As filed with the Securities and Exchange Commission on April 6, 2026

1933 Act File No. _________

1940 Act File No. _________

U.S. Securities and Exchange Commission

Washington, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

☒	Registration Statement Under the Securities Act of 1933
☐	Pre-Effective Amendment No. _
☐	Post-Effective Amendment No. _

and

☒	Registration Statement Under the Investment Company Act of 1940
☐	Amendment No. _

Brookmont Consumer Credit Fund

Exact Name of Registrant as Specified in Charter

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

(Address of Principal Executive Offices)

(469) 442-8424

(Registrant’s Telephone Number, including Area Code)

Ethan Powell

5950 Berkshire Lane, Suite 1420

Dallas, Texas 75225

(Name and Address of Agent for Service)

With copies of Notices and Communications to:

Stacy H. Louizos, Esq.

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒	Check box if any securities being registered on the Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐	Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐	Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box)

☐	When declares effective pursuant to Section 8(c) of the Securities Act

If appropriate, check the following box:

☐	This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement

☐	number of the earlier effective registration statement for the same offering is: _____.

☐	This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: _____.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”))

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☒	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐	If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION	PRELIMINARY PROSPECTUS DATED [●] , 2026

PROSPECTUS

BROOKMONT CONSUMER CREDIT FUND

SHARES OF BENEFICIAL INTEREST

Brookmont Consumer Credit Fund (the “Fund”) is a Maryland statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will be operated as an interval fund under Rule 23c-3 of the 1940 Act. The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify, as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”).

It is anticipated that the Shares will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BCCF], subject to notice of issuance.

Investment Objective. Our investment objective is to seek a high total return, consisting of current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment strategies will be successful.

Investment Strategies. Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in consumer credit instruments.

For purposes of the Fund’s 80% investment policy, consumer credit instruments are any instruments representing economic exposure to consumer debt underwritten, in whole or in part, by reference to a FICO® credit score or a substantially equivalent consumer credit score, including without limitation: (i) unsecured personal loans, including installment loans, originated through digital lending platforms, bank and non-bank lenders, or credit unions, purchased as whole loans (individually or in aggregations); (ii) student loans and student loan refinancing instruments; (iii) notes, pass-through certificates, or other obligations issued by a lender, platform, or special purpose vehicle representing the right to receive principal and interest payments on one or more consumer loans or fractional interests therein; (iv) asset-backed securities collateralized by pools of consumer loans or other consumer receivables; (v) consumer auto loans, recreational vehicle loans, and other installment obligations secured by personal-use collateral; (vi) credit card receivables and revolving consumer credit facilities; (vii) participation interests and sub-participations in consumer loan portfolios; and (viii) equity interests in, or credit facilities extended to, lenders, platforms, or special purpose vehicles whose primary business involves the origination, purchase, or securitization of consumer credit (the foregoing listed investments are collectively referred to herein as “Consumer Credit Instruments”). The Fund may invest without limit across these instrument types, except that the Fund will not invest greater than 45% of its Managed Assets in instruments representing exposure to loans originated by any single lender, platform, or group of related lenders or platforms. The Fund’s Consumer Credit Investments will be primarily alternative lending-related securities, which are loans originated through or sourced by non-traditional lending marketplaces or lenders, commonly referred to as “marketplace lenders,” or non-traditional intermediaries (collectively, “alternative lending platforms”), or securities that provide the Fund with exposure to such loans.

The Fund invests in Consumer Credit Instruments that the Fund’s investment adviser, Brookmont Capital Management (“Brookmont” or the “Adviser”), believes offer attractive opportunities for income. In the Adviser’s view, consumer credit markets in which a consumer credit score (such as a FICO® score) serve as a primary underwriting input are subject to systematic mispricing, because such models do not capture the full informational content available across the credit application and borrower behavioral dataset. The Adviser, using its intelligent lending advisory platform (ILA), seeks to identify and capitalize on this potential mispricing across the consumer credit universe through its Proprietary Loan Scoring (“PLS”) model — an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs, including standard credit bureau variables, natural language processing of borrower self-descriptions, and proprietary geospatial data linked to more than 3,000 postal areas.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Consumer Credit Instruments.

The Fund has no current intention to invest in consumer loans made to non-U.S. borrowers or originated by platforms based outside the United States, but reserves the right to do so in the future, at which time the Prospectus will be amended to provide additional disclosure. The Fund will not invest in loans to consumers originated through online platforms (or an affiliate) that are of subprime quality at the time of investment. The Fund may not purchase loans or other alternative lending-related securities originated in emerging markets. The Fund may not purchase loans or other alternative lending-related securities from platforms whose financial statements are not audited by a nationally recognized accounting firm. See “General Description of the Fund.”

The Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade, and equity securities including exchange-traded funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such investments may include, without limitation, corporate debt securities, U.S. government and agency debt securities, short-term instruments, commercial asset-backed securities, exchange-traded notes, secured and unsecured commercial loans, and cash and cash equivalents.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

Consumer Credit Instruments are generally not rated by the nationally recognized statistical rating organizations and could constitute a highly risky and speculative investment. The Consumer Credit Instruments in which the Fund may invest may have varying degrees of credit risk and the Fund will not be restricted by any borrower credit criteria or credit risk limitation. There can be no assurance that payments due on underlying loans will be made. It is possible that, at any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. If a borrower is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan. Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

An investment in our Shares is considered speculative and is subject to risks and involves a heightened risk of total loss of investment. Shares of closed-end investment companies frequently trade at a discount to their net asset value. If our Shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers. Additionally, there can be no assurance that the volume of trading in the Fund’s shares on the TXSE will create sufficient liquidity for investors in the Shares and you may not be able to sell all or part of your investment in a particular timeframe. Accordingly, the Fund may not be suitable for investors who cannot bear the risk of loss of all or part of their investment or who need a reasonable expectation of being able to liquidate all or a portion of their investment in a particular time frame.

Prospective investors should not construe the contents of this Prospectus as legal, tax, financial or other advice. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors. The Fund is not intended to be a complete investment program but rather one component of a diversified investment portfolio. See “Risk Factors” beginning on page 23 of this Prospectus to read about the risks you should consider before investing in the shares.

In addition, the Fund’s investments in Consumer Credit Instruments have special risks as described on page 23 of this Prospectus, including the following:

•	If the borrower of a loan in which the Fund invests is unable to make its payments on a loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan, as (among other reasons) the Fund may not have direct recourse against the borrower or may otherwise be limited in its ability to directly enforce its rights under the loan, whether through the borrower or the platform through which such loan was originated, the loan may be unsecured or undercollateralized, and/or it may be impracticable to commence a legal proceeding against the defaulting borrower.
•	Substantially all of the Consumer Credit Instruments in which the Fund invests will not be guaranteed or insured by a third party. In addition, the Marketplace Loans in which the Fund may invest will not be backed by any governmental authority.
•	Prospective borrowers supply a variety of information regarding the purpose of the loan, income, occupation and employment status (as applicable) to the lending platforms. As a general matter, platforms do not verify the majority of this information, which may be incomplete, inaccurate, false or misleading. Prospective borrowers may misrepresent any of the information they provide to the platforms, including their intentions for the use of the loan proceeds.
•	Consumer Credit Instruments are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be comparable in quality to securities falling into any of the ratings categories used by such NRSROs to classify “junk” bonds (i.e., below investment grade securities). Accordingly, the Fund’s unrated Consumer Credit Instruments investments constitute highly risky and speculative investments similar to investments in “junk” bonds, notwithstanding that the Fund is not permitted to invest in loans that are of subprime quality at the time of investment.
•	Although the Fund is not permitted to invest in loans that are of subprime quality at the time of investment, an investment in the Fund’s Shares should be considered speculative and involving a high degree of risk, including the risk of loss of investment. There can be no assurance that payments due on underlying loans, including will be made.
•	At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit and default risk. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund.
•	The amount of distributions that the Fund may pay, if any, is uncertain.
•	The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to its performance, such as from offering proceeds, borrowings and other amounts that are subject to repayment.
•	A return of capital to Shareholders is a return of a portion of their original investment in the Fund, thereby reducing the tax basis of their investment. As a result of such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

Offering of Shares. This Prospectus applies to the offering of an unlimited number of common shares of beneficial interest of the Fund (the “Shares”). The Fund may offer additional classes of Shares in the future. The Shares will be offered on a continuous basis at the Fund’s net asset value (“NAV”) per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. The Shares will be offered through [●] (the “Distributor”). The Distributor is not required to sell any specific number or dollar amount of the Shares, but will use its best efforts to sell the Shares. The minimum initial investment is $[●], with a minimum subsequent investment of $ [●]. The Fund will reserve the right to waive investment minimums. See “Plan of Distribution.”

It is anticipated that the Shares will be listed on the TXSE under the ticker symbol [BCCF], subject to notice of issuance.

Under the 1940 Act, the Fund may not sell any Shares at a price below the current NAV of such Shares, exclusive of any distributing commission or discount. Sales of the Fund’s Shares, if any, under this Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the TXSE or sales made to or through a market maker other than on an exchange. The minimum price on any day at which Shares may be sold will not be less than the then current NAV per Share plus the per Share amount of the commission to be paid to the Distributor (the “Minimum Price”). The Fund and the Distributor will determine whether any sales of Shares will be authorized on a particular day. The Fund and the Distributor, however, will not authorize sales of Shares if the price per share of the Shares is less than the Minimum Price. The Fund and the Distributor may elect not to authorize sales of Shares on a particular day even if the price per share of the Shares is equal to or greater than the Minimum Price, or may only authorize a fixed number of Shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Shares will be authorized on a particular day and, if so, in what amounts.

The Distributor may enter into sub-placement agent agreements with one or more selected dealers.

Investment Adviser. Brookmont Capital Management, LLC (“Brookmont” or the “Adviser”) serves as the Fund’s investment adviser. See “Management.”

Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this Prospectus is [●], 2026.

Interval Fund Structure/Repurchase Policy. The Fund will operate as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “Repurchase Policy”). The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. Shareholders will be notified in writing of each repurchase offer under the Repurchase Policy, how they may request that the Fund repurchase their Shares and the date the repurchase offer ends (the “Repurchase Request Deadline”). The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately [30] days. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the TXSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day (each, a “Repurchase Pricing Date”). Payment pursuant to the repurchase will be distributed to Shareholders or financial intermediaries for distribution to their customers no later than seven days after the Repurchase Pricing Date. Although the Repurchase Policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board of Trustees. Quarterly repurchases will occur in the months of [March, June, September, and December]. The Fund expects to make its initial repurchase offer in [●], 2026. See “Risks—Risks Relating to Our Business and Structure” and “Repurchase of Shares” below.

This Prospectus contains important information about us that a prospective investor should know before investing in our Shares. Please read this Prospectus before investing and keep it for future reference. The Fund’s Statement of Additional Information (“SAI”) dated [●], 2026, as it may be supplemented, containing additional information about the Fund, has been filed with the SEC and is incorporated by reference in its entirety into this Prospectus. Upon the completion of this offering, we will file annual, semi-annual and quarterly reports, proxy statements and other information about us with the Securities and Exchange Commission (the “SEC”). This information will be available free of charge by contacting us by mail at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, by telephone at (214) 953-0190 or on our website at [●]. The SEC also maintains a website at http://www.sec.gov that contains such information. Information contained on our website is not incorporated by reference into this Prospectus, and you should not consider that information to be part of this Prospectus.

Shares are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured depository institution and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely on the information contained in this Prospectus. We have not, and the underwriters have not, authorized any other person to provide you with different information or to make representations as to matters not stated in this Prospectus. If anyone provides you with different or inconsistent information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. You should not assume that the information contained in this Prospectus is accurate as of any date other than the date on the front of this Prospectus. This Prospectus will be amended to reflect material changes to the information contained herein.

FORWARD-LOOKING STATEMENTS AND PROJECTIONS

This Prospectus contains forward-looking statements that involve substantial risks and uncertainties. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Fund, our current and prospective portfolio investments, our industry, our beliefs, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation the risks, uncertainties and other factors we identify in “Risk Factors” and elsewhere in this Prospectus and in our filings with the SEC.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this Prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These risks and uncertainties include those described or identified in “Risk Factors” and elsewhere in this Prospectus. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this Prospectus.

SUMMARY

The following summary contains basic information about this offering. It may not contain all the information that is important to an investor. For a more complete understanding of this offering, you should read this entire document and the documents to which we have referred. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this Prospectus.

Except where the context requires otherwise, the terms “Fund,” “we,” “us” and “our” refer to Brookmont Consumer Credit Fund; “Brookmont” and “Adviser” refer to Brookmont Capital Management, LLC.

Unless otherwise noted, the information contained in this Prospectus assumes that the underwriters’ overallotment option is not exercised.

The Fund

We are a newly formed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and will be operated as an interval fund under Rule 23c-3 of the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Code, beginning with our tax year ending [●]. We were formed on March 27, 2026, as a Maryland statutory trust.

The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of the Fund’s Shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Repurchase of Shares.” The Fund intends to publicly report the NAV per Share of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit [●] or call the Fund at (214) 953-0190.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BCCF], subject to notice of issuance.

Investment Objective

Our investment objective is to seek a high total return, consisting of current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund will achieve its investment objective.

The Fund’s investment objective and, unless otherwise specified, the investment policies and limitations of the Fund are not considered to be fundamental by the Fund and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets (as defined below) in Consumer Credit Instruments (as defined below) may only be changed by the Board of Trustees (or, the “Board”) following the provision of 60 days’ prior written notice to the Shareholders. Certain investment restrictions specifically identified as such in the SAI are considered fundamental and may not be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act.

The Adviser

The Fund’s investment adviser is Brookmont, an investment adviser registered under the Advisers Act of 1940, as amended (the “Advisers Act”). Brookmont’s principal offices are located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225. As of March 31, 2026, Brookmont had approximately $1.2 billion assets under management. See “Management.”

As the investment adviser, Brookmont is responsible for managing the Fund’s business affairs, providing certain administrative services and the day-to-day management of the Fund’s portfolio and implementation of the investment strategy. The Adviser is subject to the supervision of the Board pursuant to an investment advisory agreement (the “Investment Advisory Agreement”).

Investment Focus

The Fund’s investment strategy is premised on a single organizing principle: that any consumer credit market in which FICO® scores serve as a primary underwriting input is subject to systematic mispricing, because FICO®-based models do not capture the full informational content available across the credit application and borrower behavioral dataset. The Adviser, using its intelligent lending advisory platform (ILA), seeks to identify and capitalize on this mispricing across the consumer credit universe through its Proprietary Loan Scoring (“PLS”) model — an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs, including standard credit bureau variables, natural language processing of borrower self-descriptions, and proprietary geospatial data linked to more than 3,000 postal areas. The PLS model is the Fund’s primary investment selection tool, and the Fund’s mandate is expressly designed to be inclusive of any consumer credit instrument for which ILA’s model-driven selection process can be applied.

Principal Investment Strategies and Policies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in consumer credit instruments.

For purposes of the Fund’s 80% investment policy, consumer credit instruments are any instrument representing economic exposure to consumer debt underwritten, in whole or in part, by reference to a FICO® credit score or a substantially equivalent consumer credit score, including without limitation: (i) unsecured personal loans, including installment loans, originated through digital lending platforms, bank and non-bank lenders, or credit unions, purchased as whole loans (individually or in aggregations); (ii) student loans and student loan refinancing instruments; (iii) notes, pass-through certificates, or other obligations issued by a lender, platform, or special purpose vehicle representing the right to receive principal and interest payments on one or more consumer loans or fractional interests therein; (iv) asset-backed securities collateralized by pools of consumer loans or other consumer receivables; (v) consumer auto loans, recreational vehicle loans, and other installment obligations secured by personal-use collateral; (vi) credit card receivables and revolving consumer credit facilities; (vii) participation interests and sub-participations in consumer loan portfolios; and (viii) equity interests in, or credit facilities extended to, lenders, platforms, or special purpose vehicles whose primary business involves the origination, purchase, or securitization of consumer credit (the foregoing listed investments are collectively referred to herein as “Consumer Credit Instruments”). The Fund may invest without limit across these instrument types, except that the Fund will not invest greater than 45% of its Managed Assets in instruments representing exposure to loans originated by any single lender, platform, or group of related lenders or platforms. The Fund’s Consumer Credit Investments will be primarily alternative lending-related securities, which are loans originated through or sourced by non-traditional lending marketplaces or lenders, commonly referred to as “marketplace lenders,” or non-traditional intermediaries (collectively, “alternative lending platforms”), or securities that provide the Fund with exposure to such loans (sometimes referred to as “Marketplace Loans”).

The Fund invests in Consumer Credit Instruments that the Adviser believes offer attractive opportunities for income. In the Adviser’s view, consumer credit markets in which a consumer credit score (such as a FICO® score) serve as a primary underwriting input are subject to systematic mispricing, because such models do not capture the full informational content available across the credit application and borrower behavioral dataset. The Adviser, using its intelligent learning advisory platform (ILA), seeks to identify and capitalize on this potential mispricing across the consumer credit universe through its PLS model — an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs, including standard credit bureau variables, natural language processing of borrower self-descriptions, and proprietary geospatial data linked to more than 3,000 postal areas.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Consumer Credit Instruments.

The Fund has no current intention to invest in consumer loans made to non-U.S. borrowers or originated by platforms based outside the United States, but reserves the right to do so in the future, at which time the Prospectus will be amended to provide additional disclosure.

The Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade, and equity securities including exchange-traded funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such investments may include, without limitation, corporate debt securities, U.S. government and agency debt securities, short-term instruments, commercial asset-backed securities, exchange-traded notes, secured and unsecured commercial loans, and cash and cash equivalents.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

Investment Philosophy

The Fund’s investment program was developed by Brookmont’s Intelligent Lending Advisers, LLC (“ILA”), a wholly-owned subsidiary of the Adviser. ILA was founded by Dr. Lauren Cohen, the L.E. Simmons Professor of Finance & Entrepreneurial Management at Harvard Business School and a Research Associate at the National Bureau of Economic Research, with the objective of applying academic-grade machine learning research to the real-time selection of consumer credit. ILA, known as ILA Capital, is registered with the SEC under the Advisers Act.

ILA’s investment thesis is that the consumer credit market has historically been subject to systematic mispricing, because incumbent lenders and origination platforms rely predominantly on conventional, backward-looking credit metrics — principally FICO® scores — that do not capture the full informational content available in credit data. ILA’s approach reflects the convergence of academic rigor and practical investing. ILA seeks to identify this mispricing through its PLS model, an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs drawn from three categories: (i) standard credit bureau and loan application variables supplied by platforms; (ii) unstructured textual data embedded in borrower self-descriptions, analyzed through natural language processing and tokenization of more than 200,000 distinct self-reported data points like job titles; and (iii) proprietary external data like geospatial variables linked to borrowers by ZIP code, including IRS income data and local unemployment rates across more than 3,000 postal areas.

A central insight of the PLS model is that behavioral signals embedded in how borrowers complete their credit applications carry predictive information that conventional credit scoring does not incorporate. The PLS model is designed to systematically identify and incorporate these types of non-traditional signals in its risk scoring. The PLS model’s output is compared against each loan’s interest rate to identify instruments where, based on historical data, the offered rate has exceeded the model’s risk-adjusted cost of credit.

A key insight underlying the PLS model is that behavioral signals — subtle indicators embedded in how borrowers complete their applications — carry substantial predictive power that conventional credit scoring ignores. For example, ILA’s research has identified that borrowers who leave optional application description fields blank (so-called ‘lazy applicant’ behavior) exhibit materially elevated default rates: the default rate for borrowers who provide no description text is approximately 17.31%, compared to 9.01% for borrowers who engage with the same optional field — against an all-loan tape default rate of approximately 11.34%. This behavioral signal, replicated across multiple platform datasets, illustrates the type of non-traditional insight that the PLS model is designed to systematically capture and monetize.

Risk Factors

Risk is inherent in all investing. The value of our assets, as well as the market price of our Shares, will fluctuate. Our investments may be risky, and you may lose all or part of your investment in us. Investing in the Fund involves other risks, including the following:

•	The Fund is newly organized as a closed-end management investment company, that will operate as an interval fund, and its Shares are anticipated to be listed for trading on the TXSE, subject to notice of issuance (symbol: [BCCF]). The market price of the Fund’s Shares may be affected by such factors as the Fund’s dividend and distribution levels (which are affected by expenses) and stability, market liquidity, market supply and demand, unrealized gains, general market and economic conditions and other factors.

•	Although the Shares will be listed on the TXSE, there may be no or limited trading volume in the Fund’s Shares. Accordingly, investors may not be able to sell all or part of their Shares in a particular timeframe.

•	There is no assurance that the Fund will be able to maintain a certain level of distributions.

•	Distributions may be funded from offering proceeds, which may constitute a return of capital and reduce the amount of capital available for investment.

•	At any given time, the Fund’s portfolio may be substantially illiquid and subject to increased credit risk. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

•	As a result of the foregoing and other risks described in this Prospectus, an investment in the Fund is considered to be highly speculative.

•	The Fund may decline to accept any subscription requests for any reason regardless of the order in which such subscription request was submitted to the Fund.

See “Risk Factors” beginning on page 23, and the other information included in this Prospectus, for additional discussion of factors you should carefully consider before deciding to invest in our Shares. The Fund is subject to substantial risks, including market risks and strategy risks. The Fund is also subject to the risks associated with the investment strategies employed by the Adviser, which may include credit risks, ABS risks, valuation risks, and interest rate risks, among others. While the Adviser will attempt to moderate any risks, there can be no assurance that the Fund’s investment activities will be successful or that the investors will not suffer losses.

The Offering

This Prospectus applies to the offering of an unlimited number of common shares of beneficial interest of the Fund (the “Shares”). The Fund may offer additional classes of Shares in the future. The Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund, plus any applicable sales load. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. It is anticipated that the Shares will be listed on the TXSE under the ticker symbol [BCCF], subject to notice of issuance.

[●] (the “Distributor”) is the principal underwriter and distributor of the Shares and serves in that capacity on a best effort basis, subject to various conditions. The Fund may be offered through other brokers, dealers, and other financial intermediaries that have entered into selling agreements with the Distributor.

The Distributor may enter into sub-placement agent agreements with one or more select dealers (each a “Sub-Placement Agent”). The Fund may offer and sell its Shares from time to time through a Sub-Placement Agent. The Distributor (or the Sub-Placement Agent) will provide written confirmation to the Fund not later than the opening of the trading day on the TXSE following any trading day on which Shares are sold. Each confirmation will include the number of Shares sold on the preceding day, the net proceeds to the Fund, and the compensation payable by the Fund to the Distributor in connection with the sales.

Under the 1940 Act, the Fund may not sell any Shares at a price below the current NAV of such Shares, exclusive of any distributing commission or discount. Sales of the Fund’s Shares, if any, under this Prospectus may be made in negotiated transactions or transactions that are deemed to be “at the market” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made directly on the TXSE or sales made to or through a market maker other than on an exchange. The minimum price on any day at which Shares may be sold will not be less than the then current NAV per Share plus the per Share amount of the commission to be paid to the Distributor (the “Minimum Price”). The Fund and the Distributor will determine whether any sales of Shares will be authorized on a particular day. The Fund and the Distributor, however, will not authorize sales of Shares if the price per share of the Shares is less than the Minimum Price. The Fund and the Distributor may elect not to authorize sales of Shares on a particular day even if the price per share of the Shares is equal to or greater than the Minimum Price, or may only authorize a fixed number of Shares to be sold on any particular day. The Fund and the Distributor will have full discretion regarding whether sales of Shares will be authorized on a particular day and, if so, in what amounts.

Use of Proceeds

We plan to invest the proceeds in accordance with our investment objective and strategies described in this Prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Listing of Shares

We intend to list our Shares on the TXSE, subject to notice of issuance. The trading or ticker symbol of the Shares is expected to be “[BCCF].”

Distributions

We intend to distribute [quarterly] dividends to our shareholders. The amount of our dividends, if any, will be determined by our Board. Any dividends to our shareholders will be declared out of assets legally available for distribution. The specific tax characteristics of our dividends will be reported to shareholders after the end of each calendar year.

Taxation

We intend to elect to be treated for federal income tax purposes, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To obtain and maintain our RIC tax treatment, we must meet, among other requirements, specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Investment Advisory Fees

We will pay Brookmont a fee for its services under the Investment Advisory Agreement consisting of a management fee calculated at an annual rate of [●]% of our Managed Assets, which includes any borrowings for investment purposes. “Managed Assets” means our total assets (including assets attributable to our use of leverage) minus the sum of our accrued liabilities (other than liabilities incurred for the purpose of creating leverage). See “Investment Advisory Agreement.”

Because the fees received by the Adviser are based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser on the one hand and the Fund’s shareholders on the other. Because leverage costs are borne by the Fund at a specified rate of return, the Fund’s investment management fees and other expenses, including expenses incurred as a result of any leverage, are paid only by the Shareholders and not through borrowings.

The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Leverage

We do not currently anticipate incurring indebtedness on our portfolio or paying any interest during the twelve months following completion of this offering. Although we have no current intention to do so, we may borrow funds to make investments. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. As a result, we may be exposed to the risks of leverage, which may be considered a speculative investment technique. In addition, the investment vehicles in which we invest may be leveraged, which will indirectly expose us to the risks of leverage. The use of leverage magnifies the potential for gain and loss on amounts invested and therefore increases the risks associated with investing in our securities. When leverage is employed, the NAV and the yield to shareholders will be more volatile. In addition, the costs associated with our borrowings, including any increase in the management fee payable to our Adviser will be borne by our Shareholders. Under the 1940 Act, we are only permitted to incur additional indebtedness to the extent our asset coverage, as defined under the 1940 Act, is at least 300% immediately after each such borrowing. See “Regulation as a Registered Closed-End Investment Company.”

Trading

Shares of closed-end investment companies frequently trade at a discount to their net asset value. The risk that our shares may trade at a discount to our NAV is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value.

Repurchase Policy

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding Shares at NAV, subject to certain conditions described herein (the “repurchase policy”), unless such offer is suspended or postponed in accordance with regulatory requirements. See “Repurchase of Shares.” Although the repurchase policy permits repurchases of between 5% and 25% of the Fund’s outstanding Shares, for each quarterly repurchase offer, the Fund currently expects to offer to repurchase 5% of the Fund’s outstanding Shares at NAV, subject to approval of the Board. The Fund will not otherwise be required to repurchase or redeem Shares at the option of a Shareholder. It is possible that a repurchase offer may be oversubscribed, in which case Shareholders may only have a portion of their Shares repurchased. If the number of Shares tendered for repurchase in any repurchase offer exceeds the number of Shares that the Fund has offered to repurchase, the Fund will repurchase Shares on a pro-rata basis or may, subject to the approval of the Board, increase the number of Shares to be repurchased.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers. The Fund reserves the right to conduct a special or additional repurchase offer that is not made pursuant to the repurchase policy under certain circumstances. See “Risks—Risks Relating to Our Business and Structure—Repurchase Policy Risks” below.

Shareholders will be notified in writing of each repurchase offer under the repurchase policy. Shares will be repurchased at the NAV per Share determined as of the close of regular trading on the TXSE typically as of the date a repurchase offer ends, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day. As a fundamental policy of the Fund, the repurchase policy may not be changed without the vote of the holders of a majority of the Fund’s outstanding voting securities. See “Repurchase of Shares.”

Dividend Reinvestment Plan

If your Shares are registered in your own name, your distributions will automatically be reinvested under our dividend reinvestment plan in additional whole and fractional Shares, unless you “opt out” of our dividend reinvestment plan so as to receive cash dividends by delivering a written notice to our dividend paying agent. If your Shares are held in the name of a broker or other nominee, you should contact the broker or nominee for details regarding opting out of our dividend reinvestment plan. Shareholders who receive distributions in the form of stock will be subject to the same federal, state and local tax consequences as shareholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Certain Anti-Takeover Measures

Our charter and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our Shares the opportunity to realize a premium over the market price for our Shares. See “Description of Securities.”

Available Information

After the completion of this offering, we will be required to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at http://www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information will also be available free of charge by contacting Brookmont Capital Management, LLC., at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, by telephone at (214) 953-0190, or on our website at [●].

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this Prospectus contains a reference to fees or expenses paid by “us” or “the Adviser,” or that “we” will pay fees or expenses, you will indirectly bear such fees or expenses as an investor in the Fund.

SHAREHOLDER TRANSACTION FEES
Sales Load (as a percentage of purchase amount)(1)	[●]	%
[Maximum Early Repurchase Fee (as a percentage of repurchase amount)(2)]	[●]	%
Dividend Reinvestment Plan(3)	[●]	%

ANNUAL EXPENSES
(as a percentage of net assets attributable to Shares)
Management Fee(4)	[●]	%
Other Expenses(5)	[●]	%
Acquired Fund Fees and Expenses	[●]	%
Total Annual Fund Operating Expenses	[●]	%
Fee Waiver and/or Expense Reimbursement(6)	[●]	%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	[●]	%

(1) [While the Fund does not impose an initial sales load on Shares, if a Shareholder buys Shares through certain selling agents or financial intermediaries, such selling agent or financial intermediary may directly charge Shareholders transaction or other fees in such amount as they may determine.] See “Plan of Distribution.”

(2) A [●]% early repurchase fee payable to the Fund will be charged with respect to the repurchase of a shareholder’s Shares at any time prior to the day immediately preceding the one-year anniversary of a shareholder’s purchase of the Shares (on a “first in-first out” basis). The Fund may waive the early repurchase fee for certain categories of shareholders or transactions, such as repurchases of Shares in the event of the shareholder’s death or disability.

(3) The expenses of the dividend reinvestment plan are included in “Other Expenses.”

(4) The above calculation reflects our base management fee as a percentage of our net assets. Our base management fee under the Investment Advisory Agreement, however, is based on our gross assets, which is defined as all the assets of the Fund, including those acquired using borrowings for investment purposes. As a result, to the extent we use leverage, it would have the effect of increasing our base management fee as a percentage of our net assets. See “Investment Advisory Agreement.”

(5) “Other expenses” ($[●], including costs and expenses associated with our formation and organization) are based upon estimates of the first full year of operations, as well as estimated loan service fees in connection with the Fund’s investments in Consumer Credit Instruments. The loan service fees are the cost associated with the originator’s ongoing collection and remittance of payments related to the Consumer Credit Instruments.

(6) The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our Shares. In calculating the following expense amounts, we have assumed that our annual operating expenses would remain at the levels set forth in the table above. The example for one year reflects the contractual expense limitation described below, and the amounts for the other periods reflect the contractual expense limitation described below only for the first year of such periods.

	1 Year		3 Years		5 Years		10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	[●]	$	[●]	$	[●]	$	[●]

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5.0% annual return, our performance will vary and may result in a return greater or less than 5.0%. Also, while the example assumes reinvestment of all dividends at net asset value, participants in our dividend reinvestment plan will receive a number of Shares, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share at the close of trading on the dividend payment date, which may be at, above or below net asset value. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

USE OF PROCEEDS

An indefinite number of Shares will be offered on a continuous, best efforts basis, at a price equal to the Fund’s NAV per Share as of the date that the request to purchase Shares is received and accepted by, or on behalf of, the Fund.

We plan to use the net proceeds of this offering for acquiring investments in accordance with our investment objective and strategies described in this Prospectus and for general working capital purposes. We will also pay operating expenses, including advisory and administrative fees and expenses, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within three to nine months from the consummation of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you we will achieve our targeted investment pace.

Pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investments that mature in one year or less from the date of investment. The management fee payable by us will not be reduced while our assets are invested in such securities. See “Regulation as a Registered Closed-End Investment Company” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

PERFORMANCE INFORMATION

Because the Fund is newly organized and its Shares have not previously been offered, the Fund does not have any performance history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

FINANCIAL HIGHLIGHTS

Because the Fund is newly organized and its shares have not previously been offered, the Fund does not have any financial history as of the date of this Prospectus. Additional information about the Fund’s investments will be available in the Fund’s annual and semi-annual reports when they are prepared.

GENERAL DESCRIPTION OF THE FUND

Overview

We are a newly formed, non-diversified closed-end management investment company that has registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and is operated as an interval fund under Rule 23c-3 of the 1940 Act. We intend to elect to be treated, and intend to qualify annually, as a regulated investment company, or “RIC,” under Subchapter M of the Code, beginning with our tax year ending December 31, 2026. We were formed on March 27, 2026, as a Maryland statutory trust.

The Fund is an interval fund that will provide limited liquidity by offering to make quarterly repurchases of the Fund’s Shares at net asset value (“NAV”), which will be calculated on a daily basis. See “Repurchase of Shares.” The Fund intends to publicly report the NAV per Share of the Fund on its website on a daily basis. For information on the Fund’s daily NAV, please visit [●] or call the Fund at (214) 953-0190.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE”) under the ticker symbol [BCCF], subject to notice of issuance.

Investment Strategies

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in consumer credit instruments.

For purposes of the Fund’s 80% investment policy, consumer credit instruments are any instrument representing economic exposure to consumer debt underwritten, in whole or in part, by reference to a FICO® credit score or a substantially equivalent consumer credit score, including without limitation: (i) unsecured personal loans, including installment loans, originated through digital lending platforms, bank and non-bank lenders, or credit unions, purchased as whole loans (individually or in aggregations); (ii) student loans and student loan refinancing instruments; (iii) notes, pass-through certificates, or other obligations issued by a lender, platform, or special purpose vehicle representing the right to receive principal and interest payments on one or more consumer loans or fractional interests therein; (iv) asset-backed securities collateralized by pools of consumer loans or other consumer receivables; (v) consumer auto loans, recreational vehicle loans, and other installment obligations secured by personal-use collateral; (vi) credit card receivables and revolving consumer credit facilities; (vii) participation interests and sub-participations in consumer loan portfolios; and (viii) equity interests in, or credit facilities extended to, lenders, platforms, or special purpose vehicles whose primary business involves the origination, purchase, or securitization of consumer credit (the foregoing listed investments are collectively referred to herein as “Consumer Credit Instruments”). The Fund may invest without limit across these instrument types, except that the Fund will not invest greater than 45% of its Managed Assets in instruments representing exposure to loans originated by any single lender, platform, or group of related lenders or platforms. The Fund’s Consumer Credit Investments will be primarily alternative lending-related securities, which are loans originated through or sourced by non-traditional lending marketplaces or lenders, commonly referred to as “marketplace lenders,” or non-traditional intermediaries (collectively, “alternative lending platforms”), or securities that provide the Fund with exposure to such loans (sometimes referred to as “Marketplace Loans”).

The Fund invests in Consumer Credit Instruments that the Adviser believes offer attractive opportunities for income. In the Adviser’s view, consumer credit markets in which a consumer credit score (such as a FICO® score) serve as a primary underwriting input are subject to systematic mispricing, because such models do not should read intelligent learning platform (ILA) capture the full informational content available across the credit application and borrower behavioral dataset. The Adviser, using its intelligent learning advisory platform (ILA), seeks to identify and capitalize on this potential mispricing across the consumer credit universe through its PLS model — an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs, including standard credit bureau variables, natural language processing of borrower self-descriptions, and proprietary geospatial data linked to more than 3,000 postal areas.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Consumer Credit Instruments.

The Fund is “non-diversified,” meaning that a larger portion of its assets may be invested in securities from a limited number of issuers than in a diversified fund. In addition, as a matter of fundamental policy, under normal circumstances, the Fund will concentrate its investments in alternative lending-related securities and other investments issued primarily for consumer financing.

The Fund has no current intention to invest in consumer loans made to non-U.S. borrowers or originated by platforms based outside the United States, but reserves the right to do so in the future, at which time the Prospectus will be amended to provide additional disclosure.

The Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade, and equity securities including exchange-traded funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such investments may include, without limitation, corporate debt securities, U.S. government and agency debt securities, short-term instruments, commercial asset-backed securities, exchange-traded notes, secured and unsecured commercial loans, and cash and cash equivalents.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

Investment Philosophy

The Fund’s investment program was developed by ILA, a wholly-owned subsidiary of the Adviser. ILA was founded by Dr. Lauren Cohen, the L.E. Simmons Professor of Finance & Entrepreneurial Management at Harvard Business School and a Research Associate at the National Bureau of Economic Research, with the objective of applying academic-grade machine learning research to the real-time selection of consumer credit.

ILA’s investment thesis is that the consumer credit market has historically been subject to systematic mispricing, because incumbent lenders and origination platforms rely predominantly on conventional, backward-looking credit metrics — principally FICO® scores — that do not capture the full informational content available in credit data. ILA’s approach reflects the convergence of academic rigor and practical investing. ILA seeks to identify this mispricing through its PLS model, an artificial neural network that evaluates each credit instrument across hundreds of discrete data inputs drawn from three categories: (i) standard credit bureau and loan application variables supplied by platforms; (ii) unstructured textual data embedded in borrower self-descriptions, analyzed through natural language processing and tokenization of more than 200,000 distinct self-reported data points like job titles; and (iii) proprietary external data like geospatial variables linked to borrowers by ZIP code, including IRS income data and local unemployment rates across more than 3,000 postal areas.

A central insight of the PLS model is that behavioral signals embedded in how borrowers complete their credit applications carry predictive information that conventional credit scoring does not incorporate. The PLS model is designed to systematically identify and incorporate these types of non-traditional signals in its risk scoring. The PLS model’s output is compared against each loan’s interest rate to identify instruments where, based on historical data, the offered rate has exceeded the model’s risk-adjusted cost of credit.

A key insight underlying the PLS model is that behavioral signals — subtle indicators embedded in how borrowers complete their applications — carry substantial predictive power that conventional credit scoring ignores. For example, ILA’s research has identified that borrowers who leave optional application description fields blank (so-called ‘lazy applicant’ behavior) exhibit materially elevated default rates: the default rate for borrowers who provide no description text is approximately 17.31%, compared to 9.01% for borrowers who engage with the same optional field — against an all-loan tape default rate of approximately 11.34%. This behavioral signal, replicated across multiple platform datasets, illustrates the type of non-traditional insight that the PLS model is designed to systematically capture and monetize.

Cash Management and Temporary Investments

Normally, the Fund invests substantially all of its assets to meet their investment objectives. For temporary defensive purposes, including during periods of unusual cash flows, the Fund may depart from its principal investment strategies and invest part or all of its assets in cash equivalent securities or may hold cash. The Fund may adopt a defensive strategy when the Adviser believes securities in which the Fund normally invests have special or unusual risks or are less attractive due to adverse market, economic, political or other conditions.

Alternative Lending Platforms

Alternative lending-related securities are loans originated through or sourced by non-traditional lending marketplaces or lenders, commonly referred to as “marketplace lenders,” or non-traditional intermediaries (collectively, “alternative lending platforms”), or securities that provide the Fund with exposure to such loans. Alternative lending-related securities typically provide the Fund with exposure to loans originated or sourced by alternative lending platforms. An “alternative lending platform” is a lending marketplace or lender or other intermediary that is not a traditional lender. The Adviser, as part of its portfolio construction process, performs diligence on the platforms from which the Fund purchases alternative lending-related securities in order to evaluate both the process by which each platform extends or sources loans and provides related services and the characteristics of the overall portfolio of loans made available through that platform. The Fund generally purchases a portfolio of loans from a particular platform that meet certain criteria (such as maturities and durations, borrower and loan types, borrower credit quality and geographic locations of borrower) and that provide broad exposure to the loan originations or sourcing of that particular platform. When investing in whole loans, the Fund invests solely in loans originated by platforms that provide the Fund with a written commitment to deliver or cause to be delivered individual loan-level data on an ongoing basis throughout the life of each individual loan that is updated periodically as often as the NAV is calculated to reflect new information regarding the borrower or loan, and the Fund does not invest in loans sold on platforms for which the Fund cannot evaluate to its satisfaction the completeness and accuracy of the individual loan data relevant to the existence and valuation of the loans purchased that is provided by the platform and used by the Fund in accounting for loans. Although the Fund conducts diligence on the platforms, the Fund generally does not have the ability to independently verify the information provided by the platforms, other than payment information regarding loans and other alternative lending-related securities owned by the Fund, which the Fund observes directly as payments are received. The Fund generally does not have access to personally identifiable information about the individual borrowers (e.g., names or similar identifying information) prior to purchasing loans or other alternative lending-related securities, although the Fund’s custodian has this information for whole loans owned by the Fund (and the Fund and the Adviser have established procedures with the Fund’s custodian designed to prevent the inadvertent communication of personally identifiable borrower information by the Fund’s custodian to the Fund or the Adviser). The Fund monitors the characteristics of the alternative lending-related securities purchased from particular platforms on an ongoing basis. In this way, the Adviser seeks to construct a portfolio that provides broad, representative investment exposure across the alternative consumer lending asset class.

In addition to originating or sourcing loans, some alternative lending platforms also sponsor special purpose entities, sometimes referred to as securitization vehicles, for the purpose of acquiring loans originated or sourced by such platform and issuing securities the payments on which are funded by payments received on such securitization vehicles’ underlying investments. The Fund seeks to sell certain of the whole loans it acquires by pooling them and selling them to such securitization vehicles, whether sponsored by the platforms themselves or by third parties, in cases where the Fund determines that such sales are on terms favorable to the Fund. The Fund expects that many or most alternative lending platforms will eventually begin to sponsor such securitization vehicles, and the volume and frequency of the Fund’s sales of pools of loans to securitization vehicles may increase as a more active and reliable secondary market develops over time.

“Alternative lending,” which is sometimes referred to as fintech lending, online lending or marketplace lending, is a method of financing in which an alternative lending platform facilitates the borrowing and lending of money. In so doing, a platform may either rely on its own deposit capital or may utilize third-party sources of capital, including investors like the Fund, to fund loans. It is considered an alternative to more traditional loan financing done through a traditional bank. These platforms seek to streamline the traditional lending process by using technology in their underwriting. Alternative lending models generally do not rely on physical bank branches or legacy lending systems, making it possible for the platforms to pass along cost savings to borrowers in the form of lower interest rates relative to credit card interest rates. In addition, the Adviser believes that these platforms have used their technology to profitably make smaller-dollar loans, a process that can involve higher costs when using traditional underwriting methods. As such, the Adviser believes that these platforms have helped borrowers seeking more affordable credit, including to socioeconomically disadvantaged borrowers with historically less access to such credit from traditional banks. For example, the Fund purchases through platforms that have demonstrated how their underwriting has expanded credit access to minorities and women relative to traditional lenders like banks.

There are several different models of alternative lending but, very generally, a platform typically matches consumers, small or medium-sized businesses or other types of borrowers with investors that are interested in gaining investment exposure to the loans made to such borrowers. Prospective borrowers are usually required to provide or give access to certain financial information to the platform, such as the intended purpose of the loan, income, employment information, credit score, debt-to-income ratio, credit history (including defaults and delinquencies) and home ownership status, and, in the case of small business loans, business financial statements and personal credit information regarding any guarantor, some of which information is made available to prospective lenders. Often, platforms charge fees to borrowers to cover these screening and administrative costs. Based on this and other relevant supplemental information, the platform usually assigns its own credit rating to the borrower and sets the interest rate for the requested borrowing. Some platforms follow the peer-to-peer model, posting the borrowing requests online and investors may choose among the loans, based on the interest rates the loans are expected to yield less any servicing or origination fees charged by the platform or others involved in the lending arrangement, the background data provided on the borrowers and the credit rating assigned by the platform. Other platforms sell loans directly to large institutional investors, like the Fund. In some cases, a platform partners with a bank to originate a loan to a borrower, after which the bank sells the loan to the platform or directly to the investor; alternatively, some platforms may originate loans themselves. Other alternative lending platforms are non-traditional intermediaries. Unlike marketplace lenders, non-traditional intermediaries do not themselves (either alone or working with a bank) originate loans. Instead, they intermediate sales of loans originated by more traditional lenders to buyers that utilize alternative sources of capital (i.e., capital other than bank deposits).

The Fund may not purchase loans or other alternative lending-related securities from platforms whose financial statements are not audited by a nationally recognized accounting firm. When investing in loans originated or sourced using any of these models of alternative lending, some investors, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described above. As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each loan and borrower.

Platforms may set minimum eligibility standards for borrowers to participate in alternative lending arrangements and may limit the maximum permitted borrowings. Depending on the purpose and nature of the loan, its term may, for example, be as short as six months or shorter, or as long as thirty years or longer. The Fund monitors the characteristics of the alternative lending-related securities purchased from particular platforms on an ongoing basis. In this way, the Adviser seeks to construct a portfolio that provides broad, representative investment exposure across the alternative lending asset class.

Asset-Backed Securities

The Fund also may invest in consumer loans through special purpose vehicles (“SPVs”) established solely for the purpose of holding assets (e.g., commercial loans) and issuing securities (“asset-backed securities”) secured only by such underlying assets (which practice is known as securitization). The Fund may invest, for example, in an SPV that holds a pool of loans originated by a particular platform. The SPV may enter into a service agreement with the operator or a related entity to ensure continued collection of payments, pursuit of delinquent borrowers and general interaction with borrowers in much the same manner as if the securitization had not occurred.

The SPV may issue multiple classes of asset-backed securities with different levels of seniority. The more senior classes will be entitled to receive payment before the subordinate classes if the cash flow generated by the underlying assets is not sufficient to allow the SPV to make payments on all of the classes of the asset-backed securities. Accordingly, the senior classes of asset-backed securities receive higher credit ratings (if rated) whereas the subordinated classes have higher interest rates. In general, the Fund may invest in both rated senior classes of asset-backed securities as well as unrated subordinated (residual) classes of asset-backed securities. The subordinated classes of asset-backed securities in which the Fund may invest are typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes.

The value of asset-backed securities, like that of traditional fixed-income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed-income securities because they generally will be subject to prepayment based upon prepayments received by the SPV on the loan pool. The price paid by the Fund for such securities, the yield the Fund expects to receive from such securities and the weighted average life of such securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. See “Risks—Marketplace Lending-Related Risks—Asset-Backed Securities Risks.”

Investments in Consumer Credit Instruments

The Fund may invest in the equity securities and/or debt obligations of platform operators (or their affiliates), which may provide these platforms and their related entities with the financing needed to support their lending business. An equity interest in a platform or related entity represents ownership in such company, providing voting rights and entitling the Fund, as a shareholder, to a share of the company’s success through dividends and/or capital appreciation. A debt investment made by the Fund could take the form of a loan, convertible note, credit line or other extension of credit made by the Fund to a platform operator. The Fund would be entitled to receive interest payments on its investment and repayment of the principal at a set maturity date or otherwise in accordance with the governing documents. The Fund also may wholly-own or otherwise control certain pooled investment vehicles which hold Marketplace Loans and/or other Consumer Credit Instruments, which pooled investment vehicle may be formed and managed by the Adviser (a “Subsidiary”). Each Subsidiary may invest in Marketplace Loans and other instruments that the Fund may hold directly. See “Risks—Marketplace Lending-Related Risks—Investment in Platforms Risk” and “Risks—Marketplace Lending-Related Risks—Regulatory and Other Risks Associated with Platforms and Marketplace Loans.”

Whole Loans

The Fund primarily buys and sells whole loans. When the Fund invests in whole loans, it typically purchases all rights, title and interest in the loans pursuant to a loan purchase agreement directly from the platform or its affiliate. The platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding any modification, forbearance or other form of relief that may be provided to a borrower experiencing financial hardship and acceleration or enforcement of the loans following any default by a borrower. Where a platform or its affiliate acts as the loan servicer, there is typically a backup servicer in place in case that platform or affiliate ceases or fails to perform these servicing functions. The Fund, as an investor in a whole loan, would be entitled to receive payment only from the borrower and/or any guarantor, and would not be able to recover any deficiency from the platform, except under very narrow circumstances, which may include fraud by the borrower in some cases. The whole loans in which the Fund may invest may be secured or unsecured.

Loan Participations.

The Fund invests in participation interests in whole loans, which are typically originated by an alternative lending platform, sometimes in partnership with a bank or other financial institution. When the Fund invests in participation interests, the Fund typically purchases a fractional or full economic interest in the underlying whole loans and the originator retains the legal title to such loans. As with the Fund’s investments in whole loans, the alternative lending platform or a third-party servicer typically continues to service the loans, collecting payments and distributing them to investors in the loan participations, less any servicing fees assessed against the Fund, and the servicing entity typically will make all decisions regarding any modification, forbearance or other form of relief that may be provided to a borrower experiencing financial hardship and acceleration or enforcement of the loans following any default by a borrower. The servicing entity may distribute payments of principal and interest from the borrower directly to the Fund as a holder of participation interests. Alternatively, the Fund may receive payments of principal and interest as passed through by the bank or other financial institution originating the whole loans and issuing the participation interests. The participation interests in which the Fund invests may be in whole loans that are secured or unsecured.

Pass-Through Certificates.

The Fund invests in pass-through certificates, which are a form of asset-backed security that is backed by a pool of whole loans originated or sourced by one or more alternative lending platforms and that represents the right of the holder to receive specified distributions in respect of such whole loans; specifically, holders are entitled to receive payments on account of principal and interest payments made by borrowers on the underlying loans, as well as proceeds from the sale or liquidation of any loan underlying the pass-through certificate, net of fees, expenses and other amounts payable to the issuer, trustee, originating platform(s) or other third parties as required. Unlike many other asset-backed securities, pass-through certificates are generally not issued with multiple tranches; instead, all holders of a particular certificate share a pro rata interest in the underlying pool of whole loans and distributions with respect thereto.

Other Asset-Backed Securities

The Fund invests in, and sells certain of its alternative lending-related investments to, securitization vehicles formed by alternative lending platforms or third parties for the purpose of acquiring alternative lending-related investments and issuing securities the payments on which are funded by payments received on such entities’ underlying investments. Such asset-backed securities, including mortgage-backed securities, may be issued in different tranches of debt and residual equity interests with different rights and preferences. The Fund may hold any tranche of such asset-backed securities. The volume and frequency of the Fund’s sales of pools of loans to securitization vehicles may increase as a more active and reliable secondary market develops over time.

Shares, Certificates, Notes or Other Securities

The Fund may also invest in shares, certificates, notes or other securities representing the right to receive principal and interest payments due on fractions of whole loans or pools of whole loans. The platform or a separate special purpose entity organized by or on behalf of the platform may hold the whole loans underlying such securities on its books and issue to the Fund, as an investor, a share, certificate, note or other security, the payments on which track and depend upon the borrower payments on the underlying loans. As with whole loans, the platforms or third-party servicers typically continue to service the underlying loans on which the performance of such securities is based. Such securities may be linked to any of the types of whole loans in which the Fund may invest directly. Such securities may also track fractions of a whole loan. These securities may be sold through publicly registered offerings or through unregistered private offerings.

Equity Securities

The Fund may invest in public or private equity securities issued by alternative lending platforms or companies that own or operate alternative lending platforms, including common stock, preferred stock, convertible stock and/or warrants. For example, the Fund may invest in securities issued by a platform, which may provide the platform with the capital it requires to support its business. Equity investments may afford the Fund voting rights as well as the opportunity to receive dividends and/or capital appreciation, although warrants, which are options to purchase equity securities at specific prices valid for a specific period of time, typically have no voting rights, receive no dividends and have no rights with respect to the securities of the issuer unless and until they are exercised for the underlying equity securities. The Fund may also invest in equity securities of both non-U.S. and U.S. small and mid-cap companies.

Debt Securities

The Fund may invest in debt securities issued by alternative lending platforms or companies that own or operate alternative lending platforms. The Fund may have exposure to the debt securities of U.S. or non-U.S. issuers. These debt securities may have fixed or floating interest rates; may or may not be collateralized; and may be below investment grade or unrated but judged by the Adviser to be of comparable quality (debt securities that are below investment grade are commonly called “junk bonds”). The Fund has no limits as to the maturity of debt securities in which it invests. Such investments may be within any maturity range (short, medium or long) depending on the Adviser’s evaluation of investment opportunities available within the debt securities market. Similarly, the Fund has no limits as to the market capitalization range of the issuers.

RISK FACTORS

Investors should carefully consider the Fund’s risks and investment objective, as an investment in the Fund may not be appropriate for all investors and is not designed to be a complete investment program but rather one component of a diversified investment portfolio. An investment in the Fund involves a high degree of risk. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, investors should (i) consider the suitability of this investment with respect to an investor’s or a client’s investment objectives and individual situation and (ii) consider factors such as an investor’s or a client’s net worth, income, age, and risk tolerance. Investment should be avoided where an investor/client has a short-term investing horizon and/or cannot bear the loss of some or all of the investment. An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured; endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly. Many factors may affect the Fund’s net asset value and performance. It is important that investors closely review and understand these risks before making an investment in the Fund.

An investment in the Fund involves special risk considerations. You should consider carefully the risks summarized below before investing in the Shares.

Risks Related to Our Investments

Asset-Backed Securities Risks. The Fund’s investments in pass-through certificates, securitization vehicles or other SPV entities that hold alternative lending-related securities (collectively, “asset-backed securities”) may involve risks that differ from or are greater than risks associated with other types of debt investments. For instance, asset-backed securities may be particularly sensitive to changes in prevailing interest rates. In addition, the underlying assets are subject to prepayments that shorten the securities’ weighted average maturity and may lower their return. Asset-backed securities are also subject to risks associated with their structure and the nature of the assets underlying the security and the servicing of those assets. Payment of interest and repayment of principal on asset-backed securities is largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other credit enhancements. The values of asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence by, or defalcation of, their servicers. Furthermore, debtors may be entitled to the protection of a number of state and federal consumer credit laws with respect to the assets underlying these securities, which may give the debtor the right to avoid or reduce payment. In addition, due to their often complicated structures, various asset-backed securities may be difficult to value and may constitute illiquid investments. If many borrowers on the underlying Marketplace Loans default, losses could exceed the credit enhancement level and result in losses to investors in asset-backed securities. An investment in subordinated (residual) classes of asset-backed securities is typically considered to be an illiquid and highly speculative investment, as losses on the underlying assets are first absorbed by the subordinated classes. The risks associated with an investment in such subordinated classes of asset-backed securities include credit risk, regulatory risk pertaining to the Fund’s ability to collect on such securities, platform performance risk and liquidity risk.

Collateral Risk. The value of collateral, if any, securing a floating rate loan can decline, and may be insufficient to meet the issuer’s obligations or may be difficult to liquidate. In addition, the Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. These laws may be less developed and more cumbersome with respect to the fund’s non-U.S. floating rate investments. Floating rate loans may not be fully collateralized or may be uncollateralized. Uncollateralized loans involve a greater risk of loss. In the event of a default, the Fund may have difficulty collecting on any collateral and would not have the ability to collect on any collateral for an uncollateralized loan. In addition, the lender’s security interest or their enforcement of their security interest under the loan agreement may be found by a court to be invalid or the collateral may be used to pay other outstanding obligations of the borrower. Further, the Fund’s access to collateral, if any, may be limited by bankruptcy law. To the extent that a loan is collateralized by stock of the borrower or its affiliates, this stock may lose all or substantially all of its value in the event of bankruptcy of the borrower. Loans that are obligations of a holding company are subject to the risk that, in a bankruptcy of a subsidiary operating company, creditors of the subsidiary may recover from the subsidiary’s assets before the lenders to the holding company would receive any amount on account of the holding company’s interest in the subsidiary. Risk of disadvantaged access to confidential information. The issuer of a floating rate loan may offer to provide material, non-public information about the issuer to investors, such as the Fund. Normally, the Adviser will seek to avoid receiving this type of information about the issuer of a loan either held by, or considered for investment by, the Fund. The Adviser’s decision not to receive the information may place it at a disadvantage, relative to other loan investors, in assessing a loan or the loan’s issuer. For example, in instances where holders of floating rate loans are asked to grant amendments, waivers or consents, The Adviser’s inability to assess the impact of these actions may adversely affect the value of the portfolio. For this and other reasons, it is possible that the Adviser’s decision not to receive material, non-public information under normal circumstances could adversely affect the Fund’s investment performance.

Credit and Below-Investment-Grade Securities Risk. The Fund has exposure and may, without limitation, continue to have exposure to Consumer Credit Instruments which are generally not rated by the nationally recognized statistical rating organizations (“NRSROs”). Such unrated instruments, however, are considered to be of comparable quality to securities falling into any of the ratings categories used by such NRSROs to classify below- investment-grade debt securities, which are commonly called “junk bonds.” Junk bonds are rated below BBB- by Standard & Poor’s Ratings Services (“S&P”) or Baa3 by Moody’s Investors Service, Inc., (“Moody’s”), or have comparable ratings by another rating organization. There is no minimum rating on the instruments in which the Fund may invest. Certain investments of the Fund may be downgraded to below-investment-grade status (or may be judged by the Adviser to be of comparable quality) after the Fund purchases them.

Below-investment-grade investments or unrated investments judged by the Adviser to be of comparable quality may be more susceptible to real or perceived adverse economic and competitive industry or business conditions than higher-grade investments. Yields on below-investment-grade investments will fluctuate and may, therefore, cause the Fund’s value to be more volatile. During periods of falling interest rates, payments under floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Credit Risk. The Consumer Credit Instruments in which the Fund invests directly or indirectly will be subject to credit risk. If an obligor (such as the issuer itself or a party offering credit enhancement) for a security held by the Fund fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy, a security’s credit rating is downgraded or the credit quality or value of an underlying asset declines, the value of your investment could decline. Changes in actual or perceived creditworthiness may occur quickly. If the Fund enters into financial contracts (such as repurchase agreements, reverse repurchase agreements, and when-issued, delayed delivery and forward commitment transactions), the Fund will be subject to the credit risk presented by the counterparty. In addition, the Fund may incur expenses and suffer delays in an effort to protect the Fund’s interests or to enforce its rights. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. Certain of the Consumer Credit Instruments in which the Fund may invest may represent obligations of consumers who would not otherwise qualify for, or would have difficulty qualifying for, credit from traditional sources of lending, a result of, among other things, limited assets, adverse income characteristics, limited credit or operating history or impaired credit record, which may include, for example, a history of irregular employment, previous bankruptcy filings, repossessions of property, charged off loans and/or garnishment of wages. The average interest rate charged to, or required of, such obligors generally is higher than that charged by commercial banks and other institutions providing traditional sources of credit or that set by the debt market. These traditional sources of credit typically impose more stringent credit requirements than the loans provided by certain platforms through which the Fund may make its investments. As a result of the credit profile of the borrowers and the interest rates on Marketplace Loans, the delinquency and default experience on the Consumer Credit Instruments may be significantly higher than those experienced by financial products arising from traditional sources of lending. Shareholders are urged to consider the highly risky nature of the credit quality of Marketplace Loans when analyzing an investment in the Shares. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Credit and Interest Rate Analysis Risk. The Adviser is reliant in part on the borrower credit information provided to it or assigned by the platforms when selecting Consumer Credit Instruments for investment. To the extent a credit rating is assigned to each borrower by a platform, such rating may not accurately reflect the borrower’s actual creditworthiness. A platform may be unable, or may not seek, to verify all of the borrower information obtained by it, which it may use to determine such borrower’s credit rating.

Borrower information on which platforms and lenders may rely may be outdated. For example, following the date a borrower has provided its information to the platform, it may have defaulted on a pre-existing debt obligation, taken on additional debt or sustained an adverse financial or life event. In addition, certain information that the Adviser would otherwise seek may not be available, such as financial statements and other financial information. Furthermore, the Adviser may be unable to perform any independent follow-up verification with respect to a borrower to the extent the borrower’s name, address and other contact information is required to remain confidential. There is risk that a borrower may have supplied false or inaccurate information. If a borrower supplied false, misleading or inaccurate information, repayments on the corresponding Marketplace Loan may be lower, in some cases significantly lower, than expected. Although the Adviser conducts diligence on the credit scoring methodologies used by platforms from which the Fund purchases Consumer Credit Instruments, the Fund typically will not have access to all of the data that platforms utilize to assign credit scores to particular loans purchased directly or indirectly by the Fund, and will not confirm the truthfulness of such information or otherwise evaluate the basis for the platform’s credit score of those loans. In addition, the platforms’ credit decisions and scoring models are based on algorithms that could potentially contain programming or other errors or prove to be ineffective or otherwise flawed. This could adversely affect loan pricing data and approval processes and could cause loans to be mispriced or misclassified, which could ultimately have a negative impact on the Fund’s performance. See “Information Technology Risk” below.

The interest rates on Marketplace Loans established by the platforms may have not been appropriately set. A failure to set appropriate rates on the Marketplace Loans may adversely impact the ability of the Fund to receive returns on its Consumer Credit Instruments that are commensurate with the risks associated with directly or indirectly owning such instruments. In addition, certain other information used by the platforms and the Adviser in making loan and investment decisions may be deficient and/or incorrect, which increases the risk of loss on the loan. For example, with respect to real estate-related loans, the valuation of the underlying property that is used by platforms in determining whether or not to make a Marketplace Loan to the borrower may prove to be overly optimistic, in which case there would be an increased risk of default on the loan. See “Platform Reliance Risk” below.

Cybersecurity Risk. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Fund’s operations, the Fund and the Adviser, transfer agent, other Underwriter and other service providers and the vendors of each (collectively “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down the Fund or Service Provider web site through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Successful cyber-attacks or other cyber-failures or events affecting the Fund or its Service Providers may adversely impact the Fund or its shareholders or cause an investment in the Fund to lose value. For instance, such attacks, failures or other events may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, or cause reputational damage. Such attacks, failures or other events could also subject the Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may be insufficient to cover these losses. The Fund or its Service Providers may also incur significant costs to manage and control Cyber Risk. While the Fund and its Service Providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate Cyber Risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated. Cyber Risk is also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value.

Default Risk. The ability of the Fund to generate income through its Consumer Credit Instruments is dependent upon payments being made by the borrower underlying such Consumer Credit Instruments. If a borrower is unable to make its payments on a Marketplace Loan, the Fund may be greatly limited in its ability to recover any outstanding principal and interest under such loan.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. The Fund may need to rely on the collection efforts of the platforms and third party collection agencies, which also may be limited in their ability to collect on defaulted loans. The Fund may not have direct recourse against borrowers, may not be able to obtain the identity of the borrowers in order to contact a borrower about a loan and may not be able to pursue borrowers to collect payment under loans. After a limited period of time following the final maturity date of a Pass-Through Note (typically, a year), platforms may not have any obligation to make late payments to the lenders even if the borrower has submitted such a payment to the platform. In such case, the platform is entitled to such payments submitted by the borrower and the lender will have no right to such payments. In addition, platforms will retain from the funds received from borrowers and otherwise available for payment to lenders any insufficient payment fees and the amounts of any attorneys’ fees or collection fees it, a third party service provider or collection agency may impose in connection with any collection efforts. To the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan.

Marketplace Loans are credit obligations of the borrowers and the terms of certain loans may not restrict the borrowers from incurring additional debt. If a borrower incurs additional debt after obtaining a loan through a platform, the additional debt may adversely affect the borrower’s creditworthiness generally, and could result in the financial distress, insolvency or bankruptcy of the borrower. This circumstance would ultimately impair the ability of that borrower to make payments on its Marketplace Loan and the Fund’s ability to receive the principal and interest payments that it expects to receive on such loan. To the extent borrowers incur other indebtedness that is secured, such as a mortgage, the ability of the secured creditors to exercise remedies against the assets of that borrower may impair the borrower’s ability to repay its Marketplace Loan or it may impair the platform’s ability to collect on the Marketplace Loan upon default. To the extent that a Marketplace Loan is unsecured, borrowers may choose to repay obligations under other indebtedness (such as loans obtained from traditional lending sources) before repaying a loan facilitated through a platform because the borrowers have no collateral at risk. The Fund will not be made aware of any additional debt incurred by a borrower, or whether such debt is secured.

Equity Securities Risk. The Fund may at times invest directly or indirectly in equity securities, which may be publicly or privately offered, of marketplace lending platforms (or an affiliate). The equity securities in which the Fund invests may be more volatile than the equity markets as a whole. Equity investing risk is the risk that the value of equity instruments to which the Fund is exposed will fall due to general market or economic conditions; overall market changes; local, regional or global political, social or economic instability; currency, interest rate and commodity price fluctuations, perceptions regarding the industries in which the issuers participate, and the particular circumstances and performance of the issuers. Market conditions may affect certain types of equity securities to a greater extent than other types. Although equities have historically generated higher average returns than debt securities over the long term, equity securities also have experienced significantly more volatility in returns. Equities to which the Fund will be exposed are structurally subordinated to bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and, therefore, will be subject to greater dividend risk than debt instruments of such issuers. Finally, the prices of equities are also sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

Financials Sector Risk. The industries within the financial services sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge. Profitability can be largely dependent on the availability and cost of capital funds and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively affect the financial services industries. Insurance companies can be subject to severe price competition. The financial services industries are currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For example, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Non-U.S. financial services companies, including insurance companies, may be subject to different levels of regulation than that to which similar companies operating in the U.S. are subject. Similarly, to the extent the Fund has exposure to a significant extent in investments tied economically to a specific geographic region, country or a particular market, it will have more exposure to regional and country economic risks than it would if it had more geographically diverse investments.

A fund that invests a significant percentage of its assets in a single industry may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a fund that does not concentrate in an industry. For example, industries in the financial segment, such as banks, insurance companies, broker-dealers and real estate investment trusts (REITs), may be sensitive to changes in interest rates and general economic activity and are generally subject to extensive government regulation.

Floating or Variable Rate Securities Risk. Certain of the fixed-income securities in which the Fund directly or indirectly invests have variable rates, also known as floating-rates. During periods of falling interest rates, payments under floating rate debt instruments that the Fund holds would generally decrease, resulting in less revenue to the Fund. In the event of a sharply rising interest rate environment, payments under floating rate debt instruments generally would rise and there may be a significant number of issuers of such floating rate debt instruments that would be unable or unwilling to pay such increased interest costs and may otherwise be unable to repay their loans. Investments in floating rate debt instruments may also decline in value in response to rising interest rates if the interest rates of such investments do not rise as much, or as quickly, as market interest rates in general. Similarly, during periods of rising interest rates, fixed-rate debt instruments may decline in value because the fixed rates of interest paid thereunder may be below market interest rates.

Fraud Risk. The Fund is subject to the risk of fraudulent activity associated with the various parties involved in marketplace lending, including the platforms, banks, borrowers and third parties handling borrower and investor information. A platform’s resources, technologies and fraud prevention tools may be insufficient to accurately detect and prevent fraud. Platforms generally are obligated to repurchase Marketplace Loans in cases of confirmed identity theft. High profile fraudulent activity or significant increases in fraudulent activity could lead to regulatory intervention, negatively impact operating results, brand and reputation and lead the defrauded platform to take steps to reduce fraud risk, which could increase costs.

Funding Bank Risk. Multiple banks may originate loans for marketplace lending platforms. If such a bank were to suspend, limit or cease its operations or a platform’s relationship with a bank were to otherwise terminate, such platform would need to implement a substantially similar arrangement with another funding bank, obtain additional state licenses or curtail its operations. Transitioning loan originations to a new funding bank is untested and may result in delays in the issuance of loans or may result in a platform’s inability to facilitate loans. If a platform is unable to enter in an alternative arrangement with a different funding bank, the platform may need to obtain a state license in each state in which it operates in order to enable it to originate loans, as well as comply with other state and federal laws, which would be costly and time-consuming. If a platform is unsuccessful in maintaining its relationships with the funding banks, its ability to provide loan products could be materially impaired and its operating results would suffer. The Fund is dependent on the continued success of the platforms that originate the Fund’s Marketplace Loans. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies.

Geographic Concentration Risk. The Fund is not subject to any geographic restrictions when investing in Marketplace Loans and therefore could be concentrated in a particular state or region. A geographic concentration of the Marketplace Loans may expose the Fund to an increased risk of loss due to risks associated with certain regions. Certain regions of the United States from time to time will experience weaker economic conditions and, consequently, will likely experience higher rates of delinquency and loss than on similar loans nationally. In addition, natural disasters in specific geographic regions may result in higher rates of delinquency and loss in those areas. In the event that a significant portion of the pool of Marketplace Loans is comprised of Marketplace Loans owed by borrowers resident or operating in certain states, economic conditions, localized weather events, environmental disasters, natural disasters or other factors affecting these states in particular could adversely impact the delinquency and default experience of the Marketplace Loans and could impact Fund performance. Further, the concentration of the Marketplace Loans in one or more states would have a disproportionate effect on the Fund if governmental authorities in any of those states took action against the platforms lending in such states.

Illiquidity Risk. Marketplace Loans generally have a maturity between six months to five years. Investors acquiring Marketplace Loans and other Consumer Credit Instruments directly through platforms and hoping to recoup their entire principal must generally hold their loans through maturity. Marketplace Loans and other Consumer Credit Instruments may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and are not listed on any securities exchange. Accordingly, those Consumer Credit Instruments may not be transferred unless they are first registered under the Securities Act and all applicable state or foreign securities laws or the transfer qualifies for exemption from such registration. A reliable secondary market has yet to develop, nor may one ever develop, for Marketplace Loans and such other Consumer Credit Instruments and, as such, these investments should be considered illiquid. Until an active secondary market develops, the Fund intends to primarily hold its Marketplace Loans until maturity. The Fund may not be able to sell any of its Consumer Credit Instruments even under circumstances when the Adviser believes it would be in the best interests of the Fund to sell such investments. In such circumstances, the overall returns to the Fund from its Consumer Credit Instruments may be adversely affected. Moreover, certain Consumer Credit Instruments are subject to certain additional significant restrictions on transferability. Although the Fund may attempt to increase its liquidity by borrowing from a bank or other institution, its assets may not readily be accepted as collateral for such borrowing.

Information Technology Risk. Marketplace Loans are originated and documented in electronic form and there are generally no tangible written documents evidencing such loans or any payments owed thereon. Because the Fund relies on electronic systems maintained by the custodian and the platforms to maintain records and evidence ownership of Marketplace Loans and to service and administer Marketplace Loans (as applicable) it is susceptible to risks associated with such electronic systems. These risks include, among others: power loss, computer systems failures and Internet, telecommunications or data network failures; operator negligence or improper operation by, or supervision of, employees; physical and electronic loss of data or security breaches, misappropriation and similar events; computer viruses; cyber attacks, intentional acts of vandalism and similar events; and hurricanes, fires, floods and other natural disasters. In addition, platforms rely on software that is highly technical and complex and depend on the ability of such software to store, retrieve, process and manage immense amounts of data. Such software may contain errors or bugs. Some errors may only be discovered after the code has been released for external or internal use. Errors or other design defects within the software on which a platform relies may result in a negative experience for borrowers who use the platform, delay introductions of new features or enhancements, result in errors or compromise the platform’s ability to protect borrower or investor data or its own intellectual property. Any errors, bugs or defects discovered in the software on which a platform relies could negatively impact operations of the platform and the ability of the platform to perform its obligations with respect to the Marketplace Loans originated by the platform. The electronic systems on which platforms rely may be subject to cyber attacks that could result, among other things, in data breaches and the release of confidential information and thus expose the platform to significant liability. A security breach could also irreparably damage a platform’s reputation and thus its ability to continue to operate its business. The Adviser is also reliant on information technology to facilitate the Marketplace Loan acquisition process. Any failure of such technology could have a material adverse effect on the ability of the Adviser to acquire Marketplace Loans and therefore may impact the performance of the Fund. Any delays in receiving the data provided by such technology could also impact, among other things, the valuation of the portfolio of Marketplace Loans.

Investments in Platforms Risk. The platforms in which the Fund may invest may have a higher risk profile and be more volatile than companies engaged in lines of business with a longer, established history and such investments should be viewed as longer term investments. The Fund may invest in listed or unlisted equity securities of platforms or make loans directly to the platforms. Investments in unlisted equity securities, by their nature, generally involve a higher degree of valuation and performance uncertainties and liquidity risks than investments in listed equity securities. The companies of unlisted securities, in comparison to companies of listed securities, may:

●	have shorter operating histories and a smaller market share, rendering them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns;

●	often operate at a financial loss;

●	be more likely to depend on the management talents and efforts of a small group of persons and the departure of any such persons could have a material adverse impact on the business and prospects of the company; and

●	generally have less predictable operating results and require significant additional capital to support their operations, expansion or competitive position. The success of a platform is dependent upon payments being made by the borrowers of Marketplace Loans originated by the platform. Any increase in default rates on a platform’s Marketplace Loans could adversely affect the platform’s profitability and, therefore, the Fund’s investments in the platform. See also “Small and Mid-Capitalization Investing Risk.”

Limited Operating History of Platforms Risk. Many of the platforms, and marketplace lending in general, are in the early stages of development and have a limited operating history. As a result, there is a lack of significant historical data regarding the performance of Marketplace Loans and the long term outlook of the industry is uncertain. In addition, because Marketplace Loans are originated using a lending method on a platform that has a limited operating history, borrowers may not view or treat their obligations on such loans as having the same significance as loans from traditional lending sources, such as bank loans.

Marketplace Loans and Pass-Through Notes Risk. Consumer Credit Instruments are generally not rated and constitute a highly risky and speculative investment, similar to an investment in “junk” bonds. There can be no assurance that payments due on underlying Marketplace Loans will be made. The Shares therefore should be purchased only by investors who could afford the loss of the entire amount of their investment.

A substantial portion of the Marketplace Loans in which the Fund may invest will not be secured by any collateral, will not be guaranteed or insured by a third party and will not be backed by any governmental authority. Accordingly, the platforms and any third party collection agencies will be limited in their ability to collect on defaulted Marketplace Loans. With respect to Marketplace Loans secured by collateral, there can be no assurance that the liquidation of any such collateral would satisfy a borrower’s obligation in the event of a default under its Marketplace Loan.

Furthermore, Marketplace Loans may not contain any cross-default or similar provisions. A cross-default provision makes a default under certain debt of a borrower an automatic default on other debt of that borrower. The effect of this can be to allow other creditors to move more quickly to claim any assets of the borrower. To the extent a Marketplace Loan does not contain a cross default provision, the loan will not be placed automatically in default upon that borrower’s default on any of the borrower’s other debt obligations, unless there are relevant independent grounds for a default on the loan. In addition, the Marketplace Loan will not be referred to a third-party collection agency for collection because of a borrower’s default on debt obligations other than the Marketplace Loan. If a borrower first defaults on debt obligations other than the Marketplace Loan, the creditors to such other debt obligations may seize the borrower’s assets or pursue other legal action against the borrower, which may adversely impact the ability to recoup any principal and interest payments on the Marketplace Loan if the borrower subsequently defaults on the loan. In addition, an operator of a platform is generally not required to repurchase Marketplace Loans from a lender except under very narrow circumstances, such as in cases of verifiable identity fraud by the borrower or as may otherwise be negotiated by the Fund when purchasing whole loans. Borrowers may seek protection under federal bankruptcy law or similar laws. If a borrower files for bankruptcy (or becomes the subject of an involuntary petition), a stay will go into effect that will automatically put any pending collection actions on hold and prevent further collection action absent bankruptcy court approval.

Whether any payment will ultimately be made or received on a Marketplace Loan after bankruptcy status is declared depends on the borrower’s particular financial situation and the determination of the court. It is possible that the borrower’s liability on the Marketplace Loan will be discharged in bankruptcy. In most cases involving the bankruptcy of a borrower with an unsecured Marketplace Loan, unsecured creditors will receive only a fraction of any amount outstanding on their loan, if anything at all.

As Pass-Through Notes generally are pass-through obligations of the operators of the lending platforms, and are not direct obligations of the borrowers under the underlying Marketplace Loans originated by such platforms, holders of certain Pass-Through Notes are exposed to the credit risk of the operator. An operator that becomes subject to bankruptcy proceedings may be unable to make full and timely payments on its Pass-Through Notes even if the borrowers of the underlying Marketplace Loans timely make all payments due from them. Although some operators have chosen to address operator insolvency risk by organizing special purpose subsidiaries to issue the Pass-Through Notes, there can no assurance that any such subsidiary would not be consolidated into the operator’s bankruptcy estate should the operator become subject to bankruptcy proceedings. In such event, the holders of the Pass-Through Notes would remain subject to all of the risks associated with an operator insolvency. In addition, Pass-Through Notes are nonrecourse obligations (except to the extent that the operator actually receives payments from the borrower on the loan). Accordingly, lenders assume all of the borrower credit risk on the loans they fund and are not entitled to recover any deficiency of principal or interest from the operator if the borrower defaults on its payments. There may be a delay between the time the Fund commits to purchase a Pass-Through Note and the issuance of such note and, during such delay, the funds committed to such an investment will not be available for investment in other Consumer Credit Instruments. Because the funds committed to an investment in Pass-Through Notes do not earn interest until the issuance of the note, the delay in issuance will have the effect of reducing the effective rate of return on the investment.

Special Risks of Marketplace Loans

The Fund may invest in Marketplace Loans including student loans, debt consolidation loans, home improvement loans, personal loans, credit cards, and automobile loans. The performance of such investments is affected by, among other things, general economic conditions. Changes in economic conditions have adversely affected the performance and market value of such investments. Marketplace Loans are susceptible to prepayment risks and default risks. Unsecured Marketplace Loans are not secured by any collateral of the borrowers. The repayment of unsecured Marketplace Loans is dependent upon the ability and willingness of the borrowers to repay. Marketplace Loans may entail greater credit risk than other loans, particularly in the case of unsecured Marketplace Loans or Marketplace Loans secured by rapidly depreciating assets, such as automobiles. In such cases, any repossessed collateral for a defaulted consumer loan may not provide an adequate source of repayment of the outstanding loan balance as a result of the greater likelihood of damage, loss or depreciation. In addition, Marketplace Loans are dependent on the borrower’s continuing financial stability, and thus are more likely to be affected by adverse personal circumstances. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, decreases in home values or the values of other consumer assets or lack of availability of credit may lead to increased default rates. The occurrence of any of the foregoing risks could, among other things, adversely affect the Marketplace Loans in which the Fund may invest.

Illiquid Securities Risk. The Fund may invest without limitation in illiquid investments. Illiquid securities risk is the risk that the investments held by the Fund may be difficult or impossible to sell at the time that the Fund would like without significantly changing the market value of the investment. There can be no assurance that a liquid market for the Fund’s investments will be maintained. At any given time, the Fund’s portfolio may be substantially illiquid.

The Fund’s ability to realize full value in the event of the need to liquidate certain assets may be impaired and/or result in losses to the Fund. The Fund may be unable to sell its investments, even under circumstances when the Adviser believes it would be in the best interests of the Fund to do so. Illiquid investments may also be difficult to value and their pricing may be more volatile than more liquid investments, which could adversely affect the price at which the Fund is able to sell such instruments. Illiquidity risk also may be greater in times of financial stress. The risks associated with illiquid instruments may be particularly acute in situations in which the Fund’s operations require cash (such as in connection with tender offers) and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid instruments. As an investor in the Fund, the Fund will also be subject to some of these risks, because its ability to participate in the Fund’s repurchase offers and the extent of its participation will be limited by the timing of those repurchase offers and the percentage of outstanding Shares the Fund repurchases in any given quarter.

Certain of the instruments in which the Fund may invest are subject to restrictions on resale by the federal securities laws or otherwise, such as securities offered privately pursuant to Section 4(a)(2) of the 1933 Act and securities issued pursuant to Rule 144A under the 1933 Act. While certain restricted securities may, notwithstanding their limitations on resale, be treated as liquid if the Adviser determines, pursuant to the applicable procedures, that such treatment is warranted, there can be no guarantee that any such determination will continue. Restricted securities previously determined to be liquid may subsequently become illiquid while held by the Fund. Even if such restricted securities are not deemed to be illiquid, they may nevertheless be difficult to value and the Fund may be required to hold restricted securities when it otherwise would sell such securities or may be forced to sell securities at a price lower than the price the Fund has valued such securities, and the Fund may incur additional expense when disposing of restricted securities, including costs to register the sale of the securities. This may result in losses to the Fund and investors, including the Fund.

Interest Rate Risk. Interest rates may go up, causing the value of the Fund’s investments to decline (this risk generally will be greater for securities with longer maturities or durations). A general rise in interest rates could adversely affect the price and liquidity of fixed income securities. The maturity of a security may be significantly longer than its effective duration. A security’s maturity and other features may be more relevant than its effective duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally, such as changes in credit quality or in the yield premium that the market may establish for certain types of securities. Rising interest rates can lead to increased default rates, as issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its floating rate investments. These risks may be greater in the current market environment because interest rates are near historically low levels. Moreover, an increase in interest rates could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the Fund may invest, particularly given the current market environment. Because the values of lower-rated and comparable unrated fixed rate instruments are affected both by credit risk and interest rate risk, the price movements of such lower grade instruments in response to changes in interest rates typically have not been highly correlated to the fluctuations of the prices of investment grade quality instruments in response to changes in market interest rates.

The Fund’s use of leverage, as described in this Prospectus, will tend to increase the Fund’s interest rate risk. For example, a change in market interest rates could adversely impact the Fund’s ability to utilize leverage due to an increase in the cost of borrowings, which could reduce the Fund’s net investment income. The investment vehicles in which the Fund may invest may be similarly subject to the foregoing interest rate risks.

Investment Companies Risk. When a Fund invests in other investment companies (including open-end mutual funds such as ETFs), it will bear additional expenses based on its pro rata share of the other investment company’s operating expenses, including the management fees of unaffiliated funds in addition to those paid by the Fund. The risk of owning an investment company generally reflects the risks of owning the underlying investments held by the investment company. The Fund will be indirectly exposed to the risks of the portfolio assets held by the other investment companies in direct proportion to the allocation of its assets among the underlying funds. A Fund may also incur brokerage costs when it purchases and sells shares of investment companies. An ETF’s shares could trade at a significant premium or discount to its net asset value (NAV).

Key Personnel Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Adviser’s judgments about the attractiveness, value and potential appreciation of an individual security in which the Fund invests may prove to be incorrect. In addition, the implementation of the Fund’s investment strategies depends upon the continued contributions of certain key employees of the Adviser and ILA, each of whom have unique talents and experience and would be difficult to replace. The loss or interruption of the services of a key member of the portfolio management teams could have a negative impact on the Fund during the transitional period that would be required for a successor to assume the responsibilities of the position.

Leverage Risk. The Fund may obtain financing to meet repurchase requests, to make investments in Consumer Credit Instruments, and to address cash flow timing mismatches. Therefore, the Fund is subject to leverage risk. The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying reference assets or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have and may be considered a speculative technique. The value of an investment in the Fund will be more volatile and other risks tend to be compounded if and to the extent the Fund borrows or holds investments that have embedded leverage.

The Fund’s ability to obtain leverage through borrowings is dependent on the Fund’s ability to establish and maintain an appropriate line of credit or other borrowing facility. Borrowing gives rise to interest expense and may require the Fund to pay other fees. Unless the rate of return, net of applicable Fund expenses, on the Fund’s investments exceeds the costs to the Fund of the leverage it utilizes, the investment of the Fund’s Managed Assets attributable to leverage will generate less income than will be needed to pay the costs of the leverage to the Fund, resulting in a loss to the Fund, even if the rate of return on those assets is positive. To the extent the Fund is able to secure financing, fluctuations in interest rates could increase the costs associated with the Fund’s use of certain forms of leverage, and such costs could reduce the Fund’s return.

In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) at the time that it issues senior securities and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the fund’s stock or the repurchase of any of the fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. There can be no assurance that the Fund’s use of leverage will be successful.

Liquidity Risk. Although our Shares are expected to be listed on the TXSE, there might be no or limited trading volume in the Fund’s Shares. Moreover, there can be no assurance that the Fund will continue to meet the listing eligibility requirements of a national securities exchange. Accordingly, investors may be unable to sell all or part of their Shares in a particular timeframe. Shares in the Fund are therefore suitable only for investors that can bear the risks associated with the limited liquidity of Shares and should be viewed as a long-term investment.

The Fund’s investments are also subject to liquidity risk, which exists when particular investments of the Fund are difficult to purchase or sell, possibly preventing the Fund from selling such illiquid investments at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, tariffs, the spread of infectious illness or other public health threats, lack of liquidity in the bond markets, volatility in the securities markets or adverse investor sentiment and political events affect the securities markets. Markets also tend to move in cycles with periods of rising and falling prices. If there is a general decline in the securities and other markets, your investment in the fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. A change in financial condition or other event affecting a single issuer or market may adversely impact securities markets as a whole. The value of assets or income from an investment may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s assets can decline as can the value of the Fund’s distributions. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s NAV. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Model Risk. The Fund will use a model-based strategy that may not be successful on an ongoing basis or could contain unknown errors, which may result in a decline in the value of the Fund’s shares. Any imperfections or limitations in the PLS model could affect the ability of the Adviser to implement strategies. By necessity, models make simplifying assumptions that limit their efficacy. Models relying on historical market data can fail to predict future market events. Further, the data used in models may be inaccurate and/or it may not include the most recent information about a Borrower or security. In addition, the model may not adequately take into account certain factors, the data used in the model may be inaccurate, or the computer programming used to create models might contain one or more errors. Such errors might never be detected or might be detected only after the Fund has sustained a loss (or reduced performance) related to such errors. Moreover, during periods of increased volatility or changing market conditions, the impact of economic conditions on Borrowers or companies may amplify losses. Changes in underlying market conditions can adversely affect the performance of a model.

Operating as a Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Marketplace Loans and certain Consumer Credit Instruments. In addition, although the Fund is not currently required to hold a license in connection with the acquisition of Marketplace Loans as a lender under the platforms, one or more states could take the position that lenders under such platforms are required to be licensed. Such a requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required.

Platform Concentration Risk. A concentration in select platforms may subject the Fund to increased dependency and risks associated with those platforms than it would otherwise be subject to if it were more broadly diversified across a greater number of platforms. The Fund may be more susceptible to adverse events affecting such platforms, particularly if such platforms were unable to sustain their current lending models. In addition, many platforms and/or their affiliated entities have incurred operating losses since their inception and may continue to incur net losses in the future. The Fund’s concentration in certain platforms may also expose it to increased risk of default and loss on the Marketplace Loans in which it invests through such platforms if such platforms have, among other characteristics, lower borrower credit criteria or other minimum eligibility requirements, or have deficient procedures for conducting credit and interest rate analyses as part of their loan origination processes, relative to other platforms. An investor may become dissatisfied with a platform’s marketplace if a loan underlying its investment is not repaid and it does not receive full payment. As a result, such platform’s reputation may suffer and the platform may lose investor confidence, which could adversely affect investor participation on the platform’s marketplace.

Platform Reliance Risk. The platforms through which Marketplace Loans are originated are subject to various rules and regulations issued by federal, state and local government authorities. For example, these rules may require extensive disclosure to, and consents from, applicants and borrowers and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. A failure to comply with the applicable rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to service Marketplace Loans or collect on Marketplace Loans.

The Fund is dependent on the continued success of the platforms that originate the Fund’s Consumer Credit Instruments. If such platforms were unable or impaired in their ability to operate their lending business, the Adviser may be required to seek alternative sources of investments (e.g., Marketplace Loans originated by other platforms), which could adversely affect the Fund’s performance and/or prevent the Fund from pursuing its investment objective and strategies. In order to sustain its business, platforms and their affiliated entities may be dependent in large part on their ability to raise additional capital to fund their operations. If a platform and its affiliated entities are unable to raise additional funding, they may be unable to continue their operations.

The Fund may have limited knowledge about the underlying Marketplace Loans in which it invests and will be dependent upon the platform originating such loans for information on the loans. Some investors of Consumer Credit Instruments, including the Fund, may not review the particular characteristics of the loans in which they invest at the time of investment, but rather negotiate in advance with platforms the general criteria of the investments, as described under “General Description of the Fund.” As a result, the Fund is dependent on the platforms’ ability to collect, verify and provide information to the Fund about each Marketplace Loan and borrower. See also “Credit and Interest Rate Analysis Risk” above. In addition, when the Fund owns fractional loans and certain other Consumer Credit Instruments, the Fund and its custodian generally will not have a contractual relationship with, or personally identifiable information regarding, individual borrowers, so the Fund will not be able to enforce such underlying loans directly against borrowers and may not be able to appoint an alternative servicing agent in the event that a platform or third-party servicer, as applicable, ceases to service the underlying loans. Therefore, the Fund will be more dependent on the platform for servicing such fractional loans than in the case in which the Fund owns whole loans. See “Servicer Risk” below. Each of the platforms from which the Fund will purchase Consumer Credit Instruments retains an independent auditor to conduct audits on a routine basis.

Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, preferred securities generally pay a dividend and rank ahead of shares and behind debt securities in claims for dividends and for assets of the issuer in a liquidation or bankruptcy. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities may also be sensitive to changes in interest rates. When interest rates rise, the fixed dividend on preferred securities may be less attractive, causing the price of preferred stocks to decline. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Prepayment Risk. Borrowers may decide to prepay all or a portion of the remaining principal amount due under a borrower loan at any time without penalty (unless the underlying loan agreements provide for prepayment penalties as may be the case in certain non-consumer Marketplace Loans). In the event of a prepayment of the entire remaining unpaid principal amount of a Marketplace Loan, the Fund will receive such prepayment amount but further interest will not accrue on the loan after the principal has been paid in full. If the borrower prepays a portion of the remaining unpaid principal balance, interest will cease to accrue on such prepaid portion, and the Fund will not receive all of the interest payments that the Adviser may have originally expected to receive on the loan.

Regulatory and Other Risks Associated with Platforms and Marketplace Loans. The platforms through which Marketplace Loans are originated are subject to various statutes, rules and regulations issued by federal, state and local government authorities. For example, these laws, rules and regulations may require extensive disclosure to, and consents from, applicants and borrowers, impose fair lending requirements upon lenders and platforms and may impose multiple qualification and licensing obligations on platforms before they may conduct their business. Federal and state consumer protection laws in particular impose requirements and place restrictions on creditors and service providers in connection with extensions of credit and collections on personal loans and protection of sensitive customer data obtained in the origination and servicing thereof. Platforms are also subject to laws relating to electronic commerce and transfer of funds in conducting business electronically. A failure to comply with the applicable laws, rules and regulations may, among other things, subject the platform or its related entities to certain registration requirements with government authorities and result in the payment of any penalties and fines; result in the revocation of their licenses; cause the loan contracts originated by the platform to be voided or otherwise impair the enforcement of such loans; and subject them to potential civil and criminal liability, class action lawsuits and/or administrative or regulatory enforcement actions. Any of the foregoing could have a material adverse effect on a platform’s financial condition, results of operations or ability to perform its obligations with respect to its lending business or could otherwise result in modifications in the platform’s methods of doing business which could impair the platform’s ability to originate or service Marketplace Loans or collect on Marketplace Loans.

Even absent regulations, plaintiffs may seek to successfully challenge the funding bank or other lending models. The regulatory environment applicable to platforms and their related entities may be subject to periodic changes. Any such changes could have an adverse effect on the platforms’ and related entities’ costs and ability to operate. The platforms would likely seek to pass through any increase in costs to lenders such as the Fund. Further, changes in the regulatory application or judicial interpretation of the laws and regulations applicable to financial institutions generally and marketplace lending in particular also could impact the manner in which the marketplace lending industry conducts its business. In addition, Congress, the states and regulatory agencies could further regulate the consumer credit industry in ways that would make it more difficult to collect payments on Marketplace Loans. The regulatory environment in which financial institutions operate has become increasingly complex and robust, and following the financial crisis of 2008, supervisory efforts to apply relevant laws, regulations and policies became more intense. Continued evolution of the regulatory landscape will affect marketplace lending and platform operators. See “Risks Associated with Recent Events in the Marketplace Lending Industry.”

Risk of Adverse Market and Economic Conditions. Marketplace Loan default rates, and marketplace lending generally, may be significantly affected by economic downturns or general economic conditions beyond the control of any borrowers. In particular, default rates on Marketplace Loans may increase due to factors such as prevailing interest rates, the rate of unemployment, the level of consumer confidence, residential real estate values, the value of the U.S. dollar, energy prices, changes in consumer spending, the number of personal bankruptcies, disruptions in the credit markets and other factors. A significant downturn in the economy could cause default rates on the Marketplace Loans to increase. A substantial increase in default rates, whether due to market and economic conditions or otherwise, could adversely impact the viability of the overall marketplace lending industry.

Risk of Inadequate Guarantees and/or Collateral of Marketplace Loans. To the extent that the obligations under a Marketplace Loan are guaranteed by a third-party, there can be no assurance that the guarantor will perform its payment obligations should the underlying borrower to the loan default on its payments. Similarly, to the extent a Marketplace Loan is secured, there can be no assurance as to the amount of any funds that may be realized from recovering and liquidating any collateral or the timing of such recovery and liquidation and hence there is no assurance that sufficient funds (or, possibly, any funds) will be available to offset any payment defaults that occur under the Marketplace Loan. For example, with respect to real estate-related loans, which include loans used for financing real estate-related transactions, the real property security for a Marketplace Loan may decline in value, which could result in the loan amount being greater than the property value and therefore increase the likelihood of borrower default. In addition, if it becomes necessary to recover and liquidate any collateral with respect to a secured Marketplace Loan, it may be difficult to sell such collateral and there will likely be associated costs that would reduce the amount of funds otherwise available to offset the payments due under the loan.

Risk of Regulation as an Investment Company or an Investment Adviser. If platforms or any related entities are required to register as investment companies under the 1940 Act or as investment advisers under the Investment Advisers Act of 1940, their ability to conduct business may be materially adversely affected, which may result in such entities being unable to perform their obligations with respect to their Marketplace Loans, including applicable indemnity, guaranty, repurchasing and servicing obligations, and any contracts entered into by a platform or related entity while in violation of the registration requirements may be voidable.

Risks Associated with Recent Events in the Marketplace Lending Industry. The marketplace lending industry is heavily dependent on investors for liquidity and at times during the recent past, there has been some decreasing interest from institutional investors in purchasing Marketplace Loans (due both to yield and performance considerations as well as reactions to platform and industry events described below), causing some platforms to increase rates. In addition, there is concern that a weakening credit cycle could stress servicing of Marketplace Loans and result in significant losses.

In early 2016, concerns were raised pertaining to certain loan identification practices and other compliance related issues of LendingClub. Those resulted in top management changes at LendingClub and class action lawsuits being filed against LendingClub after its stock precipitously dropped, and as a result, increased volatility in the industry and caused some institutional investors to retrench from purchasing Consumer Credit Instruments, either from LendingClub specifically or in general with respect to any Consumer Credit Instruments. LendingClub entered into a settlement with the SEC in September 2018 related to these events. While the industry has stabilized after these events, the occurrence of any additional negative business practices involving a marketplace lending platform, or the inability for marketplace lending platforms to assure investors and other market participants of its ability to conduct business practices acceptable to borrowers and investors, may significantly and adversely impact the platforms and/or the marketplace lending industry as a whole and, therefore, the Fund’s investments in Consumer Credit Instruments. There has been increased regulatory scrutiny of the marketplace lending industry. In addition, many lawsuits have been filed alleging that the platforms are the true lender and not the funding banks. It is possible that similar litigation or regulatory actions may challenge funding banks’ status as a loan’s true lender, and if successful, platform operators or loan purchasers may become subject to state licensing and other consumer protection laws and requirements. If the platform operators or subsequent assignees of the loans were found to be the true lender of the loans, the loans could be void or voidable or subject to rescission or reduction of principal or interest paid or to be paid in whole or in part or subject to damages or penalties. See “Regulatory and Other Risks Associated with Platforms and Marketplace Loans” above.

Risks relating to Treatment of Consumer Credit Instruments under Federal Securities Laws. The Fund has been advised that it is the current view of the SEC and its Staff that the purchase of whole loans through marketplace lending platforms involves the purchase of “securities” issued by the originating platforms under the Securities Act. If the Consumer Credit Instruments purchased by the Fund, such as whole loans, are deemed to be “securities” under federal securities law, then the issuers of such instruments are subject to a wide range of obligations and sanctions. At the federal level, the issuer, the underwriter and other individuals in a public offering signing a registration statement are strictly liable for any inaccurate statements in the document but underwriters may assert a due diligence defense. Even though an exemption from registration with the SEC is typically utilized by the issuers of the Consumer Credit Instruments that are securities, the anti-fraud provisions of the federal securities laws still apply. Avoidance of fraud requires full and fair disclosure of all material facts and the usual method of discharging this disclosure obligation is for the issuer to prepare and distribute a prospectus that has been registered with the SEC or, in a private transaction, an “offering memorandum” that incorporates the same type of information as would be contained in a registration statement. Noncompliance with federal securities laws can involve potentially severe consequences for the issuer and the Fund may recover civil damages from the applicable issuer of a security if the requisite intent can be shown against its directors, managers and/or other responsible persons. Securities regulators can also institute administrative proceedings, suits for injunction and, in the appropriate circumstances, even criminal actions. In addition, there are separate obligations and sanctions under securities laws which exist in each and every state. There is no bright line test to determine whether notes evidencing loans should be deemed “securities” within the purview of the SEC.

In general, a determination of whether a note evidencing a loan is a security under the Securities Act is subject to an analysis of the facts and circumstances of the transaction involving the issuance of the notes. To the extent certain Consumer Credit Instruments, such as whole loans, are not, in the future, deemed to be “securities” under the Securities Act, the Fund would not be able to seek the remedies described above with respect to such instruments.

Servicer Risk. The Fund expects that all of its direct and indirect investments in loans originated by marketplace lending platforms will be serviced by a platform or a third-party servicer. However, the Fund’s investments could be adversely impacted if a platform that services the Fund’s investments becomes unable or unwilling to fulfill its obligations to do so. In the event that the servicer is unable to service the loans, there can be no guarantee that a backup servicer will be able to assume responsibility for servicing the loans in a timely or cost-effective manner; any resulting disruption or delay could jeopardize payments due to the Fund in respect of its investments or increase the costs associated with the Fund’s investments. If the servicer becomes subject to a bankruptcy or similar proceeding, there is some risk that the Fund’s investments could be re-characterized as secured loans from the Fund to the platform, which could result in uncertainty, costs and delays from having the Fund’s investment deemed part of the bankruptcy estate of the platform, rather than an asset owned outright by the Fund. To the extent the servicer becomes subject to a bankruptcy or similar proceeding, there is a risk that substantial losses will be incurred by the Fund. See “Regulatory and Other Risks Associated with Platforms and Marketplace Loans.”

Small and Mid-Capitalization Investing Risk. The Fund may gain exposure to the securities of small capitalization companies, mid-capitalization companies and recently organized companies. For example, the Fund may invest in securities of marketplace lending platforms or may gain exposure to other small capitalization, mid-capitalization and recently organized companies through investments in the borrowings of such companies facilitated through a marketplace lending platform. Historically, such investments, and particularly investments in smaller capitalization companies, have been more volatile in price than those of larger capitalized, more established companies. Many of the risks that apply to small capitalization companies apply equally to mid-capitalization companies, and such companies are included in the term “small capitalization companies” for the purposes of this risk factor. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities and a larger number of qualified managerial and technical personnel. The equity securities of marketplace lending platforms or other issuers that are small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Investments in instruments issued by, or loans of, small capitalization companies may also be more difficult to value than other types of investments because of the foregoing considerations as well as, if applicable, lower trading volumes. Investments in companies with limited or no operating histories are more speculative and entail greater risk than do investments in companies with an established operating record.

SME Loans Risk. The businesses of SME loan borrowers may not have steady earnings growth, may be operated by less experienced individuals, may have limited resources and may be more vulnerable to adverse general market or economic developments, among other concerns, which may adversely affect the ability of such borrowers to make principal and interest payments on the SME loans. See also “—Small and Mid-Capitalization Investing Risk” above.

Student Loans Risk. In general, the repayment ability of borrowers of student loans, as well as the rate of prepayments on student loans, may be influenced by a variety of economic, social, competitive and other factors, including changes in interest rates, the availability of alternative financings, regulatory changes affecting the student loan market and the general economy. For instance, certain student loans may be made to individuals who generally have higher debt burdens than other individual borrowers (such as students of post-secondary programs). The effect of the foregoing factors is impossible to predict.

Tax Risk. The treatment of Marketplace Loans and other Consumer Credit Instruments for tax purposes is uncertain. In addition, changes in tax laws or regulations, or interpretations thereof, in the future could adversely affect the Fund, including its ability to qualify as a regulated investment company, or the participants in the marketplace lending industry. Investors should consult their tax advisors as to the potential tax treatment of Shareholders.

The Fund intends to elect to be treated as a regulated investment company for federal income tax purposes. In order to qualify for such treatment, the Fund will need to meet certain organization, income, diversification and distribution tests. The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by marketplace lending platforms. If, for any taxable year, the Fund did not qualify as a regulated investment company for U.S. federal income tax purposes, it would be treated as a U.S. corporation subject to U.S. federal income tax at the Fund level, and possibly state and local income tax, and distributions to its Shareholders would not be deductible by the Fund in computing its taxable income. As a result of these taxes, NAV per Share and amounts distributed to Shareholders may be substantially reduced. Also, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would generally constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate Shareholders, and non-corporate Shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation, provided in each case that certain holding period and other requirements are satisfied. In addition, in such an event, in order to re-qualify for taxation as a RIC, the Fund might be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions. This would cause a negative impact on Fund returns. In such event, the Fund’s Board may determine to recognize or close the Fund or materially change the Fund’s investment objective and strategies. See “U.S. Federal Income Tax Matters.”

U.S. Government Securities Risk. Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government. Additionally, the U.S. government and its agencies and instrumentalities do not guarantee the market values of their securities, which may fluctuate.

Valuation Risk. Many of the Fund’s investments may be difficult to value. Where market quotations are not readily available or deemed unreliable, the Fund will value such investments in accordance with fair value procedures adopted by the Board. Valuation of illiquid investments may require more research than for more liquid investments. In addition, elements of judgment may play a greater role in valuation in such cases than for investments with a more active secondary market because there is less reliable objective data available. An instrument that is fair valued may be valued at a price higher or lower than the value determined by other funds using their own fair valuation procedures. Prices obtained by the Fund upon the sale of such investments may not equal the value at which the Fund carried the investment on its books, which would adversely affect the NAV of the Fund.

Volatility Risk. The market value of the alternative lending-related securities to which the Fund has exposure may increase or decrease, sometimes rapidly and unpredictably, based upon changes in an issuer’s financial condition and/or overall market and economic conditions. Because many of the Fund’s investments may be illiquid and/or below investment grade (or unrated, but of a similar quality; debt securities that are below investment grade are commonly called “junk bonds”), the Fund may be subject to increased volatility risk. In addition, the Fund’s use of leverage increases the volatility of the Fund’s value.

Risks Relating to Our Business and Structure

Change in Regulation Risk. We will be subject to applicable local, state and federal laws and regulations, including, without limitation, federal securities laws and regulations. New legislation may be enacted or new interpretations, rulings or regulations could be adopted, including those governing the types of investments we are permitted to make, any of which could harm us and our shareholders, potentially with retroactive effect. Additionally, any changes to the laws and regulations governing our operations may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of our Adviser’s senior investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.

Closed-End Fund Structure Risk. Although we have no current intention to do so, we may in the future issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a registered closed-end management investment company, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 300% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our shareholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss. If we issue preferred stock, the preferred stock would rank “senior” to the Shares in our capital structure, preferred shareholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our shareholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for shareholders or otherwise be in your best interest.

We will not generally be able to issue and sell our Shares at a price below net asset value per share. We may, however, sell our Shares at a price below the then-current net asset value per share of our Shares if our Board of Trustees determines that such sale is in the best interests of the Fund and its shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board of Trustees, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more Shares, then the percentage ownership of our shareholders at that time will decrease, and you may experience dilution.

Competition for Assets Risk. We will compete for investments with other investment funds (including private funds), as well as traditional financial services companies such as reinsurers, commercial banks, investment banks, finance companies and other sources of funding. Many of our competitors will be substantially larger and have considerably greater financial, technical and marketing resources than us. For example, some competitors may have a lower cost of capital and access to funding sources that will not be available to us. We may lose investment opportunities if our competitors are willing to pay more for the types of investments that we intend to target. If we are forced to pay more for our investments, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. An increase in the number and/or the size of our competitors in our target markets could force us to accept less attractive investments. Furthermore, many of our competitors will have greater experience operating under, or will not be subject to, the regulatory restrictions that the 1940 Act will impose on us as a closed-end management investment company.

Conflict of Interest Risk. The Adviser and the portfolio managers of the Fund have interests which may conflict with the interests of the Fund. In particular, the Adviser manages and/or advises, or in the future may manage and/or advise, other investment funds or accounts with the same investment objective and strategies as the Fund. As a result, the Adviser and the Fund’s portfolio manager may devote unequal time and attention to the management of the Fund and those other funds and accounts, and may not be able to formulate as complete a strategy or identify equally attractive investment opportunities as might be the case if they were to devote substantially more attention to the management of the Fund. In addition, while the Fund is using leverage, the amount of the fees paid to the Adviser for investment advisory and management services are higher than if the Fund did not use leverage because the fees paid are calculated based on the Fund’s Managed Assets, which include assets purchased with leverage. Therefore, the Adviser has a financial incentive to leverage the Fund, which creates a conflict of interest between the Adviser, on the one hand, and the Shareholders, on the other.

Controlling Shareholder Risk. The Shares may be held by a Shareholder, such as a Fund, or a group of Shareholders that may own a significant percentage of the Fund for an indefinite period of time. When a Shareholder holds a substantial amount of the Fund’s Shares, they may be able to exercise a controlling influence in matters submitted to a vote of Shareholders, including, but not limited to, the election of the Fund’s directors, approval or renewal of advisory or sub-advisory contracts, and any vote relating to a reorganization or merger of the Fund. Additionally, a majority shareholder would also have the ability to call special meetings of the Fund pursuant to the Fund’s Charter and/or By-laws.

Determination of Net Asset Value Risk. NAV per Share is determined daily. NAV per Share is calculated by dividing the value of all of the securities and other assets of the Fund, less the liabilities (including accrued expenses and indebtedness) and the aggregate liquidation value of any outstanding preferred shares, by the total number of Shares outstanding. In determining the NAV of the Shares, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations. With respect to investments in Consumer Credit Instruments, the Fund will generally utilize prices provided by an independent valuation service.

If a price cannot be obtained from a pricing service or other pre-approved source, or if the Adviser deems such price to be unreliable, or if a significant event occurs after the close of the local market but prior to the time at which the Fund’s NAV is calculated, a portfolio instrument will be valued at its fair value as determined in good faith by the Board of Trustees or persons acting at their direction. See “Determination of Net Asset Value” and “Portfolio Valuation Risk” below.

Distributions Risk. We intend to make distributions on a [quarterly] basis to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a registered closed-end management investment company, we may be limited in our ability to make distributions. See “Regulation as a Registered Closed-End Management Investment Company.”

Lack of Financing Risk. As a registered closed-end management investment company, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets or to obtain debt financing. For example, we cannot be certain that we would be able to obtain borrowing facilities on commercially reasonable terms, if at all. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers. This market turmoil and tightening of credit have led to increased market volatility and widespread reduction of business activity generally.

If we are unable to access the capital markets or obtain debt financing on commercially reasonable terms, our liquidity will be reduced significantly. If we are unable to repay amounts outstanding under any borrowing facility we may in the future obtain, and are declared in default or are unable to renew or refinance any such facility, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

Leveraging Risk. The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. Although we have no current intention to do so, we may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our shareholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our Shares. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. Moreover, as the management fee payable to the Adviser will be payable based on our gross assets, including those assets acquired through the use of leverage, the Adviser will have a financial incentive to incur leverage which may not be consistent with our shareholders’ interests. In addition, our shareholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to the Adviser.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 300% after each issuance of senior securities. If this ratio declines below 300%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on our Adviser’s and our Board of Trustees’ assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us.

In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

The following table is furnished in response to the requirements of the SEC and illustrates the effect of leverage on returns from an investment in our Shares assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

Assumed Return on Our Portfolio (Net of Expenses)	-10%		-5%		0%		5%		10%
Corresponding net return to shareholder	[●]	%	[●]	%	[●]	%	[●]	%	[●]	%

Management Risk. Our ability to achieve our investment objective will depend on our ability to effectively manage and deploy capital, which will depend, in turn, on the Adviser’s ability to identify, evaluate and monitor, and our ability to acquire, investments that meet our investment criteria.

Accomplishing our investment objective on a cost-effective basis will largely be a function of the Adviser’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms, either in the primary or secondary markets. Even if we are able to grow and build upon our investment operations, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. The results of our operations will depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.

Market Events Risk. Terrorist acts, acts of war or natural disasters may disrupt our operations, as well as the operations of the businesses in which we intend to invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest either directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks and natural disasters are generally uninsurable.

New Fund Risk. We are a newly organized, non-diversified, closed-end management investment company with no operating history. Our Shares have no history of public trading. As a result, we have no financial information on which you can evaluate an investment in our company or our prior performance. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially or become worthless. We anticipate that it may take three to nine months to invest substantially all of the net proceeds of our initial public offering in our targeted investments. During this period, we will invest in temporary investments, such as cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less, which we expect will earn yields lower than the interest or other income that we anticipate receiving in respect of investments in Consumer Credit Instruments. As a result, we may not be able to pay any dividends during this period or, if we are able to do so, such dividends may be substantially lower than the dividends that we expect to pay when the proceeds of our initial public offering have been fully invested in accordance with our investment objective.

Non-Diversification Risk. We are classified as “non-diversified” under the 1940 Act. As a result, we can invest a greater portion of our assets in obligations of a single issuer than a “diversified” fund. We may therefore be more susceptible than a diversified fund to being adversely affected by any single corporate, economic, political or regulatory occurrence. We intend to qualify as a RIC under Subchapter M of the Code, and thus we intend to satisfy the diversification requirements of Subchapter M, including its less stringent diversification requirements that apply to the percentage of our total assets that are represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and certain other securities.

Operating Policies and Strategies Risk. Our Board of Trustees will have the authority to modify or waive our current operating policies, investment criteria and strategies, other than those that we have deemed to be fundamental, without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment. See “Management.”

Portfolio Valuation Risk. Under the 1940 Act, we will be required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us in accordance with our written valuation policy with our Board of Trustees having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the type of investments we intend to target. As a result, we will value these securities at fair value based on relevant information compiled by the Adviser, third-party pricing services and our valuation designee and with the oversight, review and approval of our Board of Trustees.

The determination of fair value and, consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree subjective and dependent on a valuation process approved by our Board of Trustees. Certain factors that may be considered in determining the fair value of our investments include available indicative bids or quotations, as well as external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if an active public market for these securities existed. Our determinations of the fair value of our investments have a material impact on our net earnings through the recording of unrealized appreciation or depreciation of investments and may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. Investors purchasing our Shares based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling Shares during a period in which the net asset value understates the value of our investments will receive a lower price for their Shares than the value of our investments might warrant.

Publicly Traded Company Risk. As a publicly traded company, we will incur legal, accounting and other expenses, including costs associated with the periodic reporting requirements applicable to a company whose securities are registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), as well as additional corporate governance requirements, including requirements under the Sarbanes-Oxley Act of 2002, and other rules implemented by the SEC.

Recognizing Income Before or Without Receiving Cash Risk. For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we acquire a debt security at a significant discount to par. Such original issue discounts will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of a RIC, please see “Material U.S. Federal Income Tax Considerations—Taxation as a Regulated Investment Company.”

Regulation as Lender Risk. The loan industry is highly regulated and loans made through lending platforms are subject to extensive and complex rules and regulations issued by various federal, state and local government authorities. One or more regulatory authorities or borrowers may assert that the Fund, when acting as a lender under the platforms, is required to comply with certain laws or regulations which govern the consumer or commercial (as applicable) loan industry. If the Fund were required to comply with additional laws or regulations, it would likely result in increased costs for the Fund and may have an adverse effect on its results or operations or its ability to invest in Marketplace Loans and certain Consumer Credit Instruments. In addition, although in most cases the Fund is not currently required to hold a license in connection with the acquisition and ownership of Marketplace Loans, certain states require (and other states could in the future take a similar position) that lenders under marketplace lending platforms or holders of Marketplace Loans be licensed. Such a licensing requirement could subject the Fund to a greater level of regulatory oversight by state governments as well as result in additional costs for the Fund. If required but unable to obtain such licenses, the Fund may be forced to cease investing in loans issued to borrowers in the states in which licensing may be required. To the extent required or determined to be necessary or advisable, the Fund intends to obtain such licenses in order to pursue its investment strategy. Under current law, purchasers/assignees of loans made by insured depository institutions do not generally need to be licensed under consumer lending license statutes because the assignee is not extending credit after the time the loan is purchased (with the possible exception of certain consumer loans made in a limited number of states). The federal Truth in Lending Act and its implementing regulation, however, make consumer loan assignees liable for certain disclosure violations apparent on the face of the note. Most, but not all, purchase agreements for whole loans require the originating lender to comply with all applicable laws and provide remedies such as indemnities or repurchase obligations with respect to non-compliant loans. Although the Fund may reduce the risk of the Fund’s exposure to lender regulation risk through appropriate due diligence procedures, there is no assurance that such procedures, or recourse against platforms, would absolve the Fund from any and all claims.

Repurchase Policy Risks. Repurchases of Shares will reduce the amount of outstanding Shares and, thus, the Fund’s net assets. To the extent that additional Shares are not sold, a reduction in the Fund’s net assets may increase the Fund’s expense ratio (subject to the Adviser’s reimbursement of expenses) and limit the investment opportunities of the Fund.

If a repurchase offer is oversubscribed by Shareholders, the Fund will repurchase only a pro rata portion of the Shares tendered by each Shareholder. In addition, because of the potential for such proration, Shareholders may tender more Shares than they may wish to have repurchased in order to ensure the repurchase of a specific number of their Shares, increasing the likelihood that other Shareholders may be unable to liquidate all or a given percentage of their investment in the Fund. To the extent Shareholders have the ability to sell their Shares to the Fund pursuant to a repurchase offer, the price at which a Shareholder may sell Shares, which will be the NAV per Share most recently determined as of the last day of the offer, may be lower than the price that such Shareholder paid for its Shares.

The Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments, which could potentially limit the ability of the Fund to generate income. The Fund also may be required to sell its more liquid, higher quality portfolio investments to purchase Shares that are tendered, which may increase risks for remaining Shareholders and increase Fund expenses. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. However, the Fund may be required to sell such investments during times and at prices when it otherwise would not, which may cause the Fund to lose money. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain financing for its repurchase offers. If the Fund borrows to finance repurchases, interest on any such borrowings will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the Adviser’s reimbursement of expenses) and reducing any net investment income. The purchase of Shares by the Fund in a repurchase offer may limit the Fund’s ability to participate in new investment opportunities.

In the event a Shareholder chooses to participate in a repurchase offer, the Shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the repurchase price will be on the repurchase date. Although the Shareholder may have the ability to withdraw a repurchase request prior to the repurchase date, to the extent the Shareholder seeks to sell Shares to the Fund as part of a repurchase offer, the Shareholder will be required to do so without knowledge of what the repurchase price of the Shares will be on the repurchase date. It is possible that general economic and market conditions could cause a decline in the NAV per Share prior to the repurchase date. See “Repurchase of Shares” below for additional information on, and the risks associated with, the Fund’s repurchase policy

Stock Exchange Risk. Trading in shares on an exchange, such as the TXSE, may be halted due to market conditions or for reasons that, in view of the exchange, make trading in shares inadvisable. In addition, trading in shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to such exchange’s “circuit breaker” rules. There can be no assurance that the requirements of an exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Shares, similar to shares of other issuers listed on a stock exchange, may be sold short and are, therefore, subject to the risk of increased volatility and price decreases associated with being sold short.

In addition, the TXSE was recently formed on [●], 2026. Selling on a newly created stock exchange involves risks, primarily stemming from lack of historical performance, lower liquidity, and potentially less stringent regulatory oversight compared to more established exchanges. New exchanges may lack active market-making, making it difficult to execute trades at favorable prices. New exchanges may suffer from low trading volumes. Sellers may have to wait longer than intended or sell at significantly discounted prices. Lower activity levels can lead to wider bid-ask spreads and increased price volatility, causing unpredictable price swings that may not reflect the true value of the Fund’s Shares. Newly created platforms may not have the robust infrastructure of established exchanges, leading to potential outages, bugs, or settlement delays. In addition, sellers may face execution risks, where orders are partially filled or not filled at all, particularly during high-market activity or unexpected events. New exchanges may have less stringent listing requirements and regulatory oversight compared to established exchanges, increasing the risk of market manipulation. Newly created platforms also may not have the robust infrastructure of established exchanges, leading to potential outages, bugs, or settlement delays.

Tax Structure Risk. Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2026 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must, among other requirements, meet the following annual distribution, income source and asset diversification requirements.

The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in Consumer Credit Instruments for which there will likely be no active public market, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.

Certain of the Fund’s investments generate income that is not qualifying income. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test. Certain investments made by the Fund may be treated as equity in passive foreign investment companies (“PFICs”) for federal income tax purposes. In general, a PFIC is a foreign corporation (i) that receives at least 75% of its annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or (ii) where at least 50% of its assets (computed based on average fair market value) either produce or are held for the production of passive income. If the fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from the PFIC or on gain from the sale of stock in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. A “qualified electing fund” election or a “mark to market” election may be available that would ameliorate these adverse tax consequences, but such elections could require the fund to recognize taxable income or gain (which would be subject to the distribution requirements applicable to regulated investment companies, as described above) without the concurrent receipt of cash. In order to satisfy the distribution requirements and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), or the Fund may be required to borrow cash. Gains from the sale of stock of PFICs may also be treated as ordinary income. In order for the Fund to make a qualified electing fund election with respect to a PFIC, the PFIC would have to agree to provide certain tax information to the fund on an annual basis, which it might not agree to do. The Fund may limit and/or manage its holdings in PFICs to limit its tax liability or maximize its after-tax return from these investments.

Risks Relating to This Offering

Absence of an Active Market Risk. We cannot predict the prices at which our Shares will trade. Shares of closed-end management investment companies have in the past frequently traded at discounts to their net asset values and our stock may also be discounted in the market. This characteristic of closed-end management investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether Shares will trade above, at or below our net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell Shares purchased from the Fund. In addition, if our stock trades below its net asset value, we will generally not be able to sell additional Shares to the public at its market price without first obtaining the approval of our shareholders (including our unaffiliated shareholders) and our independent Trustees for such issuance.

Asset Allocation Risk. We currently anticipate that we will be invested in accordance with our investment objective within three to nine months after the Fund commences operations. We cannot assure you, however, that we will be able to locate a sufficient number of suitable investment opportunities to allow us to successfully deploy substantially all of our initial capital in that timeframe. To the extent we are unable to invest substantially all of the net proceeds from the initial sale of our Shares within our contemplated timeframe, our investment income, and in turn our results of operations, will likely be materially adversely affected.

Trading Price Volatility Risk. The trading price of our Shares may fluctuate substantially. The price of our Shares that will prevail in the market may be higher or lower than the price you pay, depending on many factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include, but are not limited to, the following:

•	price and volume fluctuations in the overall stock market from time to time;
•	investor demand for our Shares;
•	significant volatility in the market price and trading volume of securities of registered closed-end management investment companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;
•	changes in regulatory policies or tax guidelines with respect to RICs or registered closed-end management investment companies;
•	failure to qualify as a RIC, or the loss of RIC status;
•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;
•	changes, or perceived changes, in the value of our portfolio investments;

•	departures of any members of senior investment team;
•	operating performance of companies comparable to us; or
•	general economic conditions and trends and other external factors.

In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Due to the potential volatility of our stock price once a market for our stock is established, we may become the target of securities litigation in the future. Securities litigation could result in substantial costs and divert management’s attention and resources from our business.

MANAGEMENT

General

Our Board of Trustees monitors and performs an oversight role with respect to the business and affairs of the Fund, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to the Fund. Among other things, our Board of Trustees approves the appointment of the Adviser and officers, reviews and monitors the services and activities performed by the Adviser and executive officers and approves the engagement, and reviews the performance of, our independent registered public accounting firm.

There are [●] Trustees of the Fund, [●] of whom is an “interested person” (as defined in the 1940 Act) and [●] of whom are not “interested persons.” The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI.

The Adviser

Founded in 2007, Brookmont Capital Management is a Texas limited liability company that is registered with the SEC as an investment adviser under the Advisers Act. Brookmont is located at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225.

As of March 31, 2026, Brookmont had approximately $1.2 billion assets under management as an adviser or sub-adviser for open-end management investment companies, exchange-traded funds and unit investment trusts.

Portfolio Manager

The personnel of the Adviser who have primary responsibility for management of the Fund:

Mr. Ethan Powell. Mr. Powell has spent over two decades in financial services, primarily in Hedge Fund and Private Equity. As Principal and CIO of Brookmont and Founder of nonprofit affiliate asset manager Impact Shares. Impact Shares is a collaboration of leading financial service and non-profit organizations providing single social issue ESG solutions. Impact Shares has issued exchange-traded funds in collaboration with The NAACP Minority Empowerment ETF (Ticker: NACP), the YWCA Women’s Empowerment (Ticker: WOMN) and the United Nations Sustainable Development Goals (Ticker: SDGA). Mr. Powell has spent over two decades in financial services, primarily in Hedge Funds and Private Equity. As Principal and CIO of Brookmont Capital Management, Ethan is responsible for overseeing Brookmont’s team of investment and operational professionals which includes responsibilities over managing and monitoring investment activity, working with external analysts and investor relations. Ethan founded nonprofit affiliate asset manager Impact Shares. Additionally, Ethan serves as the Chairman of the board for three mutual fund complexes totaling over $10 billion in assets. Previously, Mr. Powell held several roles at Highland Capital Management Fund Advisors, L.P. including head of product and strategy, portfolio manager and interested board chair. Mr. Powell earned his Master of Science in Management Information Systems and a Bachelor of Science in Accounting from Texas A&M University. Mr. Powell was a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

None of the investment management personnel receive any direct compensation from us in connection with the management of our portfolio. The compensation paid by the Adviser to its other investment personnel, including the Fund’s portfolio manager(s) includes: (i) annual base salary; (ii) annual cash bonus; (iii) portfolio-based performance award; and (iv) individual performance award and/or individual performance bonus

Administrator, Custodian, Transfer Agent, and Other Service Providers

The Fund’s administrator is [●] (“[●]”). Under the Administration Services Agreement, [●] is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The address of [●] is [●]. For its services, the Adviser pays [●] customary fees, out of its unified management fee, based on the Fund’s net assets plus out of pocket expenses.

[●] located at [●], will serve as the Fund’s custodian and will maintain custody of the securities and cash of the Fund. For its services, the custodian will receive a monthly fee based upon, among other things, the average value of the net assets of the Fund, plus certain charges for securities transactions. [●] located at [●], will also provide fund administration and compliance related services. The Fund will pay [●] a fee payable on a monthly basis at the annual rate of  [●]% of the Fund’s current monthly Managed Assets for the service it provides.

[●] located at [●], will serve as the Fund’s transfer agent, registrar, Plan Administrator and dividend disbursing agent.

INVESTMENT ADVISORY AGREEMENT

Management Services

The Adviser is a registered investment adviser under the Advisers Act. Subject to the overall supervision of our Board of Trustees, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets.

Advisory Fee

Pursuant to the Investment Advisory Agreement, we have agreed to pay Brookmont a fee for investment advisory and management services representing a base management fee. The base management fee is calculated at an annual rate of [●]% of our Managed Assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable monthly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the most recently completed calendar month, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month will be appropriately pro-rated.

Because the fee received by the Adviser is based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of Shares, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment advisory fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of Shares and not by holders of any preferred shares or through borrowings. See discussion of the additional risks of leverage under “Risk Factors—Risks Related to Our Business and Structure.”

The Adviser has agreed to waive or reimburse expenses of the Fund (other than brokerage fees and commissions; loan servicing fees; borrowing costs such as (i) interest and (ii) dividends on securities sold short; taxes; indirect expenses incurred by the underlying funds in which the Fund may invest; the cost of leverage, including dividends on preferred shares; and extraordinary expenses) to the extent necessary to limit the Fund’s total annual operating expenses at [●]% of the average daily Managed Assets for at least twelve months from the effective date of this registration statement. This agreement is in effect until [_________], and it may be terminated before that date only by the Fund’s Board of Trustees. The Adviser may recover from the Fund expenses reimbursed for three years after the date of the payment or waiver, so long as such recoupment does not cause the Fund’s total annual operating expenses (after the repayment is taken into account) to exceed: (i) the Fund’s expense limitation at the time such expenses were waived or (ii) the Fund’s current expense limitation at the time of recoupment.

Payment of Our Expenses

The Fund bears all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent Trustees’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff;
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Trustees of the Fund on [●], 2026. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Trustees and will remain in effect from year to year thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our Trustees who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party. See “Risk Factors—Risks Relating to Our Business and Structure.”

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser’s Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of management services under the Investment Advisory Agreement or otherwise as an Adviser of the Fund.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board of Trustees’ approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of this offering.

DESCRIPTION OF SECURITIES

We are a newly formed, Maryland statutory trust, that is organized as a non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act and is operated as an interval fund under Rule 23c-3 of the 1940 Act. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders. All common shares are equal as to dividends, assets and voting privileges and have no conversion, appraisal, preemptive or other subscription rights.

Shares

The Fund consists of no outstanding shares of beneficial interest. The Shares will be issued with no par value. We expect to apply to list our Shares on the TXSE under the ticker symbol “[BCCF],” subject to notice of issuance. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our shareholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of [●], 2026:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Fund or for its Account	(4) Amount Outstanding Excluding of Amount Shown Under (3)
Shares of Beneficial Interest	Unlimited	None	[●]

The Declaration of Trust, which has been filed with the SEC, permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the same class of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland Law or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

ADMINISTRATION AGREEMENT

Under the Administration Agreement (the “Administration Agreement”), [●] (the “Administrator”) is responsible for calculating NAVs, providing additional fund accounting and tax services, and providing fund administration and compliance-related services. The Administrator will bear all expenses in connection with the performance of its services under the Administration Agreement, except for certain out-of-pocket expenses described therein. The Administrator will not bear any expenses incurred by the Fund, including but not limited to, initial organization and offering expenses; litigation expenses; costs of preferred shares (if any); expenses of conducting repurchase offers for the purpose of repurchasing Fund Shares; transfer agency and custodial expenses; taxes; interest; Fund Trustees’ fees; compensation and expenses of Fund officers who are not associated with the Administrator or its affiliates; brokerage fees and commissions; state and federal registration fees; advisory fees; insurance premiums; fidelity bond premiums; Fund legal and audit fees and expenses; costs of maintenance of Fund existence; printing and delivery of materials in connection with meetings of the Fund’s Trustees; printing and mailing shareholder reports, offering documents, and proxy materials; securities pricing and data services; and expenses in connection with electronic filings with the SEC.

The Administrator is entitled to receive a monthly fee based on the Fund’s net assets plus certain out of pocket expenses. See “Fees and Expenses.”

REGULATION AS A REGISTERED CLOSED-END MANAGEMENT INVESTMENT COMPANY

We are a newly organized, non-diversified closed-end management investment company that has registered as an investment company under the 1940 Act, and is operated as an interval fund. As a registered closed-end investment company, we are subject to regulation under the 1940 Act. Under the 1940 Act, unless authorized by vote of a majority of the outstanding voting securities, we may not:

•	change our classification to an open-end management investment company;

•	except in each case in accordance with our policies with respect thereto set forth in this Prospectus, borrow money, issue senior securities, underwrite securities issued by other persons, purchase or sell real estate or commodities or make loans to other persons;

•	deviate from any policy in respect of concentration of investments in any particular industry or group of industries as recited in this Prospectus, deviate from any investment policy which is changeable only if authorized by shareholder vote under the 1940 Act, or deviate from any fundamental policy recited in its registration statement in accordance with the requirements of the 1940 Act; or

•	change the nature of our business so as to cease to be an investment company.

A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company.

As with other companies regulated by the 1940 Act, a registered closed-end management investment company must adhere to certain substantive regulatory requirements. A majority of our Trustees must be persons who are not interested persons, as that term is defined in the 1940 Act. Additionally, we will be required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the closed-end management investment company. Furthermore, as a registered closed-end management investment company, we will be prohibited from protecting any Trustee or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our Trustees who are not interested persons and, in some cases, prior approval by the SEC.

As a registered closed-end management investment company, we will generally be required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 300% after each issuance of senior securities. We are also prohibited from issuing or selling any senior security if, immediately after such issuance, we would have outstanding more than (i) one class of senior security representing indebtedness, exclusive of any promissory notes or other evidences of indebtedness issued in consideration of any loan, extension, or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed, or (ii) one class of senior security which is stock, except that in each case any such class of indebtedness or stock may be issued in one or more series.

We will generally not be able to issue and sell our Shares at a price below net asset value per share. See “Risk Factors — Risks Relating to Our Business and Structure.” We may, however, sell our Shares, or at a price below the then-current net asset value of our Shares if our Board of Trustees determines that such sale is in our best interests and the best interests of our shareholders, and our shareholders approve such sale. In addition, we may generally issue new Shares at a price below net asset value in rights offerings to existing shareholders, in payment of dividends and in certain other limited circumstances.

As a registered closed-end management investment company, we will generally be limited in our ability to invest in any portfolio company in which the Adviser or any of its affiliates currently has an investment or to make any co-investments with the Adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions.

Although we do not presently expect to do so, we are authorized to borrow funds up to an amount not to exceed the limitations of the 1940 Act to make investments. We may also borrow funds, consistent with the foregoing limitations of the 1940 Act, in order to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.

We will be periodically examined by the SEC for compliance with the 1940 Act.

As a registered closed-end management investment company, we will be subject to certain risks and uncertainties. See “Risk Factors — Risks Relating to Our Business and Structure.”

DETERMINATION OF NET ASSET VALUE

We will determine the net asset value per share of our Shares by dividing the value of our portfolio investments, cash and other assets (including interest accrued but not collected) less all its liabilities (including accrued expenses, borrowings and interest payables) by the total number of Shares outstanding on a daily basis. The most significant estimate inherent in the preparation of our financial statements will be the valuation of investments and the related amounts of unrealized appreciation and depreciation of investments recorded. There is no single method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. We will be required to specifically fair value each individual investment on a daily basis.

The SEC adopted Rule 2a-5 under the 1940 Act (“Rule 2a-5”), which establishes an updated regulatory framework for registered investment companies’ valuation practices and allows the board of trustees of a registered investment company to designate the fund’s investment adviser as the “valuation designee” to provide the day-to-day fair valuation and pricing responsibilities for a fund. Pursuant to its Fair Valuation Policies and Procedures, the Board has designated the Adviser as the valuation designee pursuant to Rule 2a-5. The Board oversees the valuation designee and at least annually will review its valuation policies and procedures with respect to the Fund.

The Adviser will compile relevant information, including a financial summary, covenant compliance review and recent trading activity in the security, if known. All available information, including non-binding indicative bids which may not be considered reliable, will be presented to the Adviser to consider in making its recommendation of fair value to the Board of Trustees. In some instances, there may be limited trading activity in a security even though the market for the security is considered not active. In such cases the Adviser will consider the number of trades, the size and timing of each trade, and other circumstances around such trades, to the extent such information is available, in making its recommendation of fair value to the Board of Trustees. We may elect to engage third-party valuation firms to provide assistance to our Adviser and Board of Trustees in valuing certain of our investments. The Adviser will evaluate the impact of such additional information, and factor it into its consideration of fair value.

Debt securities are valued in accordance with the Adviser’s valuation procedures with respect to the Fund, which generally provide for using a third-party pricing system, agent, or dealer selected by the Adviser and approved by the Board, which may include the use of valuations furnished by a pricing service that employs a matrix to determine valuations for normal institutional size trading units. The Adviser periodically monitors the reasonableness of valuations provided by any such pricing service. Debt securities with remaining maturities of sixty (60) days or less, absent unusual circumstances, are valued at amortized cost, so long as such valuations are determined by the Adviser to represent fair value.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith by the Adviser in accordance its valuation policies and procedures with respect to the Fund.

MARKET AND NET ASSET VALUE INFORMATION

The Fund’s Shares are anticipated to be listed on the TXSE under the symbol “[BCCF]”, subject to notice of issuance.

The Fund’s Shares may trade both at a premium and a discount to NAV. The Fund cannot predict whether the Shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of Shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company’s shares (calculated within 48 hours of pricing). The Fund’s issuance of Shares may have an adverse effect on prices in the secondary market for the Fund’s Shares by increasing the number of Shares available, which may put downward pressure on the market price for the Fund’s Shares. Shares of closed-end investment companies that trade on an exchange frequently trade at a discount from NAV. The Fund’s NAV per Share will be determined on a daily basis.

See “Determination of Net Asset Value” above for information as to the determination of the Fund’s NAV.

CLOSED-END FUND STRUCTURE

Closed-end funds differ from mutual funds in that closed-end funds do not typically redeem their shares at the option of the shareholder. Rather, closed-end fund shares typically trade in the secondary market via an exchange. The Fund will provide limited liquidity to Shareholders by offering to repurchase a limited amount of the Shares (at least, and typically expected to be, 5%) quarterly. In addition, the Shares will be listed on the Exchange. The Fund, similar to a mutual fund, is subject to continuous asset inflows, although not subject to the continuous outflows. Mutual funds are subject to continuous asset inflows and outflows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund’s investment objectives and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in the employment of financial leverage and in the ability to make certain types of investments, including investments in illiquid securities.

The Fund has no limitation on investments in illiquid securities (closed-end funds are not required to have any such limitation) and may invest all or a portion of its assets in illiquid securities. In order to meet redemptions upon request by shareholders, open-end funds typically cannot have more than 15% of their net assets in illiquid securities. Thus, if the Fund were to convert to an open-end fund, it would have to adopt a limitation on illiquid securities and may need to revise its investment objectives, strategies and policies. The composition of the Fund’s portfolio and/or its investment policies could prohibit the Fund from complying with regulations of the SEC applicable to open-end management investment funds absent significant changes in portfolio holdings, including with respect to certain illiquid securities, and investment policies. The Board believes, however, that the closed-end structure is desirable, given the Fund’s investment objectives, strategies and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company. Investors should note that the issuance of preferred Shares to provide investment leverage could make a conversion to an open-end fund more difficult because of the voting rights of preferred shareholders, the costs of redeeming preferred Shares and other factors.

REPURCHASE OF SHARES

Generally

The Fund’s Shares will be subject to notice of issuance, listed on the TXSE. Shares of closed-end funds often trade at a discount to NAV, and the Fund’s Shares may also trade at a discount to their NAV, although it is possible that they may trade at a premium above NAV. The market price of our Shares will be determined by such factors as relative demand for and supply of Shares in the market, the Fund’s NAV, general market and economic conditions and other factors beyond the control of the Fund.

The Fund is operated as an interval fund under Rule 23c-3 of the 1940 Act. As an interval fund, the Fund has adopted a fundamental policy to conduct quarterly repurchase offers for at least 5% and up to 25% of the outstanding common shares at NAV, subject to certain conditions herein, unless such offer is suspended or postponed in accordance with regulatory requirements. The time between the notification to Shareholders and the Repurchase Request Deadline may vary from no more than 42 days to no less than 21 days, and is expected to be approximately [30] days. Common shares will be repurchased at the NAV per common share determined as of the close of regular trading on the TXSE typically as of the Repurchase Request Deadline, but no later than the 14th day after such date, or the next business day if the 14th day is not a business day.

Although common shareholders will not have the right to redeem their shares, in recognition of the possibility that our Shares might trade at a discount to NAV and that any such discount may not be in the interest of common shareholders, the Board, in consultation with the Adviser, from time to time may review possible actions to reduce any such discount. The Board may approve a share repurchase program (the “program”) for the Fund. The program will allow the Fund to purchase, in the open market, its outstanding shares, with the amount and timing of any repurchase determined at the discretion of the Adviser and subject to market conditions and investment considerations. The Board might also consider other options to reduce a discount, such as tender offers for Shares at NAV. There can be no assurance, however, that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Shares trading at a price equal to or close to NAV.

There is no assurance that, if action is undertaken to repurchase or tender for shares, such action will result in the Shares trading at a price that approximates their NAV. Although share repurchases and tenders could have a favorable effect on the market price of the Shares, you should be aware that the acquisition of Shares by the Fund will decrease the total assets of the Fund and, therefore, have the effect of increasing the Fund’s expense ratio and may adversely affect the ability of the Fund to pursue its investment objectives. To the extent the Fund may need to liquidate investments to fund repurchases of Shares, this may result in portfolio turnover that may result in additional expenses being borne by the Fund and its shareholders. The Board of Trustees currently considers the following factors to be relevant to a potential decision to repurchase Shares: the extent and duration of the discount, the liquidity of the Fund’s portfolio, and the impact of any action on the Fund and market considerations. Such a decision is a matter on which the Board would exercise its fiduciary judgment, and the Board will consider other factors that may be relevant at the time it considers the matter. Any share repurchases or tender offers will be made in accordance with the requirements of the Exchange Act and the 1940 Act.

Repurchase Request Deadline

When a repurchase offer commences, the Fund sends, at least twenty-one (21) days before the Repurchase Request Deadline, written notice to each shareholder setting forth, among other things:

•	A statement that the Fund is offering to repurchase its securities from shareholders at NAV.
•	Any fees applicable to the repurchase.
•	The percentage of outstanding Shares that the Fund is offering to repurchase and how the Fund will purchase Shares on a pro rata basis if the offer is oversubscribed.
•	The date on which a shareholder’s repurchase request is due.
•	The date that will be used to determine the Fund’s NAV applicable to the repurchase offer (the “Repurchase Pricing Date”).
•	The date by which the Fund will pay to shareholders the proceeds from their Shares accepted for repurchase.
•	The NAV of the Shares as of a date no more than seven days before the date of the written notice and the means by which shareholders may ascertain the NAV.
•	The procedures by which shareholders may tender their Shares and the right of shareholders to withdraw or modify their tenders before the Repurchase Request Deadline.
•	The circumstances in which the Fund may suspend or postpone the repurchase offer.

This notice may be included in a shareholder report or other Fund document. The Repurchase Request Deadline will be strictly observed. If a shareholder fails to submit a repurchase request in good order by the Repurchase Request Deadline, the shareholder will be unable to liquidate Shares until a subsequent repurchase offer, and will have to resubmit a request in the next repurchase offer. The repurchase price will be the NAV of the Fund as determined at the close of business on a date (the “Repurchase Pricing Date”), which may be up to fourteen (14) calendar days following the Repurchase Request Deadline, or on the next business day if the fourteenth day is not a business day. Shareholders may withdraw or change a repurchase request with a proper instruction submitted in good form at any point before the Repurchase Request Deadline.

Determination of Repurchase Price and Payment for Shares

The Repurchase Pricing Date will occur no later than the 14th day after the Repurchase Request Deadline (or the next business day, if the 14th day is not a business day). The Fund will distribute payment to shareholders no later than seven (7) calendar days after such date. The Fund’s NAV per share may change materially between the date a repurchase offer is mailed and the Repurchase Request Deadline, and it may also change materially between the Repurchase Request Deadline and Repurchase Pricing Date. The method by which the Fund calculates NAV is discussed in the section of this Prospectus entitled “Determination of Net Asset Value.” During the period an offer to repurchase is open, shareholders may obtain the current NAV by visiting [●] or calling the Fund at (214) 953-0190.

Suspension or Postponement of Repurchase Offers

The Fund may suspend or postpone a repurchase offer in limited circumstances set forth in Rule 23c-3 under the 1940 Act, as described below, but only with the approval of a majority of the Trustees, including a majority of Trustees who are not “interested persons” of the Fund, as defined in the 1940 Act. The Fund may suspend or postpone a repurchase offer only: (1) if making or effecting the repurchase offer would cause the Fund to lose its status as a RIC under the Code; (2) for any period during which the TXSE or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which trading in such market is restricted; (3) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or during which it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (4) for such other periods as the SEC may by order permit for the protection of shareholders of the Fund.

In addition to the foregoing, under Maryland law, the Fund would be prohibited from making any distribution if the distribution would cause either the Fund to be unable to pay its indebtedness as such indebtedness becomes due in the usual course of business or the Fund’s assets would be less than the sum of the Fund’s total liabilities plus, unless the Declaration of Trust provides otherwise, the amount that would be needed, if the Fund were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of Shareholders whose preferential rights in dissolution are superior to those receiving the distribution.

Oversubscribed Repurchase Offers

There is no minimum number of Shares that must be tendered before the Fund will honor repurchase requests. However, the Trustees set for each repurchase offer a maximum percentage of Shares that may be repurchased by the Fund, which is currently expected to be 5% of the Fund’s outstanding Shares. In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional Shares up to a maximum amount of 2% of the outstanding Shares of the Fund. If the Fund determines not to repurchase additional Shares beyond the repurchase offer amount, or if shareholders tender an amount of Shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the Shares tendered on a pro rata basis. This policy, however, does not prohibit the Fund from (i) accepting all repurchase requests by persons who own, beneficially or of record, an aggregate of not more than one hundred Shares and who tender all of their Shares for repurchase, before prorating Shares tendered by others, or (ii) accepting by lot Shares tendered by shareholders who request repurchase of all Shares held by them and who, when tendering their Shares, elect to have either (i) all or none or (ii) at least a minimum amount or none accepted, if the Fund first accepts all Shares tendered by shareholders who do not make this election.

Liquidity Requirements

The Fund must maintain cash or other liquid assets equal to the repurchase offer amount from the time that the notice is sent to Shareholders until the Repurchase Pricing Date. As a result, the Fund may find it necessary to hold a portion of its net assets in cash or other liquid assets, sell a portion of its portfolio investments or borrow money in order to finance any repurchases of its Shares. The Fund may accumulate cash by holding back (i.e., not reinvesting or distributing to Shareholders) payments received in connection with the Fund’s investments. The Fund believes payments received in connection with the Fund’s investments and any cash or liquid assets held by the Fund will be sufficient to meet the Fund’s repurchase offer obligations each quarter. If at any time cash and other liquid assets held by the Fund are not sufficient to meet the Fund’s repurchase offer obligations, the Fund may sell its other investments. Although most, if not all, of the Fund’s investments are expected to be illiquid and the secondary market for such investments is likely to be limited, the Fund believes it would be able to find willing purchasers of its investments if such sales were ever necessary to supplement such cash generated by payments received in connection with the Fund’s investments. The Fund may also borrow money in order to meet its repurchase obligations. There can be no assurance that the Fund will be able to obtain such financing for its repurchase offers.

The Fund will ensure that a percentage of its net assets equal to at least 100% of the repurchase offer amount consists of assets that can be sold or disposed of in the ordinary course of business at approximately the price at which the Fund has valued the investment within the time period between the Repurchase Request Deadline and the date on which the Fund distributes payment for repurchased Shares. The Board has adopted procedures that are reasonably designed to ensure that the Fund’s assets are sufficiently liquid so that the Fund can comply with the repurchase offer and the liquidity requirements described in the previous paragraph. If, at any time, the Fund does not comply with these liquidity requirements, the Board will take whatever action it deems appropriate to ensure compliance.

Consequences of Repurchase Offers

Payment for repurchased Shares may require the Fund to liquidate its investments, and earlier than the Adviser otherwise would, thus increasing the Fund’s portfolio turnover and potentially causing the Fund to realize losses. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, and instead of liquidating portfolio holdings, may borrow money to finance repurchases of Shares. If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect Shareholders who do not tender their Shares in a repurchase offer by increasing the Fund’s expenses (subject to the reimbursement of expenses by the Adviser) and reducing any net investment income. To the extent the Fund finances repurchase amounts by selling Fund investments, the Fund may hold a larger proportion of its assets in less liquid securities. Also, the sale of the Fund’s investments to fund repurchases could reduce the market price of those underlying investments, which in turn would reduce the Fund’s NAV.

Repurchase of the Fund’s Shares will reduce the amount of outstanding Shares and, depending upon the Fund’s investment performance, its net assets. A reduction in the Fund’s net assets would increase the Fund’s expense ratio (subject to the reimbursement of expenses by the Adviser), to the extent that additional Shares are not sold and expenses otherwise remain the same (or increase). In addition, the repurchase of Shares by the Fund may be a taxable event to Shareholders. The Fund is intended as a long-term investment. The Fund’s quarterly repurchase offers are a Shareholder’s only means of liquidity with respect to their Shares, other than through sales on the TXSE, which may trade at a discount to NAV.

DESCRIPTION OF CAPITAL STRUCTURE AND THE SHARES

The Fund is an unincorporated statutory trust established under the laws of the State of Maryland on March 27, 2026. The Fund’s Declaration of Trust (the “Declaration of Trust”) provides that the Trustees of the Fund may authorize separate classes of Shares of beneficial interest. The Trustees have authorized an unlimited number of Shares. The Fund does not intend to hold annual meetings of its shareholders.

The Fund currently offers one class of Shares. The fees and expenses for the Fund are set forth in “Fees and Expenses.”

The Declaration of Trust permits the Fund to issue an unlimited number of full and fractional shares of beneficial interest, no par value. Each Share of the Fund represents an equal proportionate interest in the assets of the Fund with each other Share in the Fund. Holders of shares will be entitled to the payment of dividends when, as and if declared by the Board. The Fund currently intends to make dividend distributions to its Shareholders after payment of Fund operating expenses including interest on outstanding borrowings, if any, no less frequently than quarterly. Unless the registered owner of shares elects to receive cash, all dividends declared on Shares will be automatically reinvested for shareholders in additional Shares of the Fund. See “Dividend Reinvestment Plan.” The 1940 Act may limit the payment of dividends to the holders of Shares. Each whole Share shall be entitled to one vote as to matters on which it is entitled to vote pursuant to the terms of the Declaration of Trust on file with the SEC. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among its shareholders. The Shares are not liable to further calls or to assessment by the Fund. There are no pre-emptive rights associated with the Shares. The Declaration of Trust provides that the Fund’s Shareholders are not liable for any liabilities of the Fund. Although Shareholders of an unincorporated statutory trust established under Maryland law, in certain limited circumstances, may be held personally liable for the obligations of the Fund as though they were general partners, the provisions of the Declaration of Trust described in the foregoing sentence make the likelihood of such personal liability remote.

The Fund generally will not issue Share certificates. However, upon written request to the Transfer Agent, a Share certificate may be issued at the Fund’s discretion for any or all of the full shares credited to an investor’s account. Share certificates that have been issued to an investor may be returned at any time. The Transfer Agent will maintain an account for each shareholder upon which the registration of Shares are recorded, and transfers, permitted only in rare circumstances, such as death, will be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a Shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

ANTI-TAKEOVER PROVISIONS AND CERTAIN OTHER PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of the Board, and could have the effect of depriving the Fund’s Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices, if any, by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Trustees are elected for indefinite terms and do not stand for reelection. A Trustee may be removed from office without cause only by a written instrument signed or adopted by a majority of the remaining Trustees or by a vote of the holders of at least two-thirds of the class of shares of the Fund that are entitled to elect a Trustee and that are entitled to vote on the matter. The 1940 Act does not provide Shareholders with an affirmative right to remove a Trustee. Furthermore, the Declaration of Trust does not contain any other specific inhibiting provisions that would operate only with respect to an extraordinary transaction such as a merger, reorganization, tender offer, sale or transfer of substantially all of the Fund’s asset, or liquidation. Reference should be made to the Declaration of Trust on file with the SEC for the full text of these provisions. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Shareholders.

Jurisdiction and Waiver of Jury Trial

The Declaration of Trust provides that each Trustee, officer and Shareholder, to the fullest extent permitted by law, including as permitted under the Maryland Trust Act (the “Maryland Act”): (i) irrevocably agrees that, except for any claims, suits, actions or proceedings arising under the Securities Act, the Exchange Act and the 1940 Act (collectively, the “Federal Securities Laws”), any claims, suits, actions or proceedings asserting a claim governed by the internal affairs (or similar) doctrine or arising out of or relating in any way to the Fund, the Maryland Act, the Declaration of Trust or the Fund’s Bylaws shall be exclusively brought in the Circuit Court of the State of Maryland or, if such court does not have subject matter jurisdiction thereof, any other court in the State of Maryland with subject matter jurisdiction; (ii) irrevocably agrees that any claims, suits, actions or proceedings arising under the federal securities laws shall be exclusively brought in the federal district courts of the United States of America; and (iii) irrevocably waives any and all right to trial by jury in any such claim, suit, action or proceeding.

These exclusive forum provisions may increase costs for a Shareholder to bring a claim or may prevent a Shareholder from bringing a claim in a judicial forum that the Shareholder finds convenient or favorable. Further, the enforceability of the provision requiring actions under the Federal Securities Laws be brought in the federal district courts of the United States of America is questionable. If a court were to find the forum selection provisions contained in the Declaration of Trust to be inapplicable or unenforceable in an action, the Fund may incur additional costs associate with resolving such action in other jurisdictions.

Notwithstanding anything to the contrary in the Declaration of Trust or Bylaws, the Fund may, at its sole discretion, select and/or consent to an alternative forum for any claims, suits, actions or proceedings relating in any way to the Fund.

Derivative and Direct Claims of Shareholders

A “direct” Shareholder claim refers to a claim based upon alleged violations of a Shareholder’s individual rights independent of any harm to the Fund, including a Shareholder’s rights under the Declaration of Trust or the Bylaws, rights to receive a dividend payment as may be declared from time to time, rights to inspect books and records, or other similar rights personal to the Shareholder and independent of any harm to the Fund. Any other claim asserted by a Shareholder, including without limitation any claims purporting to be brought on behalf of the Fund or involving any alleged harm to the Fund, are considered a “derivative” claim. The Declaration of Trust contains provisions regarding derivative claims of Shareholders. These provisions address certain requirements that a Shareholder must meet to bring a derivative claim, including to make a pre-suit demand upon the Trustees to litigate the subject action in certain circumstances; eligibility to make a derivative claim; and that the Trustees must be afforded a reasonable amount of time to consider a pre-suit demand.

In addition to the requirements set forth in 4A-801 of the Maryland Act, a “beneficial owner,” within the meaning of that section, may bring a derivative action on behalf of the Fund only if the conditions in the Declaration of Trust are met. These provisions in the Declaration of Trust regarding derivative claims of shareholders shall not apply to claims made under federal securities laws.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

The Declaration of Trust provides that a Trustee shall be liable only for his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and shall not be liable for errors of judgment or mistakes of fact or law. The Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, investment adviser or principal underwriter of the Fund, nor shall any Trustee be responsible for the act or omission of any other Trustee. The Declaration of Trust also provides that the Fund will indemnify and hold harmless its Trustees against liabilities and expenses arising out of or related to their performance of their duties as a Trustee. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his or her willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. Nothing contained in this section attempts to disclaim a Trustee’s individual liability in any manner inconsistent with the federal securities laws.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland Law, including the Control Share Act and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

DISTRIBUTIONS

To the extent that we have income available, we intend to distribute [quarterly] dividends to our shareholders, beginning with [our first full quarter after the completion of this offering]. Our [quarterly] dividends, if any, will be determined by our Board of Trustees. Any dividends to our shareholders will be declared out of assets legally available for distribution. The amount of such dividends, if any, will vary depending on a number of factors. As portfolio and market conditions change, the rate of distribution on the Shares and the Fund’s distribution policy could change.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code beginning with our 2026 taxable year. To obtain and maintain RIC tax treatment, we must, among other things, distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of: (1) 98% of our ordinary income for the calendar year; (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year; and, (3) any ordinary income and net capital gains for preceding years that were not distributed during such years and on which we paid no federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long term capital gains in excess of short term capital losses), if any, at least annually, we may in the future decide to retain such capital gains for investment and elect to treat such gains as deemed distributions to you. If this happens, you will be treated as if you had received an actual distribution of the capital gains we retain and reinvested the net after tax proceeds in us. In this situation, you would be eligible to claim a tax credit (or, in certain circumstances, a tax refund) equal to your allocable share of the tax we paid on the capital gains deemed distributed to you. See “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, to the extent that we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

Our current intention is to make any distributions in additional Shares under our dividend reinvestment plan out of assets legally available therefore, unless you elect to receive your dividends and/or long-term capital gains distributions in cash. See “Dividend Reinvestment Plan.” If you hold Shares in the name of a broker or financial intermediary, you should contact the broker or financial intermediary regarding your election to receive distributions in cash. We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our shareholders, unless a shareholder elects to receive cash as provided below. As a result, if our Board of Trustees authorizes, and we declare, a cash distribution, our shareholders who have not opted out of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional Shares, rather than receiving the cash distributions.

No action will be required on the part of a registered shareholder to have his or her cash distribution reinvested in shares. A registered shareholder may elect to receive an entire distribution in cash by notifying [●], the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. The plan administrator will set up an account for shares acquired through the plan for each shareholder who has not elected to receive distributions in cash and hold such shares in non-certificated form. Upon request by a shareholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares and a check for any fractional share.

Those shareholders whose shares are held by a broker or other financial intermediary may receive distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. If we declare a distribution to shareholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market if (i) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined net asset value of the shares; or (ii) we have advised the plan administrator that since such net asset value was last determined, we have become aware of events that indicate the possibility of a material change in per share net asset value as a result of which the net asset value of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to shareholders. The number of shares to be issued to a shareholder is determined by dividing the total dollar amount of the distribution payable to such shareholder by the market price per share of our Shares at the close of regular trading on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on the national securities exchange on which our shares are then listed or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of our Shares to be outstanding after giving effect to payment of the distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our shareholders have been tabulated.

There will be no brokerage charges or other charges to shareholders who participate in the plan. The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a transaction fee of $[●] plus a per share brokerage commissions from the proceeds.

Shareholders who receive distributions in the form of shares are subject to the same federal, state and local tax consequences as are shareholders who elect to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of shares received in a distribution from us will be equal to the total dollar amount of the distribution payable to the shareholder. Any shares received in a distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to the plan administrator by mail at [●] or by phone at [●].

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our Shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, a trader in securities that elects to use a market-to-market method of accounting for its securities holdings, pension plans and trusts, and financial institutions. This summary assumes that investors hold our Shares as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this Prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

Investors are urged to consult their own tax advisors to determine the tax consequences to them before investing in the Fund.

A “U.S. shareholder” generally is a beneficial owner of our Shares who is for U.S. federal income tax purposes:

•	A citizen or individual resident of the United States;
•	A corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any political subdivision thereof (and an entity organized outside of the United States that is treated as a U.S. corporation under specialized sections of the Code);
•	A trust if a court within the United States is asked to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantive decisions of the trust (or a trust that has made a valid election to be treated as a U.S. trust); or
•	An estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. shareholder” generally is a beneficial owner of our Shares who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds our Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding our Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of our Shares.

Tax matters are complicated and the tax consequences to an investor of an investment in our Shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

We intend to elect to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any income that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to be eligible for pass-through tax treatment as a RIC, we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our net ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a Regulated Investment Company

If we:

•	qualify as a RIC; and
•	satisfy the Annual Distribution Requirement,

then we will not be subject to federal income tax on the portion of our income we distribute (or are deemed to distribute) to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our net ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Excise Tax Avoidance Requirement”). We generally will endeavor in each year to make sufficient distributions to our shareholders to avoid any U.S. federal excise tax on our earnings.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

no more than 25% of the value of our assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by us and that are engaged in the same or similar or related trades or businesses, or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount, we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. We may also have to include in income other amounts that we have not yet received in cash, such as contractual payment-in-kind, or PIK, interest (which represents contractual interest added to the loan balance and due at the end of the loan term) and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as warrants or stock. Because any original issue discount or other amounts accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement and the Excise Tax Avoidance Requirement, even though we will not have received any corresponding cash amount.

Certain of the Fund’s investments may generate income that is not qualifying income for purposes of the 90% income test. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the 90% income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the 90% income test. If, for any taxable year, the Fund does not qualify as a regulated investment company or does not satisfy the 90% distribution requirement, it will be treated as a U.S. corporation subject to U.S. federal income tax, thereby subjecting any income earned by the Fund to tax at the corporate level and to a further tax at the shareholder level when such income is distributed. Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant fund-level taxes and may be forced to dispose of certain assets. Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income; (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited); (iv) cause us to recognize income or gain without a corresponding receipt of cash; (v) adversely affect the time as to when a purchase or sale of securities is deemed to occur; (vi) adversely alter the characterization of certain complex financial transactions; and (vii) produce income that will not be qualifying income for purposes of the 90% gross income test described above. We will monitor its transactions and may make certain tax elections in order to mitigate the potential adverse effect of these provisions.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time we accrue income, expenses or other liabilities denominated in a foreign currency and the time we actually collect such income or pay such expenses or liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt obligations denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term will depend on how long we held a particular warrant. Upon the exercise of a warrant acquired by us, our tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Under the dividend reinvestment plan, our shareholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional Shares, rather than receiving the cash distributions. Any distributions reinvested under the plan will nevertheless remain taxable to U.S. shareholders. A U.S. shareholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. shareholder’s account.

We may retain some or all of our realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. Because we expect to pay tax on any retained capital gains at our regular corporate tax rate, and because that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of the tax paid by us on the retained capital gains will be added to the U.S. shareholder’s cost basis for his, her or its Shares. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases our Shares shortly before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its Shares. The amount of gain or loss will be measured by the difference between such shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of our Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of our Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. shareholders currently are subject to a maximum U.S. federal income tax rate of 20% on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year but may carry back such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of dividends, if any, eligible for the 20% maximum rate on “qualified dividend income” or net capital gain). Dividends paid by us generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to “qualified dividend income” because our income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 24% from all taxable distributions to any U.S. shareholder (other than a corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption) (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding or (2) with respect to whom the Internal Revenue Service notifies us that such shareholder has failed to properly report certain interest and dividend income to the Internal Revenue Service and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability, provided that proper information is provided to the Internal Revenue Service.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a Non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Shares by a Non-U.S. shareholder may have adverse tax consequences.

Non-U.S. shareholders should consult their tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares, including applicable tax reporting requirements, before investing in our Shares.

Actual or deemed distributions of “investment company taxable income” to Non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses) will be subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of a Non-U.S. shareholder. If the distributions are effectively connected with a U.S. trade or business of a Non-U.S. shareholder, and, if required by an applicable income tax treaty, attributable to a permanent establishment in the United States, the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. shareholders, and the Fund will not be required to withhold U.S. federal tax if the Non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their tax advisers.

Properly designated dividends received by a Non-U.S. shareholder are generally exempt from U.S. federal withholding tax when they (i) are paid in respect of the Fund’s “qualified net interest income” (generally, the Fund’s U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the Fund is at least a 10% shareholder, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the Fund’s “qualified short-term capital gains” (generally, the excess of the Fund’s net short-term capital gain over its long-term capital loss for such taxable year). In order to qualify for this exemption from withholding, a Non-U.S. shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN (for individuals), IRS Form W-8BEN-E (for entities) or an acceptable substitute or successor form). In the case of Shares held through an intermediary, the intermediary may withhold even if the Fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Actual or deemed distributions of the Fund’s net capital gains to a Non-U.S. shareholder, and gains realized by a Non-U.S. shareholder upon the sale or redemption of Shares, will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. shareholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. shareholder in the United States) or, in the case of an individual, the Non-U.S. shareholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a Non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Non-U.S. shareholder’s allocable Share of the corporate-level tax the Fund pays on the capital gains deemed to have been distributed; however, in order to obtain the refund, the Non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

For corporate Non-U.S. shareholders, distributions (both in cash and in Shares), and gains realized upon the sale or redemption of Shares that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty).

A Non-U.S. shareholder who is a non-resident alien individual may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the Non-U.S. shareholder provides the Fund or the Administrator with an IRS Form W-8BEN or an acceptable substitute form or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

Pursuant to U.S. withholding provisions commonly referred to as the Foreign Account Tax Compliance Act (“FATCA”), payments of income from sources within the United States (as determined under applicable U.S. federal income tax principles), such as interest and dividends, to a foreign financial institution, investment funds and other non-U.S. persons generally may be subject to a 30% U.S. federal withholding tax, unless certain information reporting and other applicable requirements are satisfied. Any Non-U.S. shareholder that either does not provide the relevant information or is otherwise not compliant with FATCA may be subject to this withholding tax on certain distributions from the Fund. Any taxes required to be withheld under these rules must be withheld even if the relevant income is otherwise exempt (in whole or in part) from withholding of U.S. federal income tax, including under an income tax treaty between the United States and the beneficial owner’s country of tax residence. While withholding under FATCA would have also been required on payments of the gross proceeds from the sale of any property occurring after December 31, 2018 that could produce U.S.-source interest or dividends, such as the Shares, the Treasury Department has indicated its intent to eliminate this requirement in proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. Each Non-U.S. shareholder should consult its tax advisers regarding the possible implications of this withholding tax (and the reporting obligations that will apply to such Non-U.S. shareholder, which may include providing certain information in respect of such Non-U.S. shareholder’s beneficial owners).

Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the Shares.

Failure to Qualify as a Regulated Investment Company

If the Fund failed to satisfy the annual Source of Income Test or the Diversification Tests for any quarter of a taxable year, the Fund might nevertheless continue to qualify as a RIC for such year if certain relief provisions of the Code applied (which might, among other things, require the Fund to pay certain corporate-level U.S. federal taxes or to dispose of certain assets). If the Fund failed to qualify for treatment as a RIC and such relief provisions did not apply, the Fund would be subject to U.S. federal income tax on all of its net taxable income at regular corporate U.S. federal income tax rates (currently, at a flat rate of 21%), and the Fund also would be subject to any applicable state and local taxes, regardless of whether the Fund made any distributions to Shareholders. The Fund would not be able to deduct distributions to its Shareholders, nor would the Fund be required to make distributions to its Shareholders for U.S. federal income tax purposes. Any distributions the Fund made generally would be taxable to its U.S. Shareholders as ordinary dividend income and, subject to certain holding period requirements and other limitations under the Code, would be eligible for the 20% maximum U.S. federal income tax rate applicable to individuals and other non-corporate U.S. Shareholders, to the extent of the Fund’s current or accumulated earnings and profits. Subject to certain limitations under the Code, U.S. Shareholders that are corporations for U.S. federal income tax purposes would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of and in reduction of the Shareholder’s adjusted tax basis, and any remaining distributions would be treated as a capital gain.

Subject to a limited exception applicable to RICs that qualified as such under Subchapter M of the Code for at least one year prior to disqualification and that re-qualify as a RIC no later than the second year following the non-qualifying year, the Fund could be subject to U.S. federal income tax on any unrealized net built-in gains in the assets held by it during the period in which it failed to qualify as a RIC that are recognized during the 5-year period after its requalification as a RIC, unless it made a special election to pay corporate-level U.S. federal income tax on such net built-in gains at the time of its requalification as a RIC. The Fund may decide to be taxed as a regular corporation (thereby becoming subject to U.S. federal income and other taxes as set forth above) even if it would otherwise qualify as a RIC if it determines that treatment as a corporation for a particular year would be in its best interests.

PLAN OF DISTRIBUTION

This Prospectus applies to the offering of an unlimited number of Shares. The Fund may offer additional classes of Shares in the future. The Shares will be offered on a continuous basis at the Fund’s NAV per Share calculated as of the date that the request to purchase Shares is received and accepted by or on behalf of the Fund, plus any applicable sales load. The Fund is authorized as a Maryland statutory trust to issue an unlimited number of Shares. It is anticipated that the Shares will be listed on the TXSE under the ticker symbol [BCCF], subject to notice of issuance.

[●] (the “Distributor”), located at [●] serves, pursuant to a Distribution Agreement, as the Fund’s principal underwriter and acts as the distributor of the Fund’s Shares on a best efforts basis. The Fund’s Shares are offered for sale through the Distributor at or above NAV. For information on how the Fund calculates NAV, see “Determination of Net Asset Value” above. Shares may also be purchased from any intermediary by submitting an order to purchase Shares on any day that the TXSE is open for business. The TXSE is closed on Saturdays, Sunday and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The Distributor may enter into sub-placement agent agreements with one or more select dealers (each a “Sub-Placement Agent”). The Fund may offer and sell its Shares from time to time through a Sub-Placement Agent. The Distributor (or the Sub-Placement Agent) will provide written confirmation to the Fund not later than the opening of the trading day on the TXSE following any trading day on which Shares are sold. Each confirmation will include the number of Shares sold on the preceding day, the net proceeds to the Fund, and the compensation payable by the Fund to the Distributor in connection with the sales.

The public offering price of Shares (less any underwriting commissions or discounts) will generally be at or above NAV, absent shareholder approval or a rights offering. The Fund may, from time to time, seek shareholder approval to permit issuances of Shares below then-current NAV, subject to any conditions approved by shareholders and described in the applicable prospectus supplement.

Direct sales may, in addition to cash consideration, be effected in exchange for in-kind consideration consisting of stock, bonds, or other securities (including shares of other investment companies) that are consistent with the Fund’s investment objective and otherwise acceptable to the Adviser and the Board.

The Fund may conduct at-the-market offerings pursuant to Rule 415, including sales made directly on the TXSE or to/through a market maker. For any such program, the minimum price on any day at which Shares may be sold will not be less than the then-current NAV per Share plus the per-Share amount of any commission or discount (the “Minimum Price”), and the Fund and the Distributor (or any sub-placement agent) will retain full discretion to authorize or limit daily sales.

The Fund is offered on a continuous basis. Purchase orders will be effective only upon the Fund’s acceptance, and the Fund reserves the right to reject any purchase order in whole or in part in certain limited circumstances (including, without limitation, when it has reason to believe that a purchase of Shares would be unlawful). Generally, cash investments must be transmitted or delivered in federal funds to the Fund’s wire agent by the close of business on the day after the order is placed. However, in certain circumstances, the Fund, at its discretion, may allow purchases to settle (i.e., receive final payment) at a later date in accordance with the Fund’s procedures and applicable law. Shares are not available in certificated form.

The Fund may offer and sell Shares from time to time to one or more underwriters who would purchase the Shares for resale to the public, either on a firm commitment or best effort basis. If the Fund sells Shares to underwriters, the Fund will execute an underwriting agreement with them at the time of the sale and will name them in the prospectus supplement. In connection with these sales, the underwriters may be deemed to have received compensation from the Fund in the form of underwriting discounts and commissions.

Any underwriters that are qualified market makers on the TXSE may engage in passive market making transactions in our shares on the TXSE in accordance with Regulation M under the Exchange Act, during the business day prior to the pricing of the offering, before the commencement of offers or sales of our shares. Passive market makers must comply with applicable volume and price limitations and must be identified as passive market makers. In general, a passive market maker must display its bid at a price not in excess of the highest independent bid for such security; if all independent bids are lowered below the passive market maker’s bid, however, the passive market maker’s bid must then be lowered when certain purchase limits are exceeded. Passive market making may stabilize the market price of the securities at a level above that which might otherwise prevail in the open market and, if commenced, may be discontinued at any time.

The Fund may sell Shares directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. The Fund may use electronic media, including the Internet, to sell offered securities directly.

CUSTOMER IDENTIFICATION PROGRAM

To help the government fight the funding of terrorism and money laundering activities, federal law requires certain financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a consequence, the Fund may from time to time request certain identifying information from investors, including, but not limited to, the investor’s name, address, taxpayer identification number and date of birth (for individuals) or documents showing the existence of the entity (for entities), or such other information or documents that will help the Fund identify the investor or beneficial owner(s). If the Fund is unable to verify the identity of a prospective investor, the account will be rejected or the investor will not be allowed to perform transactions until such identity is verified. Additionally, if the Fund is unable to verify the identity of an existing investor, the Fund may be obligated to liquidate their investment at the then-current NAV.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our Board of Trustees, the Adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Adviser generally will seek reasonably competitive trade execution costs, The Fund will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Adviser may select a broker based partly upon brokerage or research services provided to the Adviser and the Fund and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.

LEGAL MATTERS

Blank Rome LLP, 1271 Avenue of the Americas, New York, New York 10020, serves as legal counsel to the Fund.

DISSOLUTION AND LIQUIDATION

The Fund may be dissolved upon approval of a majority of the Trustees. Upon the liquidation of the Fund, its assets will be distributed first to satisfy (whether by payment or the making of a reasonable provision for payment) the debts, liabilities and obligations of the Fund, including actual or anticipated liquidation expenses and accrued income taxes, other than debts, liabilities or obligations to Shareholders, and then to the Shareholders proportionately in accordance with the amount of Shares that they own. Assets may be distributed in-kind on a proportionate basis if the Board determines that the distribution of assets in-kind would be in the interests of the Shareholders in facilitating an orderly liquidation.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of  [●], 2026, [●] owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [●] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [●], 2026. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

FISCAL YEAR; REPORTS

The financial statements for the period [●] (date of inception) through [●] included in this Prospectus have been so included in reliance on the report of [●] an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

For accounting purposes, the Fund’s fiscal year and tax year end on [●]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Fund will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to our Shares offered by this Prospectus. The registration statement contains additional information about us and our Shares being offered by this Prospectus.

We will file with or submit to the SEC annual, semi-annual and quarterly reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s website at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549. This information will also be available free of charge by contacting us at Brookmont Capital Management, LLC, by telephone at (214) 953-0190, or on our website at [●].

DISCLAIMER

Shares of the Fund are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the shares of the Fund. The Exchange is not responsible for, nor has it participated in, the determination of the timing of, prices of, or quantities of the shares of the Fund to be issued, or in the determination or calculation of the equation by which the shares are redeemable. The Exchange has no obligation or liability to owners of the shares of the Fund in connection with the administration, marketing, or trading of the shares of the Fund. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

THE FUND’S PRIVACY POLICY

The Fund is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the SEC. The Fund has in effect the following policy with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Fund transactions will be collected.
•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).
•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
•	The Fund does not currently obtain consumer information. If the Fund were to obtain consumer information at any time in the future, it would employ appropriate procedural safeguards that comply with federal standards to protect against unauthorized access to and properly dispose of consumer information.

For more information about the Fund’s privacy policies call [●] (toll-free).

The Fund does not control the safeguarding, use or disposition of the personal and financial information about investors that is in the possession of the Distributor and dealers. Investors should look to the privacy policies of those entities for information about how they treat investors’ personal and financial information.

The information in this statement of additional information (“SAI”) is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion

Preliminary Statement of Additional Information dated [●], 2026

STATEMENT OF ADDITIONAL INFORMATION

[●], 2026

Brookmont Consumer Credit Fund

Shares of Beneficial Interest

The Brookmont Consumer Credit Fund (the “Fund”) is a newly organized Maryland statutory trust that is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company that will be operated as an interval fund. The Fund has no operating history.

This Statement of Additional Information (this “SAI”) is not a prospectus and should be read in conjunction with the prospectus of the Fund which is dated [●], 2026 (the “Prospectus”), as it may be further amended and supplemented from time to time. Copies of the Prospectus may be obtained upon request and without charge by writing to the Fund at 5950 Berkshire Lane, Suite 1420, Dallas, Texas 75225, or by calling toll-free (214) 953-0190 or by accessing the Fund’s website at [●]. The information on the website is not incorporated by reference into this SAI and investors should not consider it a part of this Statement of Additional Information. The Prospectus is hereby incorporated by reference into this SAI. The Prospectus, and other information about the Fund, is also available on the U.S. Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Capitalized terms not otherwise defined herein have the same meaning set forth in the Prospectus.

GENERAL DESCRIPTION OF THE FUND

We are a newly formed, non-diversified closed-end management investment company formed on March 27, 2026, as a Maryland statutory trust, and registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund is a continuously offered, non-diversified, closed-end management investment company which operates as an interval fund under Rule 23c-3 of the 1940 Act. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that investors in closed-end funds do not have the right to redeem their shares directly from the Fund on a daily basis.

Shares of the Fund will be continuously offered under the Securities Act of 1933, as amended (the “Securities Act”). It is anticipated that the Shares of the Fund will be listed on the Texas Stock Exchange LLC (the “TXSE” or the “Exchange”) under the ticker symbol [BCCF], subject to issuance.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to seek a high total return, consisting of current income and, to a lesser extent, capital appreciation. There can be no assurance that the Fund’s investment objective will be achieved.

Under normal market conditions, the Fund seeks to achieve its investment objective by investing, directly or indirectly, at least 80% of its Managed Assets in consumer credit instruments.

For purposes of the Fund’s 80% investment policy, consumer credit instruments are any instruments representing economic exposure to consumer debt underwritten, in whole or in part, by reference to a FICO® credit score or a substantially equivalent consumer credit score, including without limitation: (i) unsecured personal loans, including installment loans, originated through digital lending platforms, bank and non-bank lenders, or credit unions, purchased as whole loans (individually or in aggregations); (ii) student loans and student loan refinancing instruments; (iii) notes, pass-through certificates, or other obligations issued by a lender, platform, or special purpose vehicle representing the right to receive principal and interest payments on one or more consumer loans or fractional interests therein; (iv) asset-backed securities collateralized by pools of consumer loans or other consumer receivables; (v) consumer auto loans, recreational vehicle loans, and other installment obligations secured by personal-use collateral; (vi) credit card receivables and revolving consumer credit facilities; (vii) participation interests and sub-participations in consumer loan portfolios; and (viii) equity interests in, or credit facilities extended to, lenders, platforms, or special purpose vehicles whose primary business involves the origination, purchase, or securitization of consumer credit (the foregoing listed investments are collectively referred to herein as “Consumer Credit Instruments”). The Fund may invest without limit across these instrument types, except that the Fund will not invest greater than 45% of its Managed Assets in instruments representing exposure to loans originated by any single lender, platform, or group of related lenders or platforms. The Fund’s Consumer Credit Investments will be primarily alternative lending-related securities, which are loans originated through or sourced by non-traditional lending marketplaces or lenders, commonly referred to as “marketplace lenders,” or non-traditional intermediaries (collectively, “alternative lending platforms”), or securities that provide the Fund with exposure to such loans.

The Fund will provide written notice to shareholders at least 60 days prior to any change to the policy of investing at least 80% of its Managed Assets in Consumer Credit Instruments.

The Fund has no current intention to invest in consumer loans made to non-U.S. borrowers or originated by platforms based outside the United States, but reserves the right to do so in the future, at which time the Prospectus will be amended to provide additional disclosure. The Fund will not invest in loans to consumers originated through online platforms (or an affiliate) that are of subprime quality at the time of investment. The Fund may not purchase loans or other alternative lending-related securities originated in emerging markets. The Fund may not purchase loans or other alternative lending-related securities from platforms whose financial statements are not audited by a nationally recognized accounting firm. See “General Description of the Fund.”

The Fund may invest up to 20% of its Managed Assets in other income-producing securities of any maturity and credit quality, including below investment grade, and equity securities including exchange-traded funds. Below investment grade securities are commonly referred to as “junk” or “high yield” securities and are considered speculative with respect to the issuer’s capacity to pay interest and repay principal. Such investments may include, without limitation, corporate debt securities, U.S. government and agency debt securities, short-term instruments, commercial asset-backed securities, exchange-traded notes, secured and unsecured commercial loans, and cash and cash equivalents.

“Managed Assets” means the total assets of the Fund, including assets attributable to leverage, minus liabilities (other than debt representing leverage and any preferred stock that may be outstanding). Percentage limitations described in this Prospectus are measured at the time of investment and may be exceeded on a going-forward basis as a result of market value fluctuations of portfolio investments.

The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund’s principal investment strategies, are set forth in the Prospectus. Certain additional, non-principal investment strategies and techniques which the Fund may use, as well as their risks, are set forth below.

Additional Information about the Fund’s Investments in Consumer Credit Instruments

Bankruptcy Risk. If a platform or third-party servicer become subject to a bankruptcy, the Fund’s investments in the Consumer Credit Instruments serviced by such entity may be negatively impacted. Although many of the loan servicers may have been organized and operated in a manner that is intended to minimize the likelihood that they will become insolvent, if the servicing entity were to become subject to bankruptcy proceedings, payments on the corresponding alternative lending-related securities could be substantially delayed or reduced, and any interest accrued on those obligations may never be paid to investors.

If a platform becomes subject to bankruptcy, the Fund’s investments in securities issued by the platform may be negatively impacted. If a platform becomes subject to bankruptcy proceedings, the Fund can expect to realize on any investments only to the extent that the platform’s creditors are made whole and the platform still has residual profits that would benefit investors.

If a borrower becomes subject to a bankruptcy proceeding, the Fund’s investments in any loan that is an unsecured obligation of the borrower may be negatively impacted. If a borrower enters bankruptcy, an automatic stay of all proceedings against the borrower’s property will typically be granted. This stay will prevent the platform or third-party servicer from foreclosing on such property unless relief from the stay can be obtained from the bankruptcy court, and there is no guarantee that any such relief will be obtained. The Fund may incur significant legal fees and costs in attempting to obtain relief from a bankruptcy stay from the bankruptcy court and, even if such relief is ultimately granted, it may take several months or more to obtain. In addition, bankruptcy courts have broad powers to permit the sale of any real property free of any lien that a loan servicer may have, to compel the servicer to accept an amount less than the balance due under a loan and to permit the borrower to repay the loan over a term which may be substantially longer than the original term of the loan, all of which could negatively impact the value of the Fund’s investments.

Chargeback Risk. Because the Fund expects to receive payments received by the loan servicing agent from borrowers, the Fund may be affected by “borrower chargebacks,” which occur when a borrower who has made a payment on an underlying loan has its bank cancel the payment or request a refund of that payment. In the event that a borrower successfully processes a chargeback on a loan payment after proceeds have been distributed to the Fund, the loan servicing agent will deduct the amount of that payment from the Fund’s account with the loan servicing agent and amounts that would otherwise be credited to the Fund’s account (including amounts deposited or that are payable on other loans) are subject to set-off against any such negative cash balance.

Additional Investments, Practices and Risks

Collateralized Loan Obligations. The Fund may invest CLOs and other similarly structured investments. A CLO is an asset-backed security whose underlying collateral is a pool of loans, which with respect to the Fund may include, among others, domestic and foreign floating rate and fixed rate senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. In addition to the normal risks associated with loan- and credit-related securities (e.g., loan-related investments risk, interest rate risk and default risk), investments in CLOs carry additional risks including, but not limited to, the risk that: (i) distributions from the collateral may not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Fund may invest in tranches of CLOs that are subordinate to other tranches; (iv) the structure and complexity of the transaction and the legal documents could lead to disputes among investors regarding the characterization of proceeds; and (v) the CLO’s manager may perform poorly. CLOs may charge management and other administrative fees, which are in addition to those of the Fund.

CLOs issue classes or “tranches” that offer various maturity, risk, and yield characteristics. Losses caused by defaults on underlying assets are borne first by the holders of subordinate tranches. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CLO’s collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those of subordinated/equity tranches. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the collateral and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Because it is partially protected from defaults, a senior tranche from a CLO trust typically has higher ratings and lower yields than its underlying collateral and may be rated investment grade. Despite the protection from the equity and mezzanine tranches, more senior tranches of CLOs can experience losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of more subordinate tranches, market anticipation of defaults, as well as aversion to CLO securities as a class.

Typically, CLOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CLOs may be illiquid and may have limited independent pricing transparency. However, an active dealer market may exist for CLOs that qualify under the Rule 144A “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.

The Fund may also invest in CDOs, which are structured similarly to CLOs, but are backed by pools of assets that are debt securities (rather than being limited only to loans), typically including bonds, other structured finance securities (including other asset-backed securities and other CDOs) and/or synthetic instruments. Like CLOs, the risks of an investment in a CDO depend largely on the type and quality of the collateral securities and the tranche of the CDO in which a Fund invests. CDOs collateralized by pools of asset-backed securities carry the same risks as investments in asset-backed securities directly, including losses with respect to the collateral underlying those asset-backed securities. In addition, certain CDOs may not hold their underlying collateral directly, but rather, use derivatives such as swaps to create “synthetic” exposure to the collateral pool. Such CDOs entail the risks associated with derivative instruments. CBOs are CDOs which are backed exclusively by bonds.

In addition, the complex structure of the security may produce unexpected investment results, especially during times of market stress or volatility. Investments in structured finance securities may also be subject to liquidity risk.

Commercial Paper. Commercial paper represents short-term unsecured promissory notes issued in bearer form by corporations such as banks or bank holding companies and finance companies. The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Commercial paper may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Deflation. Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Derivative Instruments. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. Although the Fund does not presently intend to do so, the Fund may invest in derivative instruments including without limitation, options, futures, options on futures, forwards, swaps, options on swaps, structured securities and other derivatives for hedging purposes and non-hedging purposes (that is, to seek to increase total return), although suitable derivative instruments may not always be available to the Adviser for these purposes. The Fund may purchase and write call and put options on securities and enter into futures contracts and use options on futures contracts as further described below. The Fund may use these techniques to hedge against changes in interest rates or securities prices or to attempt to achieve investment returns as part of its overall investment strategies.

The value of some derivative instruments in which the Fund may invest may be particularly sensitive to changes in prevailing interest rates. In addition, while the use of derivatives for hedging purposes can reduce losses, it can also reduce or eliminate gains, and hedges are sometimes subject to imperfect matching between the derivative and security it is hedging, which means that a hedge might not be effective. The Fund might not employ any of the strategies described above, and no assurance can be given that any strategy used will succeed. A decision as to whether, when, and how to utilize derivative instruments involves skill and judgment, and even a well-conceived derivatives strategy may be unsuccessful. The use of derivative instruments involves brokerage fees and/or other transaction costs.

Investment in futures-related and commodity-linked derivatives may subject the Fund to additional risks, and in particular may subject the Fund to greater volatility than investments in traditional securities. The value of futures-related and commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments. In order to qualify for the special tax treatment available to regulated investment companies under the Code, the Fund must, among other requirements, derive at least 90% of its gross income each taxable year from certain specified types of investments. It is currently unclear which types of commodities-linked derivatives fall within these specified investment types. As a result, if the Fund’s investment in commodities-linked derivatives were to exceed a certain threshold, the Fund could fail to qualify for the special tax treatment available to regulated investment companies under the Code.

The Fund’s use of options, forwards, swaps, structured securities, and other derivative instruments may result in losses. These instruments, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies, or other investments, may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. Derivatives may be used for hedging purposes and non-hedging purposes.

The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments, and there is no guarantee that the use of derivatives will achieve their intended result. If the Adviser is incorrect in its expectation of the timing or level of fluctuation in securities prices, interest rates, currency prices or other variables, the use of derivatives could result in losses, which in some cases may be significant.

A lack of correlation between changes in the value of derivatives and the value of the portfolio investments (if any) being hedged could also result in losses. In addition, there is a risk that the performance of the derivatives or other instruments used by the Adviser to replicate the performance of a particular asset class may not accurately track the performance of that asset class.

The Fund may use derivatives, including swaps, to implement short positions. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any premiums and interest paid to a counterparty. Therefore, taking short positions involves the risk that losses may be exaggerated, potentially losing more money than the actual cost of the investment.

As an investment company registered with the SEC, the Fund may identify on its books (often referred to as “asset segregation”) liquid assets, or engage in other SEC or SEC staff approved or other appropriate measures, to “cover” open positions with respect to certain kinds of derivative instruments. In addition, the use of certain derivatives may cause the Fund to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

Regulatory Risks of Derivative Use

The U.S. government has enacted legislation that provides for new regulation of the derivatives market. The SEC has recently adopted a new rule relating to a registered investment company’s use of derivatives and related instruments that requires the Fund to observe more stringent asset coverage and related requirements than previously imposed by the 1940 Act, which could adversely affect the value or performance of the Fund. Because this regulation is new and evolving, its impact remains unclear. This regulation could limit or impact the Fund’s ability to invest in derivatives and other instruments, limit the Fund’s ability to employ certain strategies that use derivatives and adversely affect the Fund’s performance, efficiency in implementing its strategy, liquidity and ability to pursue its investment objectives.

The Commodities Futures Trading Commission (“CFTC”) has adopted certain regulatory changes that subject advisers to certain registered investment companies to registration with the CFTC as a commodity pool operator (“CPO”) if an investment company is unable to meet certain trading and marketing limitations. The Adviser intends to rely on an exemption from the CFTC’s CPO registration requirements and anticipates claiming relief from registration as a CPO. However, it is possible that the Adviser may be required to register as a CPO in the future and comply with any applicable reporting, disclosure, or other regulatory requirements. Compliance with CFTC regulatory requirements will increase Fund expenses. Other potentially adverse regulatory initiatives could also develop.

It is also possible that additional government regulation of various types of derivative instruments, including futures, options, and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present, or future legislation and regulation in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of the Fund to use certain instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund may engage in derivative transactions could also prevent the Fund from using certain instruments.

There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategy. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading. The regulation of futures, options and swaps transactions in the U.S. is a rapidly changing area of law and is subject to modification by government and judicial action.

In 2010, the U.S. government enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The CFTC and certain futures exchanges have also established limits, referred to as “position limits,” on the maximum net long or net short positions which any person may hold or control in particular options and futures contracts. All positions owned or controlled by the same person or entity, even if in different accounts, may be aggregated for purposes of determining whether the applicable position limits have been exceeded. Thus, even if the Fund does not intend to exceed applicable position limits, it is possible that different clients managed by the Adviser and any of its affiliates may be aggregated for this purpose. The trading decisions of the Adviser may have to be modified and positions held by the Fund may have to be liquidated in order to avoid exceeding such limits. The modification of investment decisions or the elimination of open positions, if it occurs, may adversely affect the profitability of the Fund.

Floating Rate Loans and Other Variable and Floating Rate Securities. The interest rates payable on certain securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. Variable and floating rate obligations are debt instruments issued by companies or other entities with interest rates that reset periodically (typically, daily, monthly, quarterly, or semi-annually) in response to changes in the market rate of interest on which the interest rate is based. Moreover, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation. The value of these obligations is generally more stable than that of a fixed rate obligation in response to changes in interest rate levels, but they may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Floating rate loans consist generally of obligations of companies or other entities (collectively, “borrowers”) incurred for a variety of purposes. Floating rate loans may be acquired by direct investment as a lender or as an assignment of the portion of a floating rate loan previously attributable to a different lender. The Fund may also invest in floating rate loans through a participation interest (which represents a fractional interest in a floating rate loan) issued by a lender or other financial institution.

Floating rate loans may be obligations of borrowers that are highly leveraged. Floating rate loans may be structured to include both term loans, which are generally fully funded at the time of the making of the loan, and revolving credit facilities, which would require additional investments upon the borrower’s demand. A revolving credit facility may require a purchaser to increase its investment in a floating rate loan at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

A floating rate loan offered as part of the original lending syndicate typically is purchased at par value. As part of the original lending syndicate, a purchaser generally earns a yield equal to the stated interest rate. In addition, members of the original syndicate typically are paid a commitment fee. In secondary market trading, floating rate loans may be purchased or sold above, at, or below par, which can result in a yield that is below, equal to, or above the stated interest rate, respectively. At certain times when reduced opportunities exist for investing in new syndicated floating rate loans, floating rate loans may be available only through the secondary market. There can be no assurance that an adequate supply of floating rate loans will be available for purchase.

Historically, floating rate loans have not been registered with the SEC or any state securities commission or listed on any securities exchange. As a result, the amount of public information available about a specific floating rate loan historically has been less extensive than if the floating rate loan were registered or exchange-traded. As a result, no active market may exist for some floating rate loans.

Purchasers of floating rate loans and other forms of debt obligations depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the obligation may be adversely affected. Floating rate loans and other debt obligations that are fully secured provide more protections than unsecured obligations in the event of failure to make scheduled interest or principal payments. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Some floating rate loans and other debt obligations are not rated by any NRSRO. In connection with the restructuring of a floating rate loan or other debt obligation outside of bankruptcy court in a negotiated work-out or in the context of bankruptcy proceedings, equity securities or junior debt obligations may be received in exchange for all or a portion of an interest in the obligation.

Inflation. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Shares and distributions can decline.

Investment Companies. The Fund may invest in securities of other investment companies, including mutual funds, closed-end funds, exchange traded funds (“ETFs”), and business development companies (“BDCs”), subject to statutory limitations prescribed by the 1940 Act, or exemptive relief thereunder. A BDC is a type of closed-end investment company that typically invests in small and medium-sized companies. A BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group and therefore the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase volatility and result in higher risk.

ETFs are funds whose shares are traded on securities exchanges and generally seek to approximate the investment performance of their respective benchmarks by investing in a variety of U.S. and foreign equity, debt, commodities, money market securities, futures, and other instruments. The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in-kind for a portfolio of the underlying securities (based on the ETF’s net asset value (“NAV”)) together with a cash payment generally equal to accumulated dividends as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.

In addition, to the extent the Fund invests a portion of its Managed Assets in other investment companies (including ETFs and BDCs), those assets will be subject to the risks of the purchased funds’ portfolio securities, and a Shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased funds. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other funds. Fees and expenses of BDCs are generally higher than those of other investment companies. The Fund’s investments in other funds also are subject to the ability of the managers of those funds to achieve the funds’ investment objective(s). Risks associated with investments in other investment companies may generally include the risks described in the Prospectus associated with the Fund’s structure as a closed-end fund, including market risk.

Money Market Instruments. The Fund may invest in money market instruments, which are U.S. dollar-denominated, high-quality, short-term debt obligations, to provide liquidity, for temporary defensive purposes, or for other purposes. Money market instruments may have fixed, variable, or floating interest rates. Examples of money market instruments include obligations issued or guaranteed by the U.S. government (or any of its agencies or instrumentalities); bank obligations, such as time deposits, certificates of deposit and bankers’ acceptances; commercial paper; and variable amount master demand notes.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or registered broker-dealers. It might do so with temporarily available cash (e.g., pending the investment of the proceeds from sales of Fund shares or pending the settlement of portfolio securities transactions) or for temporary defensive purposes. Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency. If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements with banks and brokers. Reverse repurchase agreements involve sales by the Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

The Fund may “set aside” liquid assets or engage in other appropriate measures to “cover” its obligations with respect to its transactions in reverse repurchase agreements. As a result of such segregation, the Fund’s obligations under such transactions will not be considered senior securities representing indebtedness for purposes of the 1940 Act and the Fund’s use of leverage through reverse repurchase agreements will not be limited by the 1940 Act. The Fund’s use of leverage through reverse repurchase agreements may be limited by the availability of cash or liquid securities to earmark or segregate in connection with such transactions.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement. With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of such instrument.

Securities Lending. The Fund may engage in securities lending. The Fund may lose money in the event that the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of the collateral provided for loaned securities or a decline in the value of any investments made with cash collateral. These events could also trigger adverse tax consequences for the Fund.

“When-Issued” and “Delayed-Delivery” Transaction Risk. The Fund may invest in securities on a “when-issued” basis and may purchase or sell securities on a “delayed-delivery” (or “forward-commitment”) basis. “When-issued” and “delayed-delivery” are terms that refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery.

When such transactions are negotiated, the price (which is generally expressed in yield terms) is fixed at the time the commitment is made. Delivery and payment for the securities take place at a later date. The securities are subject to change in value from market fluctuations during the period until settlement. The value at delivery may be less than the purchase price. For example, changes in interest rates in a direction other than that expected by the Adviser before settlement will affect the value of such securities and may cause a loss to the Fund. During the period between purchase and settlement, the Fund makes no payment to the issuer and no interest accrues to the Fund from the investment until it receives the security at settlement.

The Fund may engage in when-issued transactions to secure what the Adviser considers to be an advantageous price and yield at the time the obligation is entered into. When the Fund enters into a when-issued or delayed-delivery transaction, it relies on the other party to complete the transaction. Its failure to do so may cause the Fund to lose the opportunity to obtain the security at a price and yield the Adviser considers to be advantageous.

When the Fund engages in when-issued and delayed-delivery transactions, it does so for the purpose of acquiring or selling securities consistent with its investment objective and policies or for delivery pursuant to options contracts it has entered into, and not for the purpose of investment leverage. Although the Fund’s purpose in entering into delayed-delivery or when-issued purchase transactions is to acquire securities, it may dispose of a commitment prior to settlement. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or to dispose of its right to delivery or receive against a forward commitment, it may incur a gain or loss.

At the time the Fund makes the commitment to purchase or sell a security on a when-issued or delayed-delivery basis, it records the transaction on its books and reflects the value of the security purchased in determining the Fund’s net asset value. In a sale transaction, it records the proceeds to be received. The Fund will identify on its books liquid assets at least equal in value to the value of the Fund’s purchase commitments until the Fund pays for the investment.

Regulatory Considerations

The following highlights various laws and regulations impacting the marketplace lending industry and its participants.

Fair Debt Collection Practices Act. The Fair Debt Collection Practices Act (the “FDCPA”) provides guidelines and limitations on the conduct of third-party debt servicers in connection with the collection of consumer debts. In order to ensure compliance with the FDCPA, platforms may contract with professional third-party debt collection agencies to engage in debt collection activities.

The Gramm-Leach-Bliley Act. The Gramm-Leach-Bliley Act (the “GLBA”) limits the disclosure of non-public personal information about a consumer to non-affiliated third parties and requires financial institutions to disclose certain privacy policies and practices with respect to its information sharing with both affiliates and non-affiliated third parties. A number of states have enacted privacy and data security laws requiring safeguards on the privacy and security of consumers’ personally identifiable information. Other federal and state statutes deal with obligations to safeguard and dispose of private information in a manner designed to avoid its dissemination. Privacy rules adopted by the Federal Trade Commission implement the GLBA and other requirements and govern the disclosure of consumer financial information by certain financial institutions, ranging from banks to private investment funds. Platforms employing certain consumer lending models generally have privacy policies that conform to these GLBA and other requirements. In addition, such platforms have policies and procedures intended to maintain platform participants’ personal information securely and dispose of it properly. The platforms do not sell or rent such information to third parties for marketing purposes. Through their participation in the platforms, the Fund may obtain non-public personal information about loan applicants, as defined in GLBA, and intend to conduct themselves in compliance with such law, as if it were subject to the same limitations on disclosure and obligations of safeguarding and proper disposal of non-public personal information. In addition, the Fund could be subject to state data security laws, depending on whether the information obtained is considered non-public personally identifiable information under those state laws. Any violations of state data security laws by the Fund could subject it to fines, penalties, or other regulatory action on a state-by-state basis, which, individually or in the aggregate, could have a material adverse effect on the Fund due to the compliance costs related to any violations as well as costs to ensure compliance with such laws on an on-going basis. Additionally, any violations of the GLBA by the Fund could subject it to regulatory action by the Federal Trade Commission, which could require the Fund to, inter alia, implement a comprehensive information security and reporting program and to be subject to audits on an on-going basis.

OFAC and Bank Secrecy Act. Certain participants in the marketplace lending industry, including the platforms through which the Fund may invest in Marketplace Loans, may be required to comply with various anti-money laundering and related regulations. The Fund is not able to control or monitor such compliance. Moreover, in the Fund’s participation with the platforms, it is subject to compliance with OFAC (Office of Foreign Assets Control), the USA PATRIOT Act and Bank Secrecy Act regulations applicable to all businesses, which, for the Fund, generally involves cooperation with authorities in investigating any purported improprieties. Any material failure to comply with OFAC and other similar anti-money laundering restrictions or any investigation relating thereto could result in fines or penalties. Such fines or penalties could have a material adverse effect on the Fund directly for amounts owed for fines or penalties or indirectly as a negative consequence of the decreased demand for Marketplace Loans from the platforms in violation of such requirements resulting from the adverse publicity and other reputation risks associated with any such fines and penalties assessed against the platforms or other industry participants.

Service Members Civil Relief Act. Federal law provides borrowers in active military service with rights that may delay or impair a platform’s ability to collect on a Marketplace Loan to such borrower. The Service Members Civil Relief Act (“SCRA”) requires that the interest rate on pre-existing debts be set at no more than six percent while the qualified service member or reservist is on active duty. The holder of any such Marketplace Loan may not receive the difference between six percent and the original stated interest rate under the loan during any such period. This law also permits courts to stay proceedings and execution of judgments against service members and reservists on active duty, which may delay recovery on any such Marketplace Loans in default. If there are any amounts under such a Marketplace Loan still due and owing to a platform (or an affiliate thereof) after the final maturity of the Pass-Through Notes that correspond to such loan, the platform (or affiliate) may not have any further obligation to make payments on such Pass-Through Notes, even if the platform (or affiliate) later receives payments after the final maturity of the Pass-Through Notes.

Platforms may not take military service into account in assigning loan grades to borrower loan requests. In addition, as part of the borrower registration process, platforms may not request borrowers to confirm if they are a qualified service member or reservists within the meaning of the SCRA.

Registration with the SEC. Pass-Through Notes are typically offered through private offerings and thus may not be registered under the Securities Act. In addition, platforms are not registered as investment companies under the 1940 Act. If a platform (or an affiliate thereof) were to fail to comply with a private offering exemption under the Securities Act, or if it were to fail to maintain an exemption from registration as an investment company under the 1940 Act, it (or such affiliate) could become subject to regulatory actions and/or significant civil liabilities. Although a platform (or its affiliate) may intend to operate in compliance with all applicable securities laws, these laws are complex and sometimes subject to alternative interpretations and any failure by a platform (or such affiliate) to comply with applicable securities laws could adversely affect its (or such affiliate’s) ability to make payments on the Pass-Through Notes.

Trust Indenture Act of 1939. Any Pass-Through Note offering made in reliance on an exemption from registration pursuant to Section 4(a)(2) of the Securities Act will not be subject to the Trust Indenture Act of 1939. Consequently, holders of Pass-Through Notes will not have the protection of an indenture setting forth obligations of the Pass-Through Note issuers for the protection of the Pass-Through Note holders or a trustee appointed to represent their interests.

State Usury Laws. Some platforms (or their affiliates) may attempt to take advantage of policies in certain states that allow lenders to make Marketplace Loans at advantageous interest rates by incorporating choice of law provisions into Marketplace Loan agreements that hold that the agreements are to be governed by the laws of those lender-friendly states. In the event that a borrower or state regulator successfully invalidates such choice-of-law clause, platforms (or their affiliates) may not be able to collect some or all of the interest and principal due on such Marketplace Loans.

Truth-In-Lending Act. Some Marketplace Loans may also be subject to certain provisions of the Truth-In-Lending Act and other applicable laws and rules concerning loans. These provisions impose additional disclosure and other requirements on creditors with respect to certain loans secured by the borrower’s principal dwelling with high interest rates or high up-front fees and charges where the loan funds are primarily used for personal, household or consumer purposes. In general, these home equity loans have annual percentage rates over eight percent greater than the yield on U.S. Treasury securities of comparable maturity and/or fees and points which exceed the greater of six percent of the total loan amount. These provisions can impose specific statutory liabilities upon creditors who fail to comply with such provisions and may affect the enforceability of the related loans. In addition, any assignee of the creditor would generally be subject to all claims and defenses that the consumer could assert against the creditor, including, without limitation, the right to rescind the home equity loan.

Dodd-Frank Act. In response to the recent financial crisis, Congress passed the Dodd-Frank Act in July of 2010. As a result of its passage, significant new regulation has been enacted or is anticipated in many areas of consumer financial products and services, including private education loans. Under the Dodd-Frank Act, entities in the private education loan sector are subject to regulations developed by the Consumer Financial Protection Bureau (the “CFPB”). The CFPB is an independent agency that is housed within the Federal Reserve Board, but is not subject to Federal Reserve Board jurisdiction or to the congressional appropriations process. It has substantial power to regulate financial products and services received by consumers from both banks and non-bank lenders, including rulemaking authority in enumerated areas of federal law traditionally applicable to consumer lending such as truth-in-lending, fair credit reporting and fair debt collection. In addition, the Dodd-Frank Act provides for significant new enforcement authority, including authorization of state attorneys general to bring lawsuits under federal consumer protection laws with the consent of the CFPB.

In addition, on December 6, 2013, the CFPB adopted a rule that enables it to supervise certain non-bank student loan servicers that service more than one million borrower accounts, to ensure that bank and non-bank servicers follow the same rules in the student loan servicing market. The rule covers servicers of both federal and private student loans.

The Dodd-Frank Act also affects student loan portfolio securitization financing transactions which result in the issuance of asset-backed securities. Under the Dodd-Frank Act, the SEC and federal banking agencies were directed to adopt regulations requiring issuers of asset-backed securities or persons who organize and initiate asset-backed securities transactions to retain a portion of the credit risk of the underlying assets, new disclosure and reporting requirement for each tranche of asset-backed securities, including new loan-level data, and new disclosure requirements relating to representations, warranties and enforcement mechanisms available to investors in asset-backed securities.

Tax Treatment of Pass-Through Notes. There are no statutory provisions, regulations, published rulings or judicial decisions that address the characterization of Pass-Through Notes or other Marketplace Lending Instruments substantially similar to Pass-Through Notes for U.S. federal income tax purposes and the proper tax characterization of Pass-Through Notes for U.S. federal income tax purposes is uncertain. To address this concern, some Pass-Through Note issuers require investors to agree to treat the Pass-Through Notes as debt of the Pass-Through Note issuer for federal, state and local income and franchise tax purposes. Further, prospective Pass-Through Note holders should be aware that a Pass-Through Note issuer may intend to treat (and report) the Pass-Through Notes as debt instruments that have original issue discount (“OID”) for U.S. federal income tax purposes. As a result, Pass-Through Note holders will be required to include OID in income as it accrues under a constant yield method, regardless of such note holder’s regular method of tax accounting, and so may be required to include OID in income in advance of the receipt of cash attributable to the related Note interest or principal.

The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Alternative Credit Instrument that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Alternative Credit Instruments are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

Pass-Through Note holders also should be aware that the Internal Revenue Service (“IRS”) and the courts are not bound by the Pass-Through Note issuer’s characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes’ proper characterization. For example, if the Pass-Through Notes were treated as equity in the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or OID on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer’s earnings and profits. Alternatively, the IRS could determine that, in substance, each Pass-Through Note holder owns a proportionate interest in the underlying loans for U.S. federal income tax purposes, or it could instead seek to treat the Pass-Through Notes as some other financial instrument or contract (including a derivative financial instrument). Such different characterizations could significantly reduce the amount available to the Pass-Through Note issuer to pay interest on the Pass-Through Notes, and could significantly affect the amount, timing, and character of income, gain or loss recognized in respect of a Pass-Through Note.

Risk of Including Foreign Investors. An issuer of Pass-Through Notes may accept investors who are non-U.S. persons, in which case interest payments made to such an investor by the issuer could be subject to withholding taxes. In the event that the issuer fails to properly withhold on such payments, it could remain liable for a non-U.S. person’s individual tax liabilities. There is a further risk that a non-U.S. person investor could be named on the Department of the Treasury’s list of “Specially Designated Nationals,” “Blocked Persons,” or “Sanctioned Countries or Individuals,” which, if undiscovered, could result in an enforcement action against the issuer.

Temporary Investments.

Pending investment in portfolio securities consistent with our investment objective and strategies, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. The Adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

INVESTMENT RESTRICTIONS

The Fund’s stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund, are listed below. For the purposes of this SAI, “majority of the outstanding voting securities of the Fund” means the vote, at an annual or special meeting of Shareholders, duly called, of the lesser of (a) 67% or more of the Shares present at such meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy; or (b) more than 50% of the outstanding Shares. The Fund’s investment objective and the remainder of the Fund’s investment policies and limitations (as disclosed in the Prospectus) that are not specifically identified as a fundamental policy or investment restriction, including its investment strategies, are not considered to be fundamental and can be changed without a vote of the Shareholders. However, the Fund’s policy of investing at least 80% of its Managed Assets in Consumer Credit Instruments may only be changed by the Board of the Fund following the provision of 60 days’ prior written notice to the shareholders. Any percentage limitations described in the Prospectus and this SAI, unless otherwise noted, are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund’s portfolio or other events.

As a matter of fundamental policy, we will not:

(1)	issue senior securities, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(2)	purchase securities on margin, engage in short sales or write put or call options, except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(3)	borrow money, except to the extent permitted by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time;

(4)	engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act in connection with the purchase and sale of portfolio securities;

(5)	invest 25% or more of its total assets in a particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities), provided, however, that under normal circumstances the Fund will invest, directly or indirectly, at least 25% of its total assets in alternative lending-related securities and other investments issued primarily for consumer financing;

(6)	purchase or sell real estate, which term does not include securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate or mortgages on real estate acquired as a result of the Fund’s ownership of securities;

(7)	purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments or investments (but this shall not prevent the Fund (i) from purchasing or selling options, forward and futures contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities, (ii) from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities, or (iii) from investing in commodity pools and other entities that purchase and sell commodities and commodity contracts);

(8)	make loans, except as permitted under the 1940 Act, as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time; and

(9)	(i) invest in loans to consumers originated through online platforms (or an affiliate) that are of subprime quality at the time of investment; or (ii) purchase Consumer Credit Instruments or other alternative lending-related securities or instruments from lending platforms whose business consists primarily of originating loans of subprime quality.

The Fund has adopted the following fundamental policies in order to repurchase its Shares:

i.	On a quarterly basis, in the months of [March, June, September, December] the Fund will make an offer to repurchase a designated percentage of the outstanding Shares from shareholders (a “Repurchase Offer”), pursuant to Rule 23c-3 under the 1940 Act, as it may be amended from time to time.

ii.	The Fund will repurchase Shares that are tendered by a specific date occurring each quarter (the “Repurchase Request Deadline”). The Fund’s Board will establish the Repurchase Request Deadline for each Repurchase Offer, but such date may be revised by the Fund’s officers, in their sole discretion, based on factors such as market conditions, the level of the Fund’s assets and shareholder servicing considerations provided that the Board is notified of this change and the reasons for it.

iii.	There will be a maximum 14 calendar day period (or the next business day if the 14th calendar day is not a business day) between the Repurchase Request Deadline and the date on which the Fund’s net asset value applicable to the Repurchase Offer is determined.

See the Prospectus for more information on the Fund’s Repurchase of Shares.

For purposes of fundamental policy (5) above, the Fund will treat alternative lending-related securities and investments issued primarily for consumer financing as an industry or group of industries, for concentration purposes. Investments considered to be primarily for consumer financing shall include but are not limited to: (i) unsecured personal loans, (ii) student loans, (iii) pass-through certificates or other obligations representing the right to receive principal and interest payments on one or more consumer loans, (iv) consumer auto loans, recreational vehicle loans, and other installment obligations secured by personal-use collateral, (v) credit card receivables and revolving consumer credit facilities, and (vi) equity interests in, or credit facilities extended to, lenders, platforms, or special purpose vehicles that derive at least 50% of their assets, income, sales, or profits committed to, or derived from activities related to the consumer lending industry.

The Fund may incur borrowings and/or issue series of notes or other senior securities in an amount up to 33-1/3% of its total assets (including the amount borrowed) less all liabilities other than borrowings. For a further discussion of the limitations imposed on borrowing by the 1940 Act, please see the section entitled “Leverage” in the Prospectus.

Where applicable, the foregoing fundamental investment policies shall be interpreted based on the applicable rules, regulations and pronouncements of the SEC and its staff.

BOARD OF TRUSTEES

The business operations of the Fund are managed and supervised under the direction of the Board of Trustees (or the “Board”), subject to the laws of the State of Maryland and the Fund’s Agreement and Declaration of Trust (the “Declaration of Trust”). The Board has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of its Shareholders, including the authority to establish policies regarding the management, conduct, and operation of its business. The Board exercises the same powers, authority, and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the daily business operations of the Fund.

The Trustees of the Board (each, a “Trustee” and collectively, the “Trustees”) are not required to contribute to the capital of the Fund or to hold interests therein. A majority of Trustees are not “interested persons” (as defined in the 1940 Act) of the Fund (collectively, the “Independent Trustees”).

The Trustees serve on the Board for terms of indefinite duration. A Trustee’s position in that capacity will terminate if the Trustee is removed or resigns or, among other events, upon the Trustee’s death, incapacity, retirement, or resignation. A Trustee may resign upon written notice delivered to any officer of the Trust or to a meeting of the Trustees, and may be removed, with or without cause, by action of at least two-thirds (66 2/3%) of the remaining Trustees not subject to the removal vote. In the event of any vacancy in the position of a Trustee, the remaining Trustees of the Fund may appoint an individual to serve as a Trustee so long as immediately after the appointment at least two-thirds of the Trustees of the Fund then serving have been elected by the Shareholders of the Fund. The Board may call a meeting of the Shareholders to fill any vacancy in the position of a Trustee of the Fund, and must do so if the Trustees who were elected by the Shareholders cease to constitute a majority of the Trustees then serving on the Board.

The Board believes that each of the Trustees’ experience, qualifications, attributes, and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes common to all Trustees is the ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Trustees, the Adviser, other service providers, counsel, and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties as Trustees. A Trustee’s ability to perform his or her duties effectively may have been attained through the Trustee’s business, consulting, and public service work; experience as a board member of non-profit entities or other organizations; education or professional training; and/or other life experiences. In addition to these characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes, or skills of each Trustee. Specific details regarding each Trustee’s principal occupations during the past five years are included in the tables below.

The identity of the Trustees and officers of the Fund and brief biographical information regarding each Trustee and officer during the past five years is set forth below. Each Trustee who is deemed to be an “interested person” of the Fund, as defined in the 1940 Act, if any, is indicated by an asterisk.

Name, Address[a], Year of Birth and Position(s) with the Fund	Position with the Fund	Term of Office and Length of Time Served	Principal Occupations During the Past Five Years or Longer	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorship/ Trusteeship Positions held by Trustee During the Past 5 Years
Interested Trustees

Independent Trustees

Officers of the Trust

(a) The address for each of our Trustees is c/o Brookmont Consumer Credit Fund, 5950 Berkshire Lane, Suite 1420 Dallas, Texas 75225.

Trustee Qualifications

Ethan Powell. Mr. Powell has spent over two decades in financial services, primarily in Hedge Fund and Private Equity. As Principal and CIO of Brookmont and Founder of nonprofit affiliate asset manager Impact Shares. Impact Shares is a collaboration of leading financial service and non-profit organizations providing single social issue ESG solutions. Impact Shares has issued exchange-traded funds in collaboration with The NAACP Minority Empowerment ETF (Ticker: NACP), the YWCA Women’s Empowerment (Ticker: WOMN) and the United Nations Sustainable Development Goals (Ticker: SDGA). Mr. Powell has spent over two decades in financial services, primarily in Hedge Funds and Private Equity. As Principal and CIO of Brookmont Capital Management, Ethan is responsible for overseeing Brookmont’s team of investment and operational professionals which includes responsibilities over managing and monitoring investment activity, working with external analysts and investor relations. Ethan founded nonprofit affiliate asset manager Impact Shares. Additionally, Ethan serves as the Chairman of the board for three mutual fund complexes totaling over $10 billion in assets. Previously, Mr. Powell held several roles at Highland Capital Management Fund Advisors, L.P. including head of product and strategy, portfolio manager and interested board chair. Mr. Powell earned his Master of Science in Management Information Systems and a Bachelor of Science in Accounting from Texas A&M University. Mr. Powell was a Certified Public Accountant and has earned the right to use the Chartered Financial Analyst designation.

[TRUSTEE NAMES TO BE INCLUDED IN SUBSEQUENT FILING]

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Board. The Fund has engaged the Adviser to manage the Fund on a day-to-day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Declaration of Trust. The Board is currently composed of [●] members, [●] of whom are Independent Trustees. The Board will meet at regularly scheduled meetings four times each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established an audit committee (the “Audit Committee”) and a governance and nominating committee (the “Governance and Nominating Committee”) and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities.

The Board has appointed [●], to serve in the role of Chairperson. The Chairperson’s role is to preside, if present, at meetings of the Board and to act as liaison with the Adviser, other service providers, counsel, and other Trustees generally between meetings. The Chairperson serves as a key point person for dealings between management and the Trustees. The Chairperson also participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairperson may also perform such other functions as may be delegated by the Board from time to time. Nevertheless, the Board also believes that having an interested Trustee serve on the Board brings corporate and financial viewpoints that are, in the Board’s view, helpful elements in its decision-making process and also provide the Board with the perspective of the Adviser in managing and sponsoring the Fund. The Board believes that its Chairperson, the independent chairs of the Audit Committee and the Governance and Nominating Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of the Fund and its shareholders. The leadership structure of the Board may be changed, at any time and in the discretion of the Board, including in response to changes in circumstances or the characteristics of the Fund.

The Fund is subject to a number of risks, including investment, compliance, operational, and valuation risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and will be addressed as part of various Board and committee activities. Daily risk management functions are subsumed within the responsibilities of the Adviser, and other service providers (depending on the nature of the risk), which carry out the Fund’s investment management and business affairs. The Adviser and other service providers employ a variety of processes, procedures, and controls to identify various events or circumstances that give rise to risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each of the Adviser and other service providers has their own independent interests in risk management, and their policies and methods of risk management will depend on their functions and business models. The Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board will require senior officers of the Fund, including the [President/Principal Executive Officer, Treasurer/Principal Financial Officer, Secretary, and Chief Compliance Officer], and the Adviser, to report to the full Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management. The Board and the Audit Committee will also receive regular reports from the Fund’s independent registered public accounting firm on internal control and financial reporting matters. The Board will also receive reports from certain of the Fund’s other primary service providers on a periodic or regular basis, including the Fund’s custodian, distributor, sub-administrator, and securities lending counterparty. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Committees of the Board of Trustees

Audit Committee. The Board has formed an Audit Committee that is responsible for overseeing the Fund’s accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund’s financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund’s independent auditors and the full Board. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of [●]. The Audit Committee has met [●] times.

Governance and Nominating Committee. The Board has formed a Governance and Nominating Committee that is responsible for overseeing and making recommendations to the full Board or the Independent Trustees, as applicable, with respect to the governance of the Fund, selection and nomination of Trustees, compensation of Trustees, and related matters. Our independent trustees will consider qualified trustee nominees recommended by stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding trustee nominations. The Governance and Nominating Committee will consider recommendations for qualified Trustee nominees from stockholders when such recommendations are submitted in accordance with our bylaws and any applicable law, rule or regulation regarding trustee nominations. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to be named as a nominee and to serve as a Board member if elected, and such additional information must be provided regarding the recommended nominee as reasonably required by the Governance and Nominating Committee. The Governance and Nominating Committee currently consists of [●]. The Governance and Nominating Committee has met [●] times.

Trustee Ownership of Shares

The table below shows the dollar range of the Shares of the Fund beneficially owned by each Trustee.*

Name of Trustee	Dollar Range of Shares in the Fund as of December 31, 2025(1)	Aggregate Dollar Range of Shares in Fund Complex Overseen by Trustee as of December 31, 2025(1)(2)
Interested Trustee
[●]	None	None
[●]	None	None
Independent Trustees
[●]	None	None
[●]	None	None

(1) The dollar ranges of equity securities reflected in the table above are as follows: None; $1 to $10,000; $10,001 to $50,000; $50,001 to $100,000; or over $100,000.

(2) The Fund is the only fund in the family of investment companies.

* The Fund commenced operations on [●], 2026.

Compensation for the Most Recent Fiscal Year

The Fund anticipates paying the following fees to the Trustees during the Fund’s initial fiscal year ended [●], 2026. The Trustees do not receive any pension or retirement benefits from the Fund. The Fund does not pay any compensation to the Fund’s officers.

Name of Person/Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex Paid to Trustees[1]
Interested Trustee
[●]	$0	N/A	N/A	$[●]
[●]	$0	N/A	N/A	$[●]
Independent Trustees
[●]	$[●]	N/A	N/A	$[●]
[●]	$[●]	N/A	N/A	$[●]

(1) The Fund is the only fund in the family of investment companies.

INVESTMENT ADVISER

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). Subject to the overall supervision of our Board of Trustees, and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the investment of the Fund’s assets.

Pursuant to the Investment Advisory Agreement, we have agreed to pay Brookmont a fee for investment advisory and management services representing a base management fee. The base management fee is calculated at an annual rate of [●]% of our Managed Assets. For services rendered under the Investment Advisory Agreement, the base management fee is payable monthly in arrears. The base management fee is calculated based on the average value of our gross assets at the end of the most recently completed calendar month, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month will be appropriately pro-rated.

Because the fee received by the Adviser is based on the Managed Assets of the Fund, the Adviser has a financial incentive for the Fund to use leverage, which may create a conflict of interest between the Adviser, on the one hand, and the holders of common stock, on the other. Because leverage costs will be borne by the Fund at a specified interest rate, the Fund’s investment advisory fee and other expenses, including expenses incurred as a result of any leverage, are paid only by the holders of common stock and not by holders of any preferred shares or through borrowings.

Payment of Our Expenses

The Fund bears all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of our organization and this offering;
•	the cost of calculating our net asset value, including the cost of any third-party valuation services;
•	the cost of effecting sales and repurchases of our shares and other securities;
•	interest payable on debt, if any, to finance our investments;
•	fees payable to third parties relating to, or associated with, making investments, including legal fees and expenses and fees and expenses associated with performing due diligence reviews of prospective investments and advisory fees as well as expenses associated with such activities;
•	the costs associated with protecting our interests in our investments, including legal fees;
•	transfer agent and custodial fees;
•	fees and expenses associated with marketing and investor relations efforts;
•	federal and state registration fees, any stock exchange listing fees;
•	federal, state and local taxes;
•	independent Trustees’ fees and expenses;
•	brokerage commissions;
•	fidelity bond, directors and officers errors and omissions liability insurance and other insurance premiums;
•	direct costs and expenses of administration, including printing, mailing, long distance telephone and staff
•	fees and expenses associated with independent audits and outside legal costs; and
•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws.

Duration and Termination

The Investment Advisory Agreement was initially approved by the Board of Trustees of the Fund on [●], 2026. Unless earlier terminated as described below, the Investment Advisory Agreement will remain in effect for a period of two years from the date it was approved by our Board of Trustees and will remain in effect from year to year thereafter if approved annually by our Board of Trustees or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our trustees who are not parties to such agreement or who are not “interested persons” of any such party, as such term is defined in Section 2(a)(19) of the 1940 Act. The Investment Advisory Agreement will automatically terminate in the event of its assignment. The Investment Advisory Agreement may also be terminated by either party without penalty upon not more than 60 days’ written notice to the other party.

Indemnification

The Investment Advisory Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, the Adviser’s Management and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from the Fund for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of management services under the Investment Advisory Agreement or otherwise as an Adviser of the Fund.

Board Approval of the Investment Advisory Agreement

A discussion regarding the basis for our Board’s approval of our Investment Advisory Agreement will be included in our first annual or semi-annual report filed subsequent to completion of this offering

PORTFOLIO MANAGERS

Total Other Accounts Managed Table

(As of [●], 2026)

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Ethan Powell	[●]	$[●]	[●]	$[●]	[●]	$[●]
[●]	[●]	$[●]	[●]	$[●]	[●]	$[●]

(1)	This chart does not include information with respect to the Fund.

Performance-Based Fee Accounts Information Table

(As of [●], 2026)

	Registered Investment Companies(1)		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)	Number of Accounts	Total Assets of Accounts Managed ($ million)
Ethan Powell	[●]	$[●]	[●]	$[●]	[●]	$[●]
[●]	[●]	$[●]	[●]	$[●]	[●]	$[●]

(1)	This chart does not include information with respect to the Fund.

Ownership of Shares by Portfolio Managers

(As of [●], 2026)

The table below shows the dollar range of the Shares of the Fund beneficially owned by each Portfolio Manager.

Portfolio Manager	Shares of the Fund Beneficially Owned
Ethan Powell	$[●]
[●]	$[●]

The Adviser may from time to time manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles, if any, may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple client accounts may devote unequal time and attention to the management of those accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the accounts as might be the case if he were to devote substantially more attention to the management of a single account. The effects of this potential conflict may be more pronounced where accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple clients, the opportunity may be allocated among these several clients, which may limit the Fund’s ability to take full advantage of the investment opportunity.

As a result of regulations governing the ability of certain clients of the Adviser to invest side-by-side, it is possible that the Fund may not be permitted to participate in an investment opportunity at the same time as another fund or another client of the Adviser. These limitations may limit the scope of investment opportunities that would otherwise be available to the Fund. The decision as to which funds or other clients of the Adviser may participate in any particular investment opportunity will take into account the suitability of the investment opportunity for, and the strategy of, the applicable funds or other clients. It is possible that the Fund may be prevented from participating due to such investment opportunity being more appropriately within the primary strategy of another fund or other client of the Adviser.

Conflicts of Interest Among Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the clients for which he exercises investment responsibility or may decide that certain of the clients should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more clients, which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other clients. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more clients. Conflicts may also arise in cases when clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients own private securities or obligations of an issuer and other clients may own public securities of the same issuer. Actions by investors in one part of the capital structure could disadvantage investors in another part of the capital structure. In addition, purchases or sales of the same investment may be made for two or more clients on the same date. There can be no assurance that a client will not receive less (or more) of a certain investment than it would otherwise receive if this conflict of interest among clients did not exist. In effecting transactions, it may not be possible, or consistent with the investment objectives of clients, to purchase or sell securities at the same time or at the same prices.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the clients that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Exchange Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of clients than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of clients that provide greater overall returns to the Adviser and its affiliates.

Compensation. Portfolio managers at the Adviser are compensated through: [●].

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a company or acknowledges the existence of control. A control person may be able to determine the outcome of a matter put to a shareholder vote.

As [●], 2026, [●] owned of record or beneficially 5% or more of the outstanding Shares of the Fund. [●] provided the initial investment in the Fund and thus owns greater than 25% of the Fund’s outstanding shares as of [●], 2026. For so long as [●] has a greater than 25% interest in the Fund, it may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

CODE OF ETHICS

The Adviser has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, respectively, that establishes procedures for personal investments and restricts certain transactions by our personnel. Our codes of ethics generally do not permit investments by our employees in securities that may be purchased or held by us. You may read and copy these codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, each code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

COMPLIANCE POLICIES AND PROCEDURES

We and the Adviser have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a Chief Compliance Officer to be responsible for administering the policies and procedures. [●] currently serves as our Chief Compliance Officer.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to the Adviser. The Proxy Voting Policies and Procedures of the Fund are set forth below. The guidelines will be reviewed periodically by Management and our non-interested trustees, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Management.

Introduction

An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We will vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.

Our proxy voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision making process disclose to our managing members any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: [●]

Privacy Policy

We are committed to protecting your privacy. This privacy notice, which is required by federal law, explains privacy policies of Brookmont Capital Management, LLC, and its affiliated companies. This notice supersedes any other privacy notice you may have received from Brookmont Capital Management, LLC, and its terms apply both to our current stockholders and to former stockholders as well.

We will safeguard, according to strict standards of security and confidentiality, all information we receive about you. With regard to this information, we maintain procedural safeguards that comply with federal standards.

Our goal is to limit the collection and use of information about you. When you purchase shares of our common stock, our transfer agent collects personal information about you, such as your name, address, social security number or tax identification number.

This information is used only so that we can send you annual reports, proxy statements and other information required by law, and to send you information we believe may be of interest to you.

We do not share such information with any non-affiliated third party except as described below:

•	It is our policy that only authorized employees of the Adviser, who need to know your personal information will have access to it.

•	We may disclose stockholder-related information to companies that provide services on our behalf, such as record keeping, processing your trades, and mailing you information. These companies are required to protect your information and use it solely for the purpose for which they received it.

•	If required by law, we may disclose stockholder-related information in accordance with a court order or at the request of government regulators. Only that information required by law, subpoena, or court order will be disclosed.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[●], located at [●], is the Fund’s independent registered public accounting firm and audits the Fund’s financial statements and performs other audit related services.

LEGAL COUNSEL

Blank Rome LLP, located at 1271 Avenue of the Americas, New York, New York 10020, is counsel to the Fund.

TAX STATUS

The following discussion of U.S. federal income tax consequences of investment in the Fund is based on the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, and other applicable authority, as of the date of the preparation of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Fund. There may be other tax considerations applicable to particular shareholders. If an entity or arrangement treated as a partnership for U.S. federal tax purposes holds shares of the Fund, the U.S. federal income tax treatment of a partner in such partnership generally will depend upon the status of the partner and activities of the partnership. Shareholders (and partners in a partnership that is a shareholder) should consult their own tax advisors regarding their particular situation and the possible application of federal, state, local or non-U.S. tax laws.

Taxation of the Fund

The Fund intends to elect and intends to qualify and be treated each year as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things:

(a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies, and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

(c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid-generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and any net tax-exempt interest income for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (b) above. In addition, if the Fund were to own 20% or more of the voting interests of a corporation, the Fund would be required to “look through” such corporation to its holdings and combine the appropriate percentage of such corporation’s assets with the Fund’s assets for purposes of satisfying the 25% diversification test described in (b)(ii) above. Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures, and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% gross income test, described in (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” the Fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

The Fund’s investment strategy will potentially be limited by its intention to qualify for treatment as a regulated investment company. The tax treatment of certain of the Fund’s investments under one or more of the qualification or distribution tests applicable to RICs is not certain. An adverse determination or future guidance by the IRS might affect the Fund’s ability to qualify for such treatment.

The Fund has adopted policies and guidelines that are designed to enable the Fund to meet these tests, which will be tested for compliance on a regular basis for the purposes of being treated as a regulated investment company for federal income tax purposes. However, some issues related to qualification as a regulated investment company are open to interpretation. For example, the Fund intends to primarily invest in whole loans originated by alternative credit platforms, and the Fund has taken the position that the issuer of such loans will be the identified borrowers in the loan documentation. The IRS, however, could disagree and successfully assert that the alternative credit platforms should be viewed as the issuer of the loans. If the IRS prevailed, the Fund would need to determine whether treating the alternative credit platforms as the issuer would cause the Fund to fail the regulated investment company diversification tests. In the present situation, neither the lending bank nor the platform have guaranteed the performance or payment of the underlying consumer or small business loans. Even if the platforms are still the servicers, if the consumer or small business borrower fails to pay, the platform is generally not responsible for making up the short fall to the Fund. This increases the risk in the portfolio to the Fund, but also means that the IRS is more likely to view the underlying consumers and small businesses as the issuers for the purposes of the regulated investment company qualification tests.

In addition, the IRS and court authorities interpreting the identity of the issuer for Alternative Credit Instruments other than Alternative Credit in the form of whole loans may be less clear. For example, pass-through obligations (obligations of the alternative credit platform that only create an obligation to pay a note purchaser to the extent that the lending platform receives cash) could be viewed as an indirect undivided interest in the referenced loans or they could be viewed as a derivative instrument referencing a pool of loans. If the pass-through obligations were characterized as an indirect undivided interest in the referenced loans, the IRS and court authorities would indicate that the issuers of such instruments were the referenced borrowers in the underlying loans. If the pass-through obligations were characterized as a derivative instrument referencing a pool of loans, the IRS and court authorities would indicate that the issuers of such instruments were the alternative credit platform. The Fund will take the position that the writer of Pass-Through Notes and Alternative Credit Instruments other than whole consumer and small business loans will be the issuer for the regulated investment company tests even if arguments could be made that the persons and small businesses referenced in such instruments were the persons liable for making payments. Pass-Through Note holders also should be aware that the IRS and the courts are not bound by the Pass-Through Note issuer’s characterization of the Pass-Through Notes, and may take a different position with respect to the Pass-Through Notes’ proper characterization. For example, if the Pass-Through Notes were treated as equity for the Pass-Through Note issuer, (i) the issuer would be subject to U.S. federal income tax on income, including interest, accrued on the underlying loans but would not be entitled to deduct interest or original issue discount (“OID”) on the Pass-Through Notes, and (ii) payments on the Pass-Through Notes would be treated by the Pass-Through Note holder as dividends (that may be ineligible for reduced rates of U.S. federal income taxation or the dividends received deduction) for U.S. federal income tax purposes to the extent of the issuer’s earnings and profits, or, if the Notes are treated as equity in a Pass-Through Note issuer that is taxed as a partnership, the Fund may be required to take into account income allocations from such issuers that may include gross income that is not described in Section 851(b)(2) of the Code and may cause the Fund to fail to meet the requirements of Code Section 851(b)(2) and fail to qualify as a regulated investment company.

The ability of a platform (or its affiliate) to pay principal and interest on a Pass-Through Note may be affected by its ability, for U.S. federal income tax purposes, to match the timing of income it receives from an underlying Alternative Credit Instrument that it holds and the timing of deductions that it may be entitled to in respect of payments made on the Pass-Through Notes that it issues. For example, if the Pass-Through Notes are treated as contingent payment debt instruments for U.S. federal income tax purposes but the corresponding Alternative Credit Instruments are not, there could be a potential mismatch in the timing of the Pass-Through Note issuer’s income and deductions for U.S. federal income tax purposes, and the Pass-Through Note issuer’s resulting tax liabilities could affect its ability to make payments on the Pass-Through Notes.

If the Fund qualifies as a regulated investment company that is accorded special tax treatment, the Fund generally will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If the Fund were to fail to meet the income, diversification or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If the Fund were ineligible to or otherwise did not cure such failure for any year, or if the Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates (currently, at a flat rate of 21%), and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions could be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, that the shareholder meets certain holding period and other requirements in respect of the Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a regulated investment company that is accorded special tax treatment.

The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income (computed without regard to the dividends paid deduction), any net tax-exempt income and any net capital gains. Investment company taxable income that is retained by the Fund will be subject to tax at regular corporate rates. The Fund may also retain for investment its net capital gain. If the Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but it may designate the retained amount as undistributed capital gains in a notice mailed within 60 days of the close of the Fund’s taxable year to its shareholders who, in turn, (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on properly-filed U.S. tax returns to the extent the credit exceeds such liabilities. If the Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income, under clause (i) of the preceding sentence, and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. The Fund is not required to, and there can be no assurance that the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year), or late-year ordinary loss (generally, the sum of its (i) net ordinary loss from the sale, exchange or other taxable disposition of property attributable to the portion, if any, of the taxable year after October 31, and its (ii) other net ordinary loss attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. A dividend paid to shareholders in January of a year generally is deemed to have been paid on December 31 of the preceding year, if the dividend is declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so.

Fund Distributions

Shareholders subject to U.S. federal income tax will be subject to tax on dividends received from the Fund, regardless of whether received in cash or reinvested in additional shares. Such distributions generally will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Distributions received by tax-exempt shareholders generally will not be subject to U.S. federal income tax to the extent permitted under applicable tax law.

For U.S. federal income tax purposes, distributions of investment income generally are taxable to shareholders as ordinary income. Taxes to shareholders on distributions of capital gains are determined by how long the Fund owned (and is treated for U.S. federal income tax purposes as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, the Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Tax rules can alter the Fund’s holding period in investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards) that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to shareholders as long-term capital gains includible in net capital gain and taxed to individuals at reduced rates. Distributions of net short-term capital gain (as reduced by any long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income, and shareholders will not be able to offset distributions of the Fund’s net short-term capital gains with capital losses that they recognize with respect to their other investments.

As required by federal law, detailed U.S. federal income tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

The ultimate tax characterization of the Fund’s distributions made in a taxable year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a taxable year in an amount that exceeds the Fund’s “current and accumulated earnings and profits” (generally, the net investment income and net capital gains of the Fund with respect to that year), in which case the excess generally will be treated as a return of capital, which will be tax-free to the holders of the shares, up to and in reduction of the amount of the shareholder’s tax basis in the applicable shares, with any amounts exceeding such basis treated as gain from the sale of such shares.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against the Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years without expiration to offset capital gains, if any, realized during such subsequent taxable years. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. The Fund must apply such carryforwards first against gains of the same character. The Fund’s available capital loss carryforwards, if any, will be set forth in its annual shareholder report for each fiscal year.

Dividends distributed by the Fund to a corporate shareholder will qualify for the dividends-received deduction only to the extent that the dividends consist of properly reported distributions of qualifying dividends received by the Fund. In addition, any such dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Properly reported distributions of “qualified dividend income” to an individual or other non-corporate shareholder made or deemed made by the Fund will be subject to tax at reduced maximum rates, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Fund’s investment strategy, it is not expected that a large portion of the distributions made by the Fund will be eligible for the dividends-received deduction (in the case of corporate shareholders) or for treatment as “qualified dividend income” (in the case of individual shareholders).

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains as described above, and (ii) any net gain from the sale, redemption or exchange of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Dividends and distributions on shares of the Fund are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s current and accumulated earnings and profits (generally, the Fund’s realized income and gains), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the net asset value of the Fund reflects either unrealized gains, or realized undistributed income or gains, that were therefore included in the price the shareholder paid. The Fund may be required to distribute realized income or gains regardless of whether the Fund’s net asset value also reflects unrealized losses. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares.

Sale, Exchange, or Redemption of Shares

The repurchase, sale or exchange of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shareholder has held the shares for more than one year. Otherwise, the gain or loss will generally be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed under the Code’s “wash sale” rule if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

The Fund is an interval fund, a type of fund which, in order to provide liquidity to shareholders, has adopted a fundamental investment policy to make quarterly offers to repurchase between 5% and 25% of its outstanding Shares at net asset value. Shareholders who tender all Shares of the Fund held, or considered to be held, by them (and do not own any preferred shares of the Fund) in response to a repurchase offer will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the repurchase of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund unless the redemption is treated as being either (i) “substantially disproportionate” with respect to such shareholder or (ii) otherwise “not essentially equivalent to a dividend” under the relevant rules of the Code. A taxable distribution is not treated as a sale or exchange giving rise to capital gain or loss, but rather is treated as a dividend to the extent supported by the Fund’s current and accumulated earnings and profits, with the excess treated as a return of capital reducing the shareholder’s tax basis in its Fund shares (but not below zero), and thereafter as capital gain.

The Fund’s use of cash to repurchase shares could adversely affect its ability to satisfy the distribution requirements for treatment as a RIC. The Fund could also recognize income in connection with its liquidation of portfolio securities to fund share repurchases. Any such income would be taken into account in determining whether the distribution requirements are satisfied.

Corporate-Level Income Tax

The Fund may invest in certain debt and equity investments through taxable subsidiaries and the taxable income, if any, of these taxable subsidiaries may be subject to federal, state, and/or local tax.

Special Tax Issues

The Fund may invest in debt securities that are rated below investment grade by rating agencies or that would be rated below investment grade if they were rated. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund, when, to the extent necessary as and if it invests in such securities, to preserve its status as a RIC and to distribute sufficient income to not become subject to U.S. federal income tax.

Investments in Pass-Through Entities

In the event the Fund owns or is deemed to own equity interests in operating businesses conducted in “pass-through” form (i.e., as a partnership for U.S. federal income tax purposes), income from such equity interests may not qualify for purposes of the RIC income tests under the Code, such equity interests may not qualify as securities for purposes of the RIC asset tests under the Code, and, as a result, the Fund may be required to hold such interests through a subsidiary corporation. In such a case, any income from such equity interests should not adversely affect the Fund’s ability to meet the RIC asset tests, although such income generally would be subject to U.S. federal income tax, which the Fund would indirectly bear through its ownership of such subsidiary corporation.

Original Issue Discount, Pay-In-Kind Securities, and Market Discount

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the OID is treated as interest income and is included in the Fund’s taxable income (and required to be distributed by the Fund) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. Increases in the principal amount of inflation-indexed bonds will also be treated as OID.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance, that are acquired by the Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance may be treated as having “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price) or OID in the case of certain types of debt obligations. Generally, the Fund will be required to include the acquisition discount, or OID, in income (as ordinary income) over the term of the debt obligation, even though payment of that amount is not received until a later time (i.e., upon partial or full repayment or disposition of the debt security) or is received in kind rather than in cash. The Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income.

In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If the Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or if necessary, by liquidation of portfolio securities (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Securities Purchased at a Premium

Very generally, where the Fund purchases a bond at a price that exceeds the redemption price at maturity (i.e., a premium), the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period. In the case of a tax-exempt bond, tax rules require the Fund to reduce its tax basis by the amount of amortized premium.

Issuer Deductibility of Interest

A portion of the interest paid or accrued on certain high yield discount obligations owned by the Fund may not be deductible to (and thus, may affect the cash flow of) the issuer. If a portion of the interest paid or accrued on certain high yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such accrued interest. Interest paid on debt obligations owned by the Fund, if any, that are considered for U.S. tax purposes to be payable in the equity of the issuer or a related party will not be deductible to the issuer, possibly affecting the cash flow of the issuer.

Tax-Exempt Shareholders

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity will not generally be attributed as UBTI to a tax-exempt shareholder of a regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder could recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

Non-U.S. Shareholders

The foregoing discussion generally relates only to U.S. shareholders (as defined in the Prospectus). In general, the Fund’s dividends are not subject to a U.S. withholding tax when paid to a shareholder that is a Non-U.S. shareholder (as defined in the Prospectus) to the extent properly reported by the Fund as (1) interest-related dividends or short-term capital gains dividends, each as defined below and subject to certain conditions described below, (2) Capital Gain Dividends or (3) distributions treated as a return of capital with respect to such Non-U.S. shareholder.

The exception to withholding for “interest-related dividends” generally applies with respect to distributions (other than distributions to a Non-U.S. shareholder (w) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the Non-U.S. shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the Non-U.S. shareholder and the Non-U.S. shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual Non-U.S. shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”). The exception to withholding for “short-term capital gain dividends” generally applies with respect to distributions (other than (a) distributions to an individual Non-U.S. shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution or (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). The Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. These exemptions from withholding will not be available to Non-U.S. shareholders of the Fund if it does not currently report its dividends as interest-related or short-term capital gain dividends. Non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by the Fund to Non-U.S. shareholders other than Capital Gain Dividends, interest-related dividends, and short-term capital gain dividends (e.g., distributions attributable to dividends and foreign-source interest income) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

Under U.S. federal tax law, a Non-U.S. shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends, interest-related dividends and short-term capital gain dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met.

Very generally, special tax rules would apply if the Fund holds “United States real property interests” (“USRPIs”) (or if the Fund holds assets that would be treated as USRPIs but for certain exceptions applicable to RICs) the fair market value of which equals or exceeds 50% of the sum of the fair market values of the Fund’s USRPIs, interests in real property located outside the United States, and other assets used or held for use in a trade or business. Such rules could result in U.S. tax withholding from certain distributions to foreign shareholders. Furthermore, such shareholders may be required to file a U.S. tax return and pay tax on such distributions and, in certain cases, gain realized on sale of Shares, at regular U.S. federal income tax rates. The Fund does not expect to invest in a significant percentage of USRPIs, so these special tax rules are not likely to apply.

Non-U.S. shareholders of the Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and payment obligations discussed above through the sale and repurchase of Fund shares.

Non-U.S. shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in the Fund. Non-U.S. shareholders with respect to whom income from the Fund is effectively connected with a trade or business conducted by the Non-U.S. shareholder within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. shareholders, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a Non-U.S. shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, Non-U.S. shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a Non-U.S. shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or Form W-8BEN-E, or substitute form). Non-U.S. shareholders in the Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. A beneficial holder of Fund shares who is a Non-U.S. shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Expenses Subject to 2% “Floor” and Special Pass-Through Rules

The Fund will not be considered to be a “publicly offered” RIC if it does not have at least 500 shareholders at all times during a taxable year and its Shares are not treated as continuously offered pursuant to a public offering. It is possible that the Fund will not be treated as a “publicly offered” RIC for one or more of its taxable years. Very generally, pursuant to Treasury Department regulations, expenses of a RIC that is not “publicly offered,” except those specific to its status as a RIC or separate entity (e.g., registration fees or transfer agency fees), are subject to special “pass-through” rules. These expenses (which include direct and certain indirect advisory fees) are treated as additional dividends to certain Fund shareholders (generally including other RICs that are not “publicly offered,” individuals and entities that compute their taxable income in the same manner as an individual). Historically, such expenses were deductible by those shareholders, subject to the 2% “floor” on miscellaneous itemized deductions and other significant limitations on itemized deductions set forth in the Code. Under current law, miscellaneous itemized deductions are not deductible regardless of the amount.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder (i) who fails to properly furnish the Fund with a correct taxpayer identification number, (ii) who has under-reported dividend or interest income, or (iii) who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 24%. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Basis Information

The Fund (or its administrative agent) must report to the IRS and furnish to the Fund shareholders the cost basis information and holding period for Fund shares. The Fund will permit Fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election, shareholder cost basis will be determined under the default method selected by the Fund. The cost basis method a shareholder elects (or the cost basis method applied by default) may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the new cost basis reporting rules apply to them.

Tax Shelter Reporting Regulations

Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (other than S corporations), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury Regulations and IRS guidance issued thereunder (collectively, “FATCA”) generally require the Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”). If a shareholder fails to provide this information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA 30% of the distributions, other than distributions properly reported as Capital Gain Dividends, the Fund pays to shareholders. While FATCA withholding would have also required that the Fund withhold 30% of the gross proceeds of share redemptions or exchanges and certain Capital Gain Dividends it pays, proposed Treasury regulations eliminate such withholding on payments of gross proceeds entirely. Taxpayers generally may rely on these proposed Treasury regulations until final Treasury regulations are issued. If a payment by the Fund is subject to FATCA withholding, the Fund or its agent is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to Non-U.S. shareholders described above (e.g., Capital Gain Dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary. In addition, foreign countries are considering, and may implement, laws similar in purpose and scope to FATCA, as more fully described above.

Shares Purchased through Tax-Qualified Plans

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

FINANCIAL STATEMENTS

[To Be Provided in a Subsequent Filing]

PART C -- OTHER INFORMATION

ITEM 25. Financial Statements and Exhibits

(1)	Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), will be filed with a Pre-effective Amendment to the Registration Statement on Form N-2.

(2)	Exhibits:

(a)
(i) Certificate of Trust(1)
(ii) Agreement and Declaration of Trust of the Registrant(2)
(b)	By-Laws of the Registrant(2)
(c)	Not applicable.
(d)	Reference is made to the Registrant’s Agreement and Declaration of Trust and By-Laws.
(e)	Not applicable.
(f)	Not applicable.
(g)
(i) Investment Management Agreement(2)
(h)
(i) Distribution Agreement(2)
(ii) Form of Deal Agreement(2)
(i)	Not applicable.
(j)	Custody Agreement(2)
(k)
(i) Fund Administration Servicing Agreement(2)
(ii) Expense Limitation Agreement(2)
(l)	Opinion and Consent of Counsel(2)
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm(2)
(o)	Not applicable.
(p)	Not applicable.
(q)	Not applicable.
(r)
(i) Code of Ethics of Registrant(2)
(ii) Code of Ethics of Adviser(2)
(iii) Code of Ethics of Distributor(2)
(s)	Not applicable
(t)	Power of Attorney(2)

(1)	Filed herewith

(2)	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

See the Form of Distribution Agreement and Form of Deal Agreement to be filed by pre-effective amendment as Exhibit (h)(i) and (h)(ii), respectively, to this Registration Statement.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Securities and Exchange Commission Fees	$[●]
Printing and Engraving Expenses	$[●]
Legal Fees	$[●]
Accounting Expenses	$[●]
Blue Sky Filing Fees and Expenses	$[●]
Miscellaneous Expenses	$[●]
Total	$[●]

* To be provided by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

To be provided by amendment.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

Set forth below is the number of record holders as of [●], 202_, of each class of securities of the Registrant:

Title of Class	Number of Record Holders
Shares of Beneficial Interest	[●]

ITEM 30. INDEMNIFICATION

To be provided by amendment.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Certain information pertaining to the business and other connections of Brookmont Capital Management, LLC, the investment adviser to the Fund, is hereby incorporated by reference from the Prospectus and Statement of Additional Information contained herein. The information required by this Item with respect to any trustee,officer or partner of Brookmont Capital Management, LLC is incorporated by reference to the Form ADV filed by Brookmont Capital Management, LLC with the Securities and Exchange Commission pursuant to the Investment Advisers Act of 1940, as amended (File No. 801-68533).

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of 15 U.S.C. 80a-3-(a) and rules under that section, are maintained by Brookmont Capital Management, LLC, 5950 Berkshire Lane, Suite 1420, Dallas Texas 75225.

ITEM 33. MANAGEMENT SERVICES

Not applicable.

ITEM 34. UNDERTAKINGS

1. Not applicable.

2. Not applicable.

3. The Registrant undertakes:

(a) To file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933, as amended;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

(b) That, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof.

(c) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(d) That, for the purpose of determining liability under the Securities Act to any purchaser:

(1) if the Registrant is relying on Rule 430B [17 CFR 230.430B]:

(A) Each prospectus filed by the Registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(B) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (x), or (xi) for the purpose of providing the information required by Section 10(a) of the Securities Act shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date; or

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness; provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

(e) That for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities, the undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1) any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2) free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3) the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4) any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

4. The Registrant undertakes:

(a) for the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective;

(b) for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

5. Not applicable.

6. Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

7. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of an oral or written request, its Prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, and State of Texas, on the 6th day of April, 2026.

BROOKMONT CONSUMER CREDIT FUND

/s/ Ethan Powell
Ethan Powell
Trustee

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Ethan Powell	Trustee	April 6, 2026
Ethan Powell

EXHIBIT INDEX

(a)(i) Certificate of Trust.